UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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SKYWORKS SOLUTIONS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Invitation to Stockholders

April 8, 2015

Dear Stockholder:

I am pleased to invite you to attend the 2015 Annual Meeting of stockholders of Skyworks Solutions, Inc. to be held at 2:00 p.m., local time, on Tuesday, May 19, 2015, at the Boston Marriott Burlington, 1 Burlington Mall Road, Burlington, Massachusetts (the "Annual Meeting"). We look forward to your participation in person or by proxy. The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the matters that we expect to be acted upon at the Annual Meeting.

If you plan to attend the Annual Meeting, please check the designated box on the enclosed proxy card. Or, if you utilize our telephone or Internet proxy submission methods, please indicate your plans to attend the Annual Meeting when prompted to do so. If you are a stockholder of record, you should bring the top half of your proxy card as your admission ticket and present it upon entering the Annual Meeting. If you are planning to attend the Annual Meeting and your shares are held in "street name" by your broker (or other nominee), you should ask the broker (or other nominee) for a proxy issued in your name and present it at the meeting.

Whether or not you plan to attend the Annual Meeting, and regardless of how many shares you own, it is important that your shares be represented at the Annual Meeting. Accordingly, we urge you to complete the enclosed proxy and return it to us promptly in the postage-prepaid envelope provided, or to complete and submit your proxy by telephone or via the Internet in accordance with the instructions on the proxy card. If you do attend the Annual Meeting and wish to vote in person, you may revoke a previously submitted proxy at that time by voting in person at the meeting.

Sincerely yours,

David J. Aldrich
Chairman and Chief Executive Officer

Skyworks Solutions, Inc.	| page 7

Notice of Annual Meeting

Skyworks Solutions, Inc.

20 Sylvan Road Woburn, MA 01801 (781) 376-3000	5221 California Avenue Irvine, CA 92617 (949) 231-3000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON TUESDAY, MAY 19, 2015

To the Stockholders of Skyworks Solutions, Inc.:

              The 2015 Annual Meeting of stockholders of Skyworks Solutions, Inc., a Delaware corporation (the "Company"), will be held at 2:00 p.m., local time, on Tuesday, May 19, 2015, at the Boston Marriott Burlington, 1 Burlington Mall Road, Burlington, Massachusetts (the "Annual Meeting") to consider and act upon the following proposals:

                  1.       To elect eight individuals nominated to serve as directors of the Company with terms expiring at the 2016 Annual Meeting of stockholders and named in the Proxy Statement;

                  2.       To ratify the selection by the Company's Audit Committee of KPMG LLP as the independent registered public accounting firm for the Company for fiscal year 2015;

                  3.       To approve, on an advisory basis, the compensation of the Company's named executive officers;

                  4.       To approve the Company's 2015 Long-Term Incentive Plan;

                  5.       To consider one stockholder proposal, if properly presented at the Annual Meeting; and

                  6.       To transact such other business as may properly come before the Annual Meeting.

              Only stockholders of record at the close of business on March 25, 2015, are entitled to notice of and to vote at the Annual Meeting. To ensure your representation at the Annual Meeting, we urge you to submit a proxy promptly in one of the following ways whether or not you plan to attend the Annual Meeting: (a) by completing, signing, and dating the accompanying proxy card and returning it in the postage-prepaid envelope enclosed for that purpose; (b) by completing and submitting your proxy using the toll-free telephone number listed on the proxy card; or (c) by completing and submitting your proxy via the Internet by visiting the website address listed on the proxy card. The Proxy Statement accompanying this notice describes each of the items of business listed above in more detail. Our Board of Directors recommends: a vote "FOR" the election of the nominees for director named in Proposal 1 of the Proxy Statement; a vote "FOR" Proposal 2, ratifying the selection of KPMG LLP as the independent registered public accounting firm of the Company for fiscal year 2015; a vote "FOR" Proposal 3, approving, on an advisory basis, the compensation of the Company's named executive officers; a vote "FOR" Proposal 4, approving the 2015 Long-Term Incentive Plan; and a vote "AGAINST" Proposal 5, a non-binding stockholder proposal.

By Order of the Board of Directors,

MARK V.B. TREMALLO Vice President, General Counsel and Secretary

Woburn, Massachusetts
April 8, 2015

| page 8	Skyworks Solutions, Inc.

Skyworks Solutions, Inc.	| page 9

Proxy Statement

Skyworks Solutions, Inc.

20 Sylvan Road Woburn, MA 01801 (781) 376-3000	5221 California Avenue Irvine, CA 92617 (949) 231-3000

Proxy Statement
2015 Annual Meeting of Stockholders

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Proxy Statement

General Information

How do we refer to Skyworks in this Proxy Statement?

The terms "Skyworks," "the Company," "we," "us," and "our" refer to Skyworks Solutions, Inc., a Delaware corporation, and its consolidated subsidiaries.

When and where is our Annual Meeting?

The Company's 2015 Annual Meeting of stockholders is to be held on Tuesday, May 19, 2015, at the Boston Marriott Burlington, 1 Burlington Mall Road, Burlington, Massachusetts at 2:00 p.m., local time, or at any adjournment or postponement thereof (the "Annual Meeting").

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will consider and vote on the following matters:

1.
The election of the eight nominees named in this Proxy Statement to our Board of Directors to serve until the 2016 Annual Meeting of stockholders.

2.
The ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending October 2, 2015 ("fiscal year 2015").

3.
The approval, on a non-binding basis, of the compensation of our Named Executive Officers, as described below under "Compensation Discussion and Analysis," and in the executive compensation tables and accompanying narrative disclosures in this Proxy Statement.
4.
The approval of the Company's 2015 Long-Term Incentive Plan.

5.
A non-binding stockholder proposal regarding supermajority voting provisions, if properly presented at the Annual Meeting.

The stockholders will also act on any other business that may properly come before the meeting.

What is included in our proxy materials?

The Company's Annual Report, which includes financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operation" for the fiscal year ended October 3, 2014 ("fiscal year 2014"), is being mailed together with this Proxy Statement to all stockholders of record entitled to vote at the Annual Meeting. This Proxy Statement and form of proxy are being first mailed to stockholders on or about April 8, 2015. The Proxy Statement and the Company's Annual Report are available at http://www.skyworksinc.com/annualreport.

Who can vote at our Annual Meeting?

Only stockholders of record at the close of business on March 25, 2015 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. As of March 25, 2015, there were 191,034,619 shares of Skyworks' common stock issued and outstanding. Pursuant to Skyworks' Restated Certificate of Incorporation and By-laws, and applicable Delaware law, each share of common stock entitles the holder of record at the close of business on the Record Date to one vote on each matter considered at the Annual Meeting.

Skyworks Solutions, Inc.	| page 11

Proxy Statement

Is my vote important?

Yes. Your vote is important no matter how many shares you own. Please take the time to vote in the way that is easiest and most convenient for you, and cast your vote as soon as possible.

How do I vote if I am a stockholder of record?

As a stockholder of record, you may vote in one of the following three ways whether or not you plan to attend the Annual Meeting: (a) by completing, signing, and dating the accompanying proxy card and returning it in the postage-prepaid envelope enclosed for that purpose, (b) by completing and submitting your proxy using the toll-free telephone number listed on the proxy card, or (c) by completing and submitting your proxy via the Internet at the website address listed on the proxy card. If you attend the Annual Meeting, you may vote in person at the Annual Meeting even if you have previously submitted your proxy by mail, telephone, or via the Internet (and your vote at the Annual Meeting will automatically revoke your previously submitted proxy, although mere attendance at the meeting without voting in person will not have that result).

How do I vote if I am a beneficial owner of shares held in "street name"?

If your shares are held on your behalf by a third party such as your broker or another person or entity who holds shares of the Company on your behalf and for your benefit, which person or entity we refer to as a "nominee," and your broker (or other nominee) is the stockholder of record of such shares, then you are the beneficial owner of such shares and we refer to those shares as being held in "street name." As the beneficial owner of your "street name" shares, you are entitled to instruct your broker (or other nominee) as to how to vote your shares. Your broker (or other nominee) will provide you with information regarding how to instruct your broker (or other nominee) as to the voting of your "street name" shares.

How do I vote if I am a participant in the Skyworks 401(k) Savings and Investment Plan?

If you are a participant in the Skyworks 401(k) Savings and Investment Plan (the "401(k) Plan"), you will receive an instruction card for the Skyworks shares you own through the 401(k) Plan. That instruction card will serve as a voting instruction card for the trustee of the 401(k) Plan, and your 401(k) Plan shares will be voted as you instruct.

Can I change my vote after I have voted?

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted at the Annual Meeting. Proxies may be revoked by (a) delivering to the Secretary of the Company, before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (b) duly completing a later-dated proxy relating to the same shares and presenting it to the Secretary of the Company before the taking of the vote at the Annual Meeting, or (c) attending the Annual Meeting and voting there in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be delivered to the Company's principal executive offices at Skyworks Solutions, Inc., 20 Sylvan Road, Woburn, MA 01801, Attention: Secretary, or hand delivered to the Secretary of the Company, before the taking of the vote at the Annual Meeting.

Can I attend the Annual Meeting?

If you plan to attend the Annual Meeting, please be sure to indicate your intent to attend by checking the designated box on your proxy card if you are submitting a proxy via mail, or by indicating when prompted if you are submitting a proxy through either Skyworks' telephone or Internet proxy submission procedures. In either case, save the admission ticket attached to your proxy (the top half) and bring that with you to the Annual Meeting. If your shares are held in "street name" by your broker (or other nominee), you should consult your instruction card to

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Proxy Statement

determine how to indicate your intent to attend the Annual Meeting. If your instruction card does not provide any such indication, you should contact your broker (or other nominee) to determine what you will need to do to be able to attend and vote at the Annual Meeting. In order to be admitted to the Annual Meeting, you will need to present your admission ticket or the appropriate documentation from your broker (or other nominee), as well as provide valid picture identification, such as a driver's license or passport.

If I vote by proxy, how will my vote be cast?

The persons named as attorneys-in-fact in this Proxy Statement, David J. Aldrich and Mark V.B. Tremallo, were selected by the Board of Directors and are officers of the Company. As attorneys-in-fact, Messrs. Aldrich and Tremallo will vote any shares represented at the meeting by proxy. Each executed proxy card returned by a stockholder of record or proxy vote recorded via telephone or the Internet by a stockholder of record in the manner provided for on the proxy card prior to the taking of the vote at the Annual Meeting will be voted. Where a choice has been specified in an executed proxy with respect to the matters to be acted upon at the Annual Meeting, the shares represented by the proxy will be voted in accordance with the choices specified.

How will my shares be voted if I do not give specific voting instructions when I deliver my proxy?

If you are a stockholder of record and deliver a proxy but do not give specific voting instructions, then the proxy holders will vote your shares as recommended by the Board of Directors.

If your shares are held in "street name," your broker (or other nominee) is required to vote those shares in accordance with your instructions. If you do not give instructions to your broker (or other nominee), your broker (or other nominee) will only be entitled to vote your shares with respect to "discretionary" matters, as described below, but will not be permitted to vote the shares with respect to "non-discretionary" matters.

If you beneficially own shares that are held in "street name" by your broker (or other nominee), we strongly encourage you to provide instructions to your broker (or other nominee) as to how to vote on the election of directors and all of the Proposals by signing, dating, and returning to your broker (or other nominee) the instruction card provided by your broker (or other nominee).

If you are a participant in the 401(k) Plan, the trustee of the 401(k) Plan will not vote your 401(k) Plan shares if the trustee does not receive voting instructions from you by 11:59 p.m. Eastern Time on May 14, 2015, unless otherwise required by law.

What is a "broker non-vote"?

A "broker non-vote" occurs when your broker (or other nominee) submits a proxy for your shares (because the broker (or other nominee) has either received instructions from you on one or more proposals, but not all, or has not received instructions from you but is entitled to vote on a particular "discretionary" matter) but does not indicate a vote "FOR" a particular proposal because the broker (or other nominee) either does not have authority to vote on that proposal and has not received voting instructions from you or has "discretionary" authority on the proposal but chooses not to exercise it. "Broker non-votes" are not counted as votes "FOR" or "AGAINST" the proposal in question or as abstentions, nor are they counted to determine the number of votes present for the particular proposal. We do, however, count "broker non-votes" for the purpose of determining a quorum for the Annual Meeting. If your shares are held in "street name" by your broker (or other nominee), please check the instruction card provided by your broker (or other nominee) or contact your broker (or other nominee) to determine whether you will be able to vote by telephone or via the Internet.

What vote is required for each matter?

Election of Directors.    Pursuant to the Company's By-laws, a nominee will be elected to the Board of Directors if the votes cast "FOR" the nominee's

Skyworks Solutions, Inc.	| page 13

Proxy Statement

election at the Annual Meeting exceed the votes cast "AGAINST" the nominee's election (as long as the only director nominees are those individuals set forth in this Proxy Statement). Abstentions and "broker non-votes" will not count as votes "FOR" or "AGAINST." If the shares you own are held in "street name," your broker (or other nominee), as the record holder of your shares, is required to vote your shares according to your instructions. Because Proposal 1 constitutes an uncontested election of directors (an election where the number of nominees for election as directors is equal to or less than the number of directors to be elected), it is not considered to be a "discretionary" matter for certain brokers. If you do not instruct your broker how to vote with respect to this item, your broker may not vote your shares with respect to the election of directors. In such case, a "broker non-vote" may occur, which will have no effect on the outcome of Proposal 1.

Ratification of Independent Registered Public Accounting Firm.    The affirmative vote of a majority of the shares present in person, or represented by proxy at the Annual Meeting, and entitled to vote on such matter at the Annual Meeting, is required to approve Proposal 2. Proposal 2 involves a matter on which a broker (or other nominee) does have "discretionary" authority to vote. Even if you do not instruct your broker how to vote with respect to this item, your broker may vote your shares with respect to this proposal in its discretion. With respect to Proposal 2, a vote of "ABSTAIN" will have the same effect as a vote of "AGAINST."

Say-on-Pay Vote; Approval of 2015 Long-Term Incentive Plan; Stockholder Proposal.    The affirmative vote of a majority of the shares present in person, or represented by proxy at the Annual Meeting, and entitled to vote on such matter at the Annual Meeting, is required to approve Proposals 3, 4, and 5. Proposals 3, 4, and 5 are not considered to be "discretionary" matters for certain brokers. If you do not instruct your broker how to vote with respect to these items, your broker may not vote your shares with respect to these proposals. In such case, a "broker non-vote" may occur, which will have no effect on the outcome of Proposals 3, 4, and 5. Votes that are marked "ABSTAIN" are counted as present and entitled to vote with respect to Proposals 3, 4, and 5 and will have the same impact as a vote that is marked "AGAINST" for purposes of Proposals 3, 4, and 5.

How does the Board of Directors recommend that I vote?

The Board of Directors recommends that you vote:

FOR the election of each of the eight director nominees (Proposal 1).

FOR the ratification of the selection of KPMG LLP as our independent registered public accounting firm for fiscal year 2015 (Proposal 2).

FOR the approval, on a non-binding basis, of the compensation of our Named Executive Officers, as described below under "Compensation Discussion and Analysis," and in the executive compensation tables and accompanying narrative disclosures (Proposal 3).

FOR the approval of the Company's 2015 Long-Term Incentive Plan (Proposal 4).

AGAINST the approval, on a non-binding basis, of a stockholder proposal regarding supermajority voting provisions (Proposal 5).

How will the votes cast at our Annual Meeting be counted?

An automated system administered by the Company's transfer agent tabulates the votes at the Annual Meeting. The vote on each matter submitted to stockholders will be tabulated separately.

Where can I find the voting results of our Annual Meeting?

We expect to announce the preliminary voting results at our Annual Meeting. The final voting results will be reported in a Current Report on Form 8-K that will be filed with the Securities and Exchange Commission (the "SEC") within four business days after the end of our Annual Meeting and will be posted on our website.

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Proxy Statement

Will my vote be kept confidential?

Yes. We will keep your vote confidential unless (1) we are required by law to disclose your vote (including in connection with the pursuit or defense of a legal or administrative action or proceeding), or (2) there is a contested election for the Board of Directors. The inspector of elections will forward any written comments that you make on the proxy card to management without providing your name, unless you expressly request on your proxy card that your name be disclosed.

What is the quorum requirement for our Annual Meeting?

The holders of a majority of the issued and outstanding stock of the Company present either in person or by proxy at the Annual Meeting constitute a quorum for the transaction of business at the Annual Meeting. Shares that abstain from voting on any proposal and "broker non-votes" will be counted as shares that are present for purposes of determining whether a quorum exists at the Annual Meeting. If a "broker non-vote" occurs with respect to any shares of the Company's common stock on any matter, then those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for purposes of determining whether a quorum exists because they are entitled to vote on other matters) and will not be voted.

When will Skyworks next hold an advisory vote on the frequency of say-on-pay votes?

The next advisory vote on the frequency of say-on-pay votes will be held no later than our 2017 Annual Meeting of stockholders.

What is "householding"?

Some brokers (or other nominees) may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of this Proxy Statement and our Annual Report may have been sent to multiple stockholders in your household. If you are a stockholder and your household or address has received only one Annual Report and one Proxy Statement, the Company will promptly deliver a separate copy of the Annual Report and the Proxy Statement to you, upon your written request to Skyworks Solutions, Inc., 20 Sylvan Road, Woburn, MA 01801, Attention: Investor Relations, or oral request to Investor Relations at (781) 376-3405. If you would like to receive separate copies of our Annual Report and Proxy Statement in the future, you should direct such request to your broker (or other nominee). Even if your household or address has received only one Annual Report and one Proxy Statement, a separate proxy card should have been provided for each stockholder account. Each individual proxy card should be signed, dated, and returned in the enclosed postage-prepaid envelope (or completed and submitted by telephone or via the Internet, as described on the proxy card). If your household has received multiple copies of our Annual Report and Proxy Statement, you can request the delivery of single copies in the future by contacting your broker (or other nominee), or the Company at the address or telephone number above.

Skyworks Solutions, Inc.	| page 15

Proxy Statement

Proposal 1:
Election of Directors

Election of Directors

              Under this Proposal 1, you are being asked to consider eight nominees for election to our Board of Directors (all of our currently serving directors) to serve until the 2016 Annual Meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal. The names of the eight nominees for election as directors, their current positions and offices, the year such nominees were first elected as directors of the Company and their Board committee memberships are set forth in the table below. All of such nominees are current Skyworks directors. Each nominee for election has agreed to serve if elected, and the Board of Directors knows of no reason why any nominee should be unable or unwilling to serve. If a nominee is unable or unwilling to serve, the attorneys-in-fact named in this Proxy Statement will vote any shares represented at the meeting by proxy for the election of another individual nominated by the Board of Directors, if any. No nominee or executive officer is related by blood, marriage, or adoption to any other director, nominee, or executive officer. No arrangements or understandings exist between any director or person nominated for election as a director and any other person pursuant to which such person is to be selected as a director or nominee for election as a director.

Nominee	Position(s) with the Company	First Year of Service	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
David J. Aldrich	Chairman of the Board and Chief Executive Officer	2000
David J. McLachlan	Lead Independent Director	2000	M		M
Kevin L. Beebe	Director	2004	M	M
Timothy R. Furey	Director	1998		C	M
Balakrishnan S. Iyer	Director	2002	M		C
Christine King	Director	2014		M
David P. McGlade	Director	2005		M	M
Robert A. Schriesheim	Director	2006	C

"C" indicates Chair and "M" indicates Member of the respective committee

              Immediately below this proposal is biographical information about each of the director nominees, including information regarding each nominee's business experience for the past five years, and the names of other public companies for which each nominee has served as a director during the past five years. The information presented below regarding the specific experience, qualifications, attributes, and skills of each nominee led our Nominating and Corporate Governance Committee and our Board of Directors to conclude that he or she should serve as a director. In addition, we believe that all of our nominees have integrity, business acumen, good judgment, knowledge of our business and industry, experience in one or more areas relevant to our business and strategy, and the willingness to devote the time needed to be an effective director.

    Adoption of Majority Vote Standard for Election of Directors

              In January 2014, our Board of Directors approved an amendment to our By-laws to require that a nominee for election as a director in an uncontested election (an election where the number of nominees for election as directors is equal to or less than the number of directors to be elected) will be elected if the votes cast "FOR" such

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Proxy Statement

nominee's election exceed the number of votes cast "AGAINST" the nominee's election. In a contested election (in which the number of nominees for election as directors exceeds the number of directors to be elected at such meeting), directors are elected by a plurality of all votes cast in such election.

              The election of directors at this Annual Meeting will be uncontested. As a result, each nominee for election as a director at the Annual Meeting will only be elected if the votes cast "FOR" such nominee exceed the number of votes cast "AGAINST" such nominee. As required by our corporate governance guidelines, which are available on the Investor Relations portion of the Company's website at http://www.skyworksinc.com, each incumbent director who is a nominee for election as a director at the Annual Meeting submitted to the Board of Directors an irrevocable resignation that would become effective if the votes cast "FOR" such nominee's election do not exceed the votes cast "AGAINST" such nominee's election and our Board of Directors determines to accept his or her resignation. Upon such resignation by a nominee and pursuant to the procedures set forth in the corporate governance guidelines, the Nominating and Corporate Governance Committee will evaluate the best interests of our Company and stockholders and will recommend to our Board of Directors the action to be taken with respect to the resignation. The Board of Directors will then decide whether to accept, reject, or modify the Nominating and Corporate Governance Committee's recommendation, and the Company will publicly disclose such decision by the Board of Directors with respect to the director nominee.

              Shares represented by all proxies received by the Board of Directors that are properly completed, but do not specify a choice as to the election of directors and are not marked as to withhold authority to vote for the nominees, will be voted "FOR" the election of all eight of the nominees.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE "FOR" THE ELECTION OF EACH OF THE EIGHT NOMINEES IN PROPOSAL 1

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Proxy Statement

Nominees for Election

              David J. Aldrich, age 58, serves as Chairman of the Board and Chief Executive Officer of the Company. From April 2000 until his election as Chairman in May 2014, Mr. Aldrich served as President and Chief Executive Officer and as a director of the Company. From September 1999 to April 2000, Mr. Aldrich served as President and Chief Operating Officer. From May 1999 to September 1999, Mr. Aldrich served as Executive Vice President, and from May 1996 to May 1999, Mr. Aldrich served as Vice President and General Manager of the semiconductor products business unit. Mr. Aldrich joined the Company in 1995 as Vice President, Chief Financial Officer and Treasurer. From 1989 to 1995, Mr. Aldrich held senior management positions at M/A-COM, Inc. (a developer and manufacturer of radio frequency and microwave semiconductors, components, and IP networking solutions), including Manager of Integrated Circuits Active Products, Corporate Vice President of Strategic Planning, Director of Finance and Administration and Director of Strategic Initiatives with the Microelectronics Division. Mr. Aldrich has also served since February 2007 as a director of Belden Inc. (a publicly traded designer and manufacturer of cable products and transmission solutions).

              We believe that Mr. Aldrich, who has led Skyworks for more than 14 years, is qualified to serve as a director because of his leadership experience, his strategic decision making ability, his knowledge of the semiconductor industry and his in-depth knowledge of Skyworks' business. Mr. Aldrich brings to the Board of Directors his thorough knowledge of Skyworks' business, strategy, people, operations, competition, financial position, and investors. Further, as a result of his service as a director for Belden Inc., a multinational public company, Mr. Aldrich provides the Board of Directors with another organizational perspective and other cross-board experience.

              David J. McLachlan, age 76, has been a director since 2000 and Lead Independent Director since May 2014. He served as Chairman of the Board from May 2008 to May 2014. Mr. McLachlan served as a senior advisor to the Chairman and Chief Executive Officer of Genzyme Corporation (a publicly traded biotechnology company) from 1999 to 2004. He also was the Executive Vice President and Chief Financial Officer of Genzyme from 1989 to 1999. Prior to joining Genzyme, Mr. McLachlan served as Vice President and Chief Financial Officer of Adams-Russell Company (an electronic component supplier and cable television franchise owner). Mr. McLachlan also serves on the Boards of Directors of Dyax Corp. (a publicly traded biotechnology company) and Deltagen, Inc. (a publicly traded provider of drug discovery tools and services to the biopharmaceutical industry).

              We believe that Mr. McLachlan, the current Lead Independent Director, is qualified to serve as a director because he possesses a broad range of business experience as a result of his service as both chief financial officer and director for several public companies. In particular, Mr. McLachlan has in-depth experience handling complex accounting and finance issues for a broad range of companies. He has also served on the boards and audit and governance committees of other public companies (including as chairman of the audit committee), and serves as a designated "audit committee financial expert" for Skyworks' Audit Committee. In addition, Mr. McLachlan has extensive knowledge regarding Skyworks' business, which he has acquired by serving for more than 14 years on the Board of Directors.

              Kevin L. Beebe, age 56, has been a director since January 2004. Since November 2007, he has been President and Chief Executive Officer of 2BPartners, LLC (a partnership that provides strategic, financial, and operational advice to private equity investors and management). In 2014, Mr. Beebe became a founding partner of Astra Capital Management (a private equity firm based in Washington, D.C.). Previously, beginning in 1998, he was Group President of Operations at ALLTEL Corporation (a telecommunications services company). From 1996 to 1998, Mr. Beebe served as Executive Vice President of Operations for 360° Communications Co. (a wireless communication company). He has held a variety of executive and senior management positions at several divisions of Sprint, including Vice President of Operations and Vice President of Marketing and Administration for Sprint Cellular, Director of Marketing for Sprint North Central Division, Director of Engineering and Operations Staff and Director of Product

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Proxy Statement

Management and Business Development for Sprint Southeast Division, as well as Staff Director of Product Services at Sprint Corporation. Mr. Beebe began his career at AT&T/Southwestern Bell as a Manager. Mr. Beebe also serves as a director for SBA Communications Corporation (a publicly traded operator of wireless communications towers in North, South, and Central America), NII Holdings, Inc. (a publicly traded provider of wireless telecommunications services in Latin America), and Syniverse Technologies, Inc. (a privately held provider of support services for wireless carriers).

              We believe that Mr. Beebe is qualified to serve as a director because of his 18 years of experience as an operating executive in the wireless telecommunications industry. For example, as Group President of Operations at ALLTEL, he was instrumental in expanding ALLTEL's higher margin retail business, which significantly enhanced ALLTEL's competitive position in a dynamic, consolidating industry. In addition, as Chief Executive Officer of 2BPartners, LLC, Mr. Beebe continues to gain a broad range of business experience and to build business relationships by advising leading private equity firms that are transacting business in the global capital markets. Mr. Beebe provides cross-board experience by serving as a director for several public and private companies (including service on both audit and governance committees). Further, Mr. Beebe has served as a director of Skyworks since 2004 and has gained significant familiarity with Skyworks' business.

              Timothy R. Furey, age 57, has been a director since 1998. He has been Chief Executive Officer of MarketBridge (a privately owned digital marketing software and services firm) since 1991. MarketBridge provides digital marketing, predictive analytics, and sales effectiveness solutions to Fortune 1000 companies in the software, communications, financial services, life sciences, and consumer products sectors. Mr. Furey also serves as Managing Partner of the Technology Marketing Group (which advises and invests in emerging growth companies in the social media, mobile, and marketing automation markets). Prior to 1991, Mr. Furey worked with the Boston Consulting Group, Strategic Planning Associates, Kaiser Associates, and the Marketing Science Institute.

              We believe that Mr. Furey is qualified to serve as a director because his experience as Chief Executive Officer of MarketBridge, as well as his engagements with MarketBridge's clients (many of which are Fortune 1000 companies), provide him with a broad range of knowledge regarding business operations and growth strategies. In addition, Mr. Furey has extensive knowledge regarding Skyworks' business, which he has acquired through over 16 years of service on the Board of Directors, including, for the past 11 years, as the Chairman of the Compensation Committee.

              Balakrishnan S. Iyer, age 58, has been a director since June 2002. He served as Senior Vice President and Chief Financial Officer of Conexant Systems, Inc., from October 1998 to June 2003. Prior to joining Conexant, Mr. Iyer served as Senior Vice President and Chief Financial Officer of VLSI Technology Inc. Prior to that, he was Corporate Controller for Cypress Semiconductor Corp. and Director of Finance for Advanced Micro Devices, Inc. Mr. Iyer serves on the Boards of Directors of Power Integrations, Inc., QLogic Corporation, and IHS Inc. (each a publicly traded company). He served as a director of Conexant from February 2002 until April 2011, and as a director of Life Technologies Corp. from July 2001 until February 2014, when it was acquired by Thermo Fisher Scientific Inc.

              We believe that Mr. Iyer is qualified to serve as a director because his experience as an executive officer of companies in the technology industry provides him with leadership, strategic, and financial experience. Through his experiences as a director at the public companies listed above (including as a member of certain audit, governance, and compensation committees) he provides the Board of Directors with significant financial expertise as a designated "audit committee financial expert" for Skyworks' Audit Committee, bringing specific application to our industry, as well as a broad understanding of corporate governance topics.

              Christine King, age 65, has been a director since January 2014. She served as a director and as Chief Executive Officer of Standard Microsystems Corporation (a developer of silicon-based integrated circuits utilizing analog and

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Proxy Statement

mixed-signal technologies) from 2008 until the company's acquisition by Microchip Technology, Inc., in 2012. Prior to Standard Microsystems, Ms. King was Chief Executive Officer of AMI Semiconductor, Inc., from 2001 until it was acquired by ON Semiconductor Corp. in 2008. From 1973 to 2001, Ms. King held various engineering, business, and management positions at IBM Corp., including Vice President of Semiconductor Products. Ms. King serves on the Boards of Directors of Cirrus Logic, Inc., IDACORP, Inc., and QLogic Corporation (each a publicly traded company), and on the Board of Directors of Idaho Power Company (a subsidiary of IDACORP). She previously served as a director of Analog Devices, Inc., and Atheros Communications, Inc., prior to its acquisition by Qualcomm, Inc.

              We believe that Ms. King is qualified to serve as a director because of her extensive management and operational experience in the high tech and semiconductor industries. In particular, through her experience as Chief Executive Officer of Standard Microsystems and AMI Semiconductor, as well as her service as a director of other public companies, Ms. King provides the Board of Directors with significant strategic, operational, and financial expertise.

              David P. McGlade, age 54, has been a director since February 2005. He has served as Executive Chairman of Intelsat S.A. (a publicly traded worldwide provider of satellite communication services) since April 1, 2015, prior to which he served as Chairman and Chief Executive Officer. Mr. McGlade joined Intelsat in April 2005 and was the Deputy Chairman of Intelsat from August 2008 until April 2013. Previously, Mr. McGlade served as an Executive Director of mmO2 PLC and as the Chief Executive Officer of O2 UK (a subsidiary of mmO2), a position he held from October 2000 until March 2005. Before joining O2 UK, Mr. McGlade was President of the Western Region for Sprint PCS.

              We believe that Mr. McGlade is qualified to serve as a director because of his 31 years of experience in the telecommunications business, which have allowed him to acquire significant operational, strategic, and financial business acumen. Most recently, as a result of his work as the Chief Executive Officer of Intelsat, Mr. McGlade gained significant leadership and operational experience, as well as knowledge about the global capital markets.

              Robert A. Schriesheim, age 54, has been a director since May 2006. He has been Executive Vice President and Chief Financial Officer of Sears Holdings since August 2011. From January 2010 to October 2010, Mr. Schriesheim was Chief Financial Officer of Hewitt Associates, Inc. (a global human resources consulting and outsourcing company that was acquired by Aon Corporation). From October 2006 until December 2009, he was the Executive Vice President and Chief Financial Officer of Lawson Software, Inc. (a publicly traded ERP software provider). From August 2002 to October 2006, he was affiliated with ARCH Development Partners, LLC (a seed stage venture capital fund). Before joining ARCH, Mr. Schriesheim held executive positions at Global TeleSystems, SBC Equity Partners, Ameritech, AC Nielsen, and Brooke Group Ltd. Mr. Schriesheim was also a director of Lawson Software until its sale in July 2011. In addition, from 2004 until 2007, he was also a director of Dobson Communications Corp. (a former publicly traded wireless services communications company that was acquired by AT&T Inc.) and from 2007 until 2009 he served as a director of MSC Software Corp. (a former publicly traded provider of integrated simulation solutions for designing and testing manufactured products that was acquired by Symphony Technology Group).

              We believe that Mr. Schriesheim is qualified to serve as a director because of his extensive knowledge of the capital markets, experience with corporate financial capital structures, and long history of evaluating and structuring merger and acquisition transactions within the technology sector. Mr. Schriesheim also has significant experience, as a senior executive and director in both public and private companies in the technology sector, leading companies through major strategic and financial corporate transformations while doing business in the global marketplace. He also serves as a designated "audit committee financial expert" for Skyworks' Audit Committee.

              In addition to the information presented above regarding each director's specific experience, qualifications, attributes, and skills that led our Board of Directors to conclude that he or she should serve as a director, we also

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Proxy Statement

believe that each of our directors has a reputation for integrity, honesty, and adherence to high ethical standards. They have each demonstrated business acumen, an ability to exercise sound judgment, and a commitment of service to Skyworks.

Corporate Governance

    General

    Board of Director Meetings

              The Board of Directors met ten (10) times during fiscal year 2014. During fiscal year 2014 (or the portion thereof during which the director served), each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which he or she served. The Company's policy with respect to directors' attendance at the Annual Meeting is available on the Investor Relations portion of the Company's website at http://www.skyworksinc.com (see corporate governance guidelines). At the 2014 Annual Meeting, each director then in office was in attendance, with the exception of Mr. Schriesheim.

    Director Independence

              Each year, the Board of Directors reviews the relationships that each director has with the Company and with other parties. Only those directors who do not have any of the categorical relationships that preclude them from being independent within the meaning of the applicable Listing Rules of the NASDAQ Stock Market LLC (the "NASDAQ Rules") and who the Board of Directors affirmatively determines have no relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, are considered to be independent directors. The Board of Directors has reviewed a number of factors to evaluate the independence of each of its members. These factors include its members' current and historic relationships with the Company and its competitors, suppliers, and customers; their relationships with management and other directors; the relationships their current and former employers have with the Company; and the relationships between the Company and other companies of which a member of the Company's Board of Directors is a director or executive officer. After evaluating these factors, the Board of Directors has determined that a majority of the members of the Board of Directors, namely, Kevin L. Beebe, Timothy R. Furey, Balakrishnan S. Iyer, Christine King, David J. McLachlan, David P. McGlade, and Robert A. Schriesheim, do not have any relationships that would interfere with the exercise of independent judgment in carrying out their responsibilities as directors and that each such director is an independent director of the Company within the meaning of applicable NASDAQ Rules.

    Corporate Governance Guidelines

              The Board of Directors has adopted corporate governance practices to help fulfill its responsibilities to the stockholders in overseeing the work of management and the Company's business results. These guidelines are intended to ensure that the Board of Directors has the necessary authority and practices in place to review and evaluate the Company's business operations, as needed, and to make decisions that are independent of the Company's management. In addition, the guidelines are intended to align the interests of directors and management with those of the Company's stockholders. A copy of the Company's corporate governance guidelines is available on the Investor Relations portion of the Company's website at http://www.skyworksinc.com.

              In accordance with these corporate governance guidelines, independent members of the Board of Directors of the Company met in executive session without management present seven (7) times during fiscal year 2014. Mr. McLachlan, who served as the Chairman of the Board until May 2014, when he became the Lead Independent Director, served as presiding director for these meetings.

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Proxy Statement

    Stockholder Communications

              Our stockholders may communicate directly with the Board of Directors as a whole or to individual directors by writing directly to those individuals at the following address: c/o Skyworks Solutions, Inc., 20 Sylvan Road, Woburn, MA 01801. The Company will forward to each director to whom such communication is addressed, and to the Chairman of the Board in his capacity as representative of the entire Board of Directors, any mail received at the Company's corporate office to the address specified by such director and the Chairman of the Board.

    Code of Ethics

              We have adopted a written code of business conduct and ethics that applies to our directors, officers, and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We make available our code of business conduct and ethics free of charge through our website at http://www.skyworksinc.com. We intend to disclose any amendments to, or waivers from, our code of business conduct and ethics that are required to be publicly disclosed by posting any such amendment or waivers on our website pursuant to SEC requirements and NASDAQ Rules.

    Executive Officer and Director Stock Ownership Requirements

              As described in detail below under "Compensation Discussion and Analysis," we have adopted Executive Officer and Director Stock Ownership programs that require our executive officers (including our Named Executive Officers) and non-employee directors to hold a significant equity interest in Skyworks with the objective of more closely aligning the interests of our executive officers and directors with those of our stockholders. As of the date hereof, all of our Named Executive Officers and directors are in compliance with the stock ownership guidelines (with the exception of Ms. King, who has until the fifth anniversary of her appointment to the Board of Directors to comply with the guidelines).

    Board Leadership Structure

              Our Board of Directors selects the Company's Chairman of the Board and Chief Executive Officer in the manner it determines to be in the best interests of the Company. In May 2014, our Board of Directors elected Mr. Aldrich, who had previously served as the Company's President and Chief Executive Officer, to serve as Chairman of the Board and Chief Executive Officer. At the time of Mr. Aldrich's election as Chairman of the Board, our Board of Directors appointed Mr. McLachlan, the prior Chairman of the Board and an independent director within the meaning of applicable NASDAQ Rules (see above under "Director Independence"), as the Lead Independent Director. Mr. McLachlan's duties as Lead Independent Director, as set forth in our corporate governance guidelines, include the following:

  •
  Presiding at all meetings of the Board of Directors at which the Chairman of the Board is not present, including executive sessions of the independent directors;

  •
  Calling meetings of the independent directors, as he deems appropriate, and assuring that the independent directors meet independently at least twice each year;

  •
  Providing leadership to the Board of Directors if circumstances arise in which the Chairman of the Board may be, or may be perceived to be, in conflict with the interests of the Company and its stockholders with regard to a particular matter;

  •
  Facilitating communications and serving as a liaison, when necessary, between the independent directors and the Chairman of the Board;
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Proxy Statement

  •
  Consulting with the Chairman of the Board in the preparation of the schedules, agendas, and information provided to the Board of Directors for each meeting, and ensuring that there is sufficient time at each meeting for discussion of all agenda items;

  •
  Retaining independent advisors on behalf of the Board of Directors as the Board of Directors or the independent directors may deem necessary or appropriate; and

  •
  Being available for consultation and direct communication upon the reasonable request of major stockholders.

Committees of the Board of Directors

              The Board of Directors has a standing Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee.

    Audit Committee

              We have established an Audit Committee consisting of the following individuals, each of whom the Board of Directors has determined is "independent" within the meaning of applicable NASDAQ Rules and meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act: Messrs. Schriesheim (Chairman), Beebe, Iyer, and McLachlan.

              The primary responsibility of the Audit Committee is the oversight of the quality and integrity of the Company's financial statements, the Company's internal financial and accounting processes, and the independent audit process. Additionally, the Audit Committee has the responsibilities and authority necessary to comply with Rule 10A-3 under the Exchange Act. The Audit Committee meets privately with the independent registered public accounting firm, reviews their performance and independence from management, and has the sole authority to retain and dismiss the independent registered public accounting firm. These and other aspects of the Audit Committee's authority are more particularly described in the Company's Audit Committee Charter, which the Board of Directors adopted and is reviewed annually by the committee and is available on the Investor Relations portion of our website at http://www.skyworksinc.com.

              The Audit Committee has adopted a formal policy concerning approval of audit and non-audit services to be provided to the Company by its independent registered public accounting firm, KPMG LLP. The policy requires that all services provided by KPMG LLP, including audit services and permitted audit-related and non-audit services, be preapproved by the Audit Committee. The Audit Committee preapproved all audit and non-audit services provided by KPMG LLP for fiscal year 2014. The Audit Committee met nine (9) times during fiscal year 2014.

    Audit Committee Financial Expert

              The Board of Directors has determined that each of Messrs. Schriesheim (Chairman), Iyer, and McLachlan, meets the qualifications of an "audit committee financial expert" under SEC rules and the qualifications of "financial sophistication" under the applicable NASDAQ Rules, and qualifies as "independent" as defined under the applicable NASDAQ Rules. The Board of Directors has also determined that Ms. King and Mr. McGlade each would meet the qualifications of an "audit committee financial expert" under current SEC rules and the qualifications of "financial sophistication" under current NASDAQ Rules if appointed to serve on the audit committee in the future.

    Compensation Committee

              We have established a Compensation Committee consisting of the following individuals, each of whom the Board of Directors has determined is "independent" within the meaning of applicable NASDAQ Rules: Messrs. Furey

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Proxy Statement

(Chairman), Beebe, and McGlade and Ms. King. Mr. Schriesheim served on the Compensation Committee until May 6, 2014, when Ms. King was appointed to the Compensation Committee. The Compensation Committee met six (6) times during fiscal year 2014. The functions of the Compensation Committee include establishing the appropriate level of compensation, including short and long-term incentive compensation of the Chief Executive Officer, all other executive officers, and any other officers or employees who report directly to the Chief Executive Officer. The Compensation Committee also administers Skyworks' equity-based compensation plans. The Compensation Committee's authority to grant equity awards to the Company's executive officers may not be delegated to the Company's management or others. The Board of Directors has adopted a written charter for the Compensation Committee, and it is available on the Investor Relations portion of the Company's website at http://www.skyworksinc.com.

              The Compensation Committee has engaged Aon/Radford Consulting ("Aon/Radford") to assist it in determining the components and amounts of executive compensation. The consultant reports directly to the Compensation Committee, through its Chairman, and the Compensation Committee retains the right to terminate or replace the consultant at any time.

              The process and procedures followed by the Compensation Committee in considering and determining executive and director compensation are described below under "Compensation Discussion and Analysis."

    Nominating and Corporate Governance Committee

              We have established a Nominating and Corporate Governance Committee consisting of the following individuals, each of whom the Board of Directors has determined is "independent" within the meaning of applicable NASDAQ Rules: Messrs. Iyer (Chairman), Furey, McGlade, and McLachlan. The Nominating and Corporate Governance Committee met four (4) times during fiscal year 2014. The Nominating and Corporate Governance Committee is responsible for evaluating and recommending individuals for election or reelection to the Board of Directors and its committees, including any recommendations that may be submitted by stockholders, the evaluation of the performance of the Board of Directors and its committees, and the evaluation and recommendation of the corporate governance policies. These and other aspects of the Nominating and Corporate Governance Committee's authority are more particularly described in the Nominating and Corporate Governance Committee Charter, which the Board of Directors adopted and is available on the Investor Relations portion of the Company's website at http://www.skyworksinc.com.

    Director Nomination Procedures

              The Nominating and Corporate Governance Committee evaluates director candidates in the context of the overall composition and needs of the Board of Directors, with the objective of recommending a group that can best manage the business and affairs of the Company and represent the interests of the Company's stockholders using its diversity of experience. The committee seeks directors who possess certain minimum qualifications, including the following:

  •
  A director must have substantial or significant business or professional experience or an understanding of technology, finance, marketing, financial reporting, international business, or other disciplines relevant to the business of the Company.

  •
  A director (other than an employee-director) must be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Board of Directors or of a Board committee.
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Proxy Statement

  •
  The committee also considers the following qualities and skills, among others, in its selection of directors and as candidates for appointment to the committees of the Board of Directors:

    o
    economic, technical, scientific, academic, financial, accounting, legal, marketing, or other expertise applicable to the business of the Company;

    o
    leadership or substantial achievement in their particular fields;

    o
    demonstrated ability to exercise sound business judgment;

    o
    integrity and high moral and ethical character;

    o
    potential to contribute to the diversity of viewpoints, backgrounds, or experiences of the Board of Directors as a whole;

    o
    capacity and desire to represent the balanced, best interests of the Company as a whole and not primarily a special interest group or constituency;

    o
    ability to work well with others;

    o
    high degree of interest in the business of the Company;

    o
    dedication to the success of the Company;

    o
    commitment to the responsibilities of a director; and

    o
    international business or professional experience.

              The committee does not have a formal policy with respect to diversity, but believes that our Board of Directors, taken as a whole, should embody a diverse set of skills, experiences, and backgrounds in order to better inform its decisions. The committee will also take into account the fact that a majority of the Board of Directors must meet the independence requirements of the applicable NASDAQ Rules. The Company expects that a director's existing and future commitments will not materially interfere with such director's obligations to the Company. For candidates who are incumbent directors, the committee considers each director's past attendance at meetings and participation in and contributions to the activities of the Board of Directors. The committee identifies candidates for director nominees in consultation with the Chief Executive Officer of the Company and the Chairman of the Board of Directors, through the use of search firms or other advisors or through such other methods as the committee deems to be helpful to identify candidates. Once candidates have been identified, the committee confirms that the candidates meet all of the minimum qualifications for director nominees set forth above through interviews, background checks, or any other means that the committee deems to be helpful in the evaluation process. The committee then meets to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board of Directors. Based on the results of the evaluation process, the committee recommends candidates for director nominees for election to the Board of Directors.

    Stockholder Nominees

              The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders provided the stockholders follow the procedures set forth below. The committee does not intend to alter the manner in which it evaluates candidates, including the criteria set forth above, based on whether the candidate was recommended by a stockholder or otherwise. To date, the Nominating and Corporate Governance Committee has not received a recommendation for a director nominee from any stockholder of the Company.

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Proxy Statement

              Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board of Directors in 2016 may do so in accordance with the provisions of our By-laws by submitting a written recommendation to the Secretary of the Company at the address below no earlier than January 20, 2016, and no later than February 19, 2016. In the event that the 2016 Annual Meeting is held more than thirty (30) days before or after the first anniversary of the Company's 2015 Annual Meeting, then the required notice must be delivered in writing to the Secretary of the Company at the address below no earlier than 120 days prior to the date of the 2016 Annual Meeting and no later than the later of 90 days prior to the 2016 Annual Meeting or the 10th day following the day on which the public announcement of the date of the 2016 Annual Meeting is first made by the Company. For nominees for election to the Board of Directors proposed by stockholders to be considered, the recommendation for nomination must be in writing and must include the following information:

  •
  name of the stockholder, whether an entity or an individual, making the recommendation;

  •
  a written statement disclosing such stockholder's beneficial ownership of the Company's capital stock;

  •
  name of the individual recommended for consideration as a director nominee;

  •
  a written statement from the stockholder making the recommendation stating why such recommended candidate would be able to fulfill the duties of a director;

  •
  a written statement from the stockholder making the recommendation stating how the recommended candidate meets the independence requirements established by the SEC and the applicable NASDAQ Rules;

  •
  a written statement disclosing the recommended candidate's beneficial ownership of the Company's capital stock; and

  •
  a written statement disclosing relationships between the recommended candidate and the Company that may constitute a conflict of interest.

              Nominations may be sent to the attention of the committee via U.S. mail or expedited delivery service to Skyworks Solutions, Inc., 20 Sylvan Road, Woburn, Massachusetts 01801, Attn: Nominating and Corporate Governance Committee, c/o Secretary.

Role of the Board of Directors in Risk Oversight

              Our Board of Directors oversees our risk management processes directly and through its committees. Our management is responsible for risk management on a day-to-day basis. The role of our Board of Directors and its committees is to oversee the risk management activities of management. They fulfill this duty by discussing with management the policies and practices utilized by management in assessing and managing risks and providing input on those policies and practices. In general, our Board of Directors oversees risk management activities relating to business strategy, capital allocation, organizational structure, certain operational risks, and acquisitions; our Audit Committee oversees risk management activities related to financial controls and legal and compliance risks; our Compensation Committee oversees risk management activities relating to our compensation policies and practices as well as management succession planning; and our Nominating and Corporate Governance Committee oversees risk management activities relating to Board composition. Each committee reports to the Board of Directors on a regular basis, including reports with respect to the committee's risk oversight activities as appropriate. In addition, since risk issues often overlap, committees from time to time request that the Board of Directors discuss particular risks.

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Proxy Statement

              Our Compensation Committee does not believe that any risks arising from our employee compensation policies and practices are reasonably likely to have a material adverse effect on our company. Our Compensation Committee believes that any such risks are mitigated by:

  •
  The multiple elements of our compensation packages, including base salary, our annual short-term incentive compensation plan and (for our executive officers and other key employees) equity awards that vest (or are issuable) over multiple years and are intended to motivate employees to take a long-term view of our business.

  •
  The structure of our short-term incentive compensation plan (described in greater detail in this Proxy Statement under "Compensation Discussion and Analysis"), which is based on (i) a number of different financial and operating performance metrics to avoid employees placing undue emphasis on any particular performance metric at the expense of other aspects of our business, and (ii) performance targets that we believe are appropriately aggressive yet will not require undue risk-taking to achieve. Further, the structure of the short-term incentive compensation plan aids in driving sustained long-term financial performance as the goals and targets from the prior year's plan are significant factors used in determining goals for the current year's plan.

Compensation Committee Interlocks and Insider Participation

              The Compensation Committee of the Board of Directors currently consists of Messrs. Beebe, Furey (Chairman), and McGlade and Ms. King. Mr. Schriesheim served on the Compensation Committee until May 6, 2014, when Ms. King was appointed to the Compensation Committee. No member of this committee was at any time during fiscal year 2014 an officer or employee of the Company, was formerly an officer of the Company or any of its subsidiaries, or had any employment relationship with the Company or any of its subsidiaries. No executive officer of the Company has served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director of or member of the Compensation Committee of Skyworks.

Certain Relationships and Related Person Transactions

              Other than compensation agreements and other arrangements described below under "Information About Executive and Director Compensation," since September 27, 2013, there has not been a transaction or series of related transactions to which the Company was or is a party involving an amount in excess of $120,000 and in which any director, executive officer, holder of more than five percent (5%) of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest. In January 2008, the Board of Directors adopted a written related person transaction approval policy that sets forth the Company's policies and procedures for the review, approval, or ratification of any transaction required to be reported in its filings with the SEC. The Company's policy with regard to related person transactions is that all related person transactions between the Company and any related person (as defined in Item 404 of Regulation S-K) or their affiliates, in which the amount involved is equal to or greater than $120,000, be reviewed by the Company's General Counsel and approved in advance by the Audit Committee. In addition, the Company's code of business conduct and ethics requires that employees discuss with the Company's Compliance Officer any significant relationship (or transaction) that might raise doubt about such employee's ability to act in the best interest of the Company.

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Proxy Statement

Proposal 2:
Ratification of Independent
Registered Public Accounting Firm

              The Audit Committee has selected KPMG LLP as the Company's independent registered public accounting firm for fiscal year 2015 and has further directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. KPMG LLP was the independent registered public accounting firm for the Company for fiscal year 2014, and has been the independent registered public accounting firm for the Company's predecessor, Alpha Industries, Inc., since 1975. We are asking the stockholders to ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for fiscal year 2015.

              Representatives of KPMG LLP are expected to attend the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.

              Stockholder ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm is not required by the Company's By-laws or other applicable legal requirements. However, the Audit Committee is submitting the selection of KPMG LLP to the stockholders for ratification as a matter of good corporate practice. The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter at the Annual Meeting is required to approve the selection of KPMG LLP as the Company's independent registered public accounting firm. In the event stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company's and stockholders' best interests.

Audit Fees

              KPMG LLP provided audit services to the Company consisting of the annual audit of the Company's 2014 consolidated financial statements contained in the Company's Annual Report on Form 10-K and reviews of the financial statements contained in the Company's Quarterly Reports on Form 10-Q for fiscal year 2014. The following table summarizes the fees of KPMG LLP billed to the Company for the last two fiscal years.

Fee Category	Fiscal Year 2014 ($)	% of Total (%)	Fiscal Year 2013 ($)	% of Total (%)
Audit Fees(1)	1,561,650	95	1,449,000	93
Audit-Related Fees(2)	—	—	4,000	—
Tax Fees(3)	89,250	5	109,000	7
All Other Fees(4)	1,650	—	1,650	—

Total Fees	1,652,550	100	1,563,650	100

(1)
Audit fees consist of fees for the audit of our annual financial statements, review of the interim financial statements included in our quarterly reports on Form 10-Q, statutory audits and related filings in various foreign locations, and audit procedures related to acquisition activity during fiscal years 2014 and 2013. Fiscal year 2014 and 2013 audit fees also included fees for services incurred in connection with rendering an opinion under Section 404 of the Sarbanes-Oxley Act.
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Proxy Statement

(2)
Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and that are not reported under "Audit Fees." Audit-related fees reported in fiscal year 2013 relate to the review of registration statement auditor consents to incorporate by reference prior year financial statement opinions in Form S-8 filings.

(3)
Tax fees consist of fees for tax compliance, tax advice, and tax planning services. Tax compliance services, which primarily relate to the review of our U.S. tax returns and certain trade and customs forms, accounted for $80,000 and $100,000 of the total tax fees for fiscal year 2014 and 2013, respectively.

(4)
All other fees for fiscal years 2014 and 2013 relate to fees incurred for licenses to accounting and research software.

              In 2003, the Audit Committee adopted a formal policy concerning approval of audit and non-audit services to be provided to the Company by its independent registered public accounting firm, KPMG LLP. The policy requires that all services provided by KPMG LLP, including audit services and permitted audit-related and non-audit services, be preapproved by the Audit Committee. The Audit Committee preapproved all audit and non-audit services provided by KPMG LLP during fiscal year 2014 and fiscal year 2013.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
THE RATIFICATION OF THE SELECTION OF KPMG LLP
AS THE INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM OF THE COMPANY FOR FISCAL YEAR 2015

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Proxy Statement

Report of the Audit Committee

              The Audit Committee of Skyworks' Board of Directors is responsible for providing independent, objective oversight of Skyworks' accounting functions and internal controls. The Audit Committee is composed of four directors, each of whom is independent within the meaning of applicable NASDAQ Rules and meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act. The Audit Committee operates under a written charter approved by the Board of Directors.

              Management is responsible for the Company's internal control and financial reporting process. The Company's independent registered public accounting firm is responsible for performing an independent audit of Skyworks' consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report concerning such financial statements. The Audit Committee's responsibility is to monitor and oversee these processes.

              In connection with these responsibilities, the Audit Committee met with management and representatives of KPMG LLP, the Company's independent registered public accounting firm, and reviewed and discussed the audited financial statements for fiscal year 2014, results of the internal and external audit examinations, evaluations of the Company's internal controls, and the overall quality of Skyworks' financial reporting. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, "Communications with Audit Committees," issued by the Public Company Accounting Oversight Board. In addition, the Audit Committee has received the written disclosures and the letter from its independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the independent registered public accounting firm's independence from the Company and its management, including the matters in the written disclosures and letter that were received by the committee from such firm.

              Based upon the Audit Committee's review and discussions described above, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for fiscal year 2014, as filed with the SEC.

THE AUDIT COMMITTEE
Kevin L. Beebe Balakrishnan S. Iyer David J. McLachlan Robert A. Schriesheim, Chairman
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Proxy Statement

Proposal 3:
Advisory Vote on the Compensation of Our
Named Executive Officers ("Say-on-Pay Vote")

              We are providing our stockholders with the opportunity to vote to approve, on a non-binding basis, the compensation of our Named Executive Officers as described below under "Information About Executive and Director Compensation." At our 2014 Annual Meeting of stockholders, approximately 96% of the votes cast by our stockholders were in favor of the compensation of our Named Executive Officers.

              As we describe below under "Compensation Discussion and Analysis," our executive compensation program embodies a pay-for-performance philosophy that supports our business strategy and aligns the interests of our executives with our stockholders. In addition, our Board of Directors believes that the Company's financial performance over the last fiscal year demonstrates that our executive compensation program was designed appropriately and is working effectively to support long-term value creation.

              Our Board of Directors is asking stockholders to approve a non-binding advisory vote on the following resolution:

    RESOLVED, that the Company's stockholders approve, on an advisory basis, the compensation paid to the Company's named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables, and any related material disclosed in this Proxy Statement.

              As an advisory vote, this proposal is not binding and will not overrule any decision by the Company or the Board of Directors (or any committee thereof), nor will it create or imply any change or addition to the fiduciary duties of the Company or the Board of Directors (or any committee thereof). However, our Compensation Committee and Board of Directors value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for Named Executive Officers. Unless the Board of Directors modifies its policy on the frequency of future say-on-pay votes, the next non-binding say-on-pay vote will be held at our 2016 Annual Meeting of stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE
TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
BY VOTING "FOR" PROPOSAL NO. 3

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Proxy Statement

Information About Executive and Director Compensation

Summary and Highlights

    Financial Performance

  •
  Our net revenue increased by 28% to approximately $2.3 billion during fiscal year 2014 as we continue to experience year-over-year growth as smartphones displace traditional cellular phones, as emerging markets increasingly adopt 3G and 4G technologies, as tablet computing increases in popularity, and as our analog product portfolio expands to address additional content within handset, tablet, and adjacent vertical markets including medical, automotive, military, and industrial.

  •
  Our operating expenses decreased to 19.9% for fiscal year 2014 from 23.5% in fiscal year 2013. In absolute terms operating expense increased from $422 million to $458 million primarily in connection with increased research and development expense as a result of increased product development activity.

  •
  Our effective tax rate for fiscal year 2014 improved to 19.0% from 19.3% in fiscal year 2013 primarily as a result of a higher percentage of our income being earned and taxed in lower-rate foreign jurisdictions.

  •
  As a result of the aforementioned factors, our overall profitability increased significantly from fiscal year 2013 with both net income and diluted earnings per share increasing 64% year over year.

  •
  In April 2014, we introduced a quarterly cash dividend program, pursuant to which we paid $41 million to our stockholders in cash dividend payments during fiscal year 2014. In addition, we paid $166 million during fiscal year 2014 to repurchase over 4.5 million shares of our common stock.

  •
  Our ending cash and cash equivalents balance increased 58% to $806 million in fiscal year 2014 from $511 million in fiscal year 2013. This was the result of a 54% increase in cash from operations to $772 million in fiscal year 2014 due to higher net income and improvements in working capital. In addition, during fiscal year 2014 we invested $209 million on capital expenditures and $149 million for a 66% controlling interest in a joint venture.

  •
  Total stockholder return ("TSR") for the five-year period ending October 3, 2014, was 367%, compared with a weighted average TSR of 81% for the 18 publicly traded semiconductor companies in our peer group (which consists of the Comparator Group, as described below, excluding LSI, which was acquired during 2014) and a weighted average TSR of 112% for the companies in the S&P 500 Semiconductors Index.

    Changes to Severance Arrangements with Named Executive Officers

  •
  On December 16, 2014, the Company entered into new Change in Control / Severance Agreements with each of Messrs. Griffin, Palette, and Freyman and Ms. Vezina, each of which became effective on January 22, 2015. Under the new agreements, equity awards granted to such Named Executive Officers after January 22, 2015, will not be subject to acceleration solely upon a change in control of the Company (unless the successor or surviving company does not agree to assume, or to substitute for, outstanding equity awards on substantially similar terms with substantially equivalent economic benefits as exist for such award immediately prior to the change in control, in which case the awards would accelerate in full as of the change in control). Vesting of such awards would accelerate only in the event of a qualifying
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Proxy Statement

    termination of employment within the period of time commencing three (3) months prior to and ending twelve (12) months following a change in control, or in the event of a termination of employment by reason of the executive's death or permanent disability.

  •
  Pursuant to a waiver letter received by the Company from Mr. Aldrich on December 16, 2014, and pursuant to the new Change in Control / Severance Agreements described above, none of the Named Executive Officers is entitled to any future excise tax gross-up payment.

    Compensation Program Alignment with Long-Term Interests of Stockholders

  •
  We emphasize pay-for-performance and tie a significant amount of our Named Executive Officers' annual compensation to our performance in the form of incentive-based compensation, with the majority being in equity-based compensation. We believe that through the combination of our equity-based incentive compensation program and executive stock ownership guidelines, the interests of our executives are strongly aligned with those of our long-term stockholders—namely, increasing stockholder value over time.

  •
  The charts below show the target total direct compensation mix for fiscal year 2014 for our Chief Executive Officer and the average for the other Named Executive Officers. The target total direct compensation mix for fiscal year 2014 reflects actual salary, target short-term incentive award, and the grant date fair value of stock option, performance share, restricted stock, and restricted stock unit awards, including long-term stock-based awards granted in connection with a Named Executive Officer's promotion or commencement of employment.

  •
  We provide short-term incentive compensation to motivate executives to achieve key near-term (i.e., a year or less) financial and/or operational objectives. Based on the Company's performance under the non-GAAP operating income and non-GAAP gross margin goals established by the Compensation Committee, the total short-term incentive award payment to each of the Named Executive Officers for fiscal year 2014 was 200% of the target payment level for such Named Executive Officer.
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Proxy Statement

  •
  We provide longer-term equity-based compensation in the form of performance share awards and stock options to incentivize our executive officers to achieve goals each year that we believe will result in significant increases in stockholder value over the longer term, thereby aligning their interests with those of our stockholders.

  o
  Stock options closely align the long-term interests of our executives with those of our stockholders because the recipient will only realize a return on the option if our stock price increases over the life of the option. In addition, awards of stock options align with our growth strategy and provide significant financial upside if our growth objectives are achieved, while placing a significant portion of our executives' compensation at risk if our objectives are not achieved.

  o
  Shares are received under performance share awards only upon satisfaction of "performance" and "continued employment" conditions (i.e., to receive all shares earned based on actual performance, the executive would typically need to remain employed for three years following the grant of a performance share award). Based on the Company's non-GAAP operating margin achieved and TSR percentile ranking obtained during fiscal year 2014, each Named Executive Officer earned the "maximum" level of shares under the performance share awards granted in November 2013.

  •
  The Compensation Committee of our Board of Directors, with assistance from its independent compensation consultant, annually reviews our executive compensation program to ensure that it is competitive with the companies in our industry with which we compete for executive talent. We generally target the median of our comparison group for our base salary and short-term incentive compensation levels. For fiscal year 2014, we granted equity-based incentive awards with a target incentive level at approximately the median of our comparison group, with the opportunity to earn above the target incentive levels based on performance. We feel that this level of executive compensation, with its emphasis on long-term results, alignment with stockholder interests, and long-term retention, enables us to attract and retain the executive talent necessary to meet our business objectives.

    Corporate Governance Best Practices

  •
  As part of its commitment to strong corporate governance and best practices, our Compensation Committee has engaged an independent compensation consultant, Aon/Radford, to perform an annual comprehensive analysis of our executive compensation practices and pay levels, using analytical tools such as market data, tally sheets, compensation history, and walk-away analysis for each executive.

  •
  Our Compensation Committee has implemented equity compensation grant procedures, an annual process to assess the efficacy of our company-wide compensation programs, and a risk management program, which includes an ongoing evaluation of the relationship between our compensation programs and risk.

  •
  We have adopted Executive Officer and Director Stock Ownership programs that require our executive officers and non-employee directors to hold a significant equity interest in the Company with the objective of more closely aligning the interests of our executive officers and directors with those of our stockholders.

  •
  We prohibit our directors, officers, and employees from hedging or pledging their economic interests in Company securities and from engaging in any short-term, speculative securities transactions, including purchasing securities on margin, engaging in short sales, or buying or selling put or call options.
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Proxy Statement

Compensation Discussion and Analysis

              This Compensation Discussion and Analysis section discusses the compensation policies and programs for our Chief Executive Officer, our Chief Financial Officer and our three next most highly paid executive officers during fiscal year 2014 as determined under the rules of the SEC. We refer to this group of executive officers as our "Named Executive Officers." For fiscal year 2014, our Named Executive Officers were:

  •
  David J. Aldrich, Chairman and Chief Executive Officer;

  •
  Donald W. Palette, Executive Vice President and Chief Financial Officer;

  •
  Liam K. Griffin, President;

  •
  Bruce J. Freyman, Executive Vice President, Worldwide Operations; and

  •
  Victoria Vezina, Vice President, Human Resources.

    Approach for Determining Form and Amounts of Compensation

              The Compensation Committee, which is composed solely of independent directors within the meaning of applicable NASDAQ Rules, outside directors within the meaning of Section 162 of the Internal Revenue Code ("IRC"), and non-employee directors within the meaning of Rule 16b-3 under the Exchange Act, is responsible for determining all components and amounts of compensation to be paid to our Named Executive Officers, as well as any other executive officers or employees who report directly to the Chief Executive Officer. The Compensation Committee sets compensation for the Named Executive Officers, including salary, short-term incentives, and long-term stock-based awards, at levels generally intended to be competitive with the compensation of comparable executives in semiconductor companies with which the Company competes for executive talent.

    Compensation Program Objectives

              The objectives of our executive compensation program are to attract, retain and motivate highly qualified executives to operate our business, and to link the compensation of those executives to improvements in the Company's financial performance and increases in stockholder value. Accordingly, the Compensation Committee's goals in establishing our executive compensation program include:

  •
  ensuring that our executive compensation program is competitive with a group of companies in the semiconductor industry with which we compete for executive talent;

  •
  providing a base salary that serves as the foundation of a compensation package that attracts and retains the executive talent needed to achieve our business objectives;

  •
  providing short-term variable compensation that motivates executives and rewards them for achieving Company financial performance targets;

  •
  providing long-term stock-based compensation that aligns the interest of our executives with stockholders and rewards them for increases in stockholder value; and
Skyworks Solutions, Inc.	| page 35

Proxy Statement

  •
  ensuring that our executive compensation program is perceived as fundamentally fair to all of our employees.

    Retention of Compensation Consultant

              The Compensation Committee has engaged Aon/Radford to assist in determining the components and amount of executive compensation. Aon/Radford reports directly to the Compensation Committee, through its chairperson, and the Compensation Committee retains the right to terminate or replace the consultant at any time. The consultant advises the Compensation Committee on such compensation matters as are requested by the Compensation Committee. The Compensation Committee considers the consultant's advice on such matters in addition to any other information or factors it considers relevant in making its compensation determinations.

              The Compensation Committee has considered the relationships that Aon/Radford has with the Company, the members of the Compensation Committee and our executive officers, as well as the policies that Aon/Radford has in place to maintain its independence and objectivity, and has determined that Aon/Radford's work for the Compensation Committee has not raised any conflicts of interest.

    Role of Chief Executive Officer

              The Compensation Committee also considers the recommendations of the Chief Executive Officer regarding the compensation of the other Named Executive Officers and each of his other direct reports. These recommendations include an assessment of each individual's responsibilities, experience, performance and contribution to the Company's performance, and also generally take into account internal factors such as historical compensation and level in the organization, in addition to external factors such as the current environment for attracting and retaining executives.

    Establishment of Comparator Group Data

              In determining compensation for each of the Named Executive Officers, the committee utilizes "Comparator Group" data for each position. For fiscal year 2014, the Compensation Committee approved Comparator Group data consisting of a 50/50 blend of (i) Aon/Radford survey data of 26 semiconductor companies (where sufficient data was not available in the Aon/Radford semiconductor survey data for a given executive position, the Comparator Group data also included survey data regarding high-technology companies), and (ii) the "peer" group data for 19 publicly traded semiconductor companies with which the Company competes for executive talent:

*Altera	*International Rectifier	*NVIDIA
*Analog Devices	*Linear Technology	*ON Semiconductor
*Avago Technologies	*LSI	*RF Micro Devices
*Broadcom	*Marvell Technology	*TriQuint Semiconductor
*Cree	*Maxim Integrated Products	*Xilinx
*Cypress Semiconductor	*Microchip Technology
*Fairchild Semiconductor	*Microsemi

    Use of Comparator Group Data

              The Compensation Committee annually compares the components and amounts of compensation that we provide to our Chief Executive Officer and other Named Executive Officers with the components and amounts of compensation provided to their counterparts in the Comparator Group and uses this comparison data as a guideline in its review and determination of base salaries, short-term incentives, and long-term stock-based compensation

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Proxy Statement

awards, as discussed in further detail below under "Components of Compensation." In addition, in setting fiscal year 2014 compensation, the Compensation Committee sought and received input from Aon/Radford regarding the base salaries for the Chief Executive Officer and each of the other executive officers, the award levels and performance targets relating to the short-term incentive program for executive officers, and the individual stock-based compensation awards for executive officers, as well as the related vesting schedules.

              After reviewing the data and considering the input, the Compensation Committee established (and the full Board of Directors was advised of) the base salary, short-term incentive target, and long-term stock-based compensation award for each Named Executive Officer. In establishing individual compensation, the Compensation Committee also considered the input of the Chief Executive Officer, as well as the individual experience and performance of each executive.

              In determining the compensation of our Chief Executive Officer, our Compensation Committee focused on (i) competitive levels of compensation for chief executive officers who are leading a company of similar size and complexity, (ii) the importance of retaining a chief executive officer with the strategic, financial, and leadership skills necessary to ensure our continued growth and success, (iii) our Chief Executive Officer's role relative to the other Named Executive Officers, (iv) input from the full Board of Directors on our Chief Executive Officer's performance, and (v) the considerable length of our Chief Executive Officer's 20 years of service to the Company. Aon/Radford advised the Compensation Committee that the base salary, annual performance targets, and short-term incentive target opportunity, and equity-based compensation established by the Compensation Committee for fiscal year 2014 were competitive for chief executive officers leading companies of similar size and complexity in the semiconductor industry. Our Chief Executive Officer was not present during the voting or deliberations of the Compensation Committee concerning his compensation. As stated above, however, the Compensation Committee did consider the recommendations of the Chief Executive Officer regarding the compensation of the other Named Executive Officers and each of his other direct reports.

    Response to Stockholder Vote on Executive Compensation at 2014 Annual Meeting

              At our 2014 Annual Meeting of stockholders, approximately 96% of the votes cast approved the compensation of the Company's named executive officers as disclosed in the proxy statement delivered to our stockholders in connection with the 2014 Annual Meeting. We understood this to mean that stockholders generally approved of our compensation policies and determinations in 2014. However, our Compensation Committee still undertook a review of our compensation policies and determinations following the 2014 Annual Meeting with the assistance of Aon/Radford. After this review and consideration of evolving best practices in executive compensation by public companies generally, upon the recommendation of our Compensation Committee, we determined not to make any significant changes to our executive compensation decisions and policies. The Compensation Committee periodically reviews the goals we would like to achieve through our executive compensation practices and explores ways to modify those practices to either achieve new goals or to enhance our ability to achieve existing goals.

    Components of Compensation

              The key elements of compensation for our Named Executive Officers are base salary, short-term incentives, long-term stock-based incentives, 401(k) plan retirement benefits, medical, dental, vision, life and disability insurance, and financial planning benefits. Consistent with our objective of ensuring that executive compensation is perceived as fair to all employees, the Named Executive Officers do not receive any retirement benefits beyond those generally available to our full-time employees, and we do not provide medical, dental, vision, or other insurance benefits to Named Executive Officers that are different from those offered to other full-time employees.

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Proxy Statement

    Base Salary

              Base salaries provide our executive officers with a degree of financial certainty and stability. The Compensation Committee determines a competitive base salary for each executive officer using the Comparator Group data and input provided by Aon/Radford. Based on these factors, base salaries of the Named Executive Officers for fiscal year 2014 were generally targeted at the Comparator Group median, with consideration given to role, responsibility, performance and length of service. After taking these factors into account, the base salary for each Named Executive Officer for fiscal year 2014 increased on average 5.0% from the Named Executive Officer's base salary in fiscal year 2013 (excluding Ms. Vezina, whose employment with the Company commenced in December 2013), and ranged from an increase of 2.6% to 8.8%. Effective as of May 6, 2014, at the time of his promotion to President, Mr. Griffin received an additional 7.5% increase in his base salary, which reflected his increased responsibilities.

    Short-Term Incentives

              Our short-term incentive compensation plan for executive officers is established annually by the Compensation Committee. For fiscal year 2014, the Compensation Committee adopted the 2014 Executive Incentive Plan (the "Incentive Plan"). The Incentive Plan established short-term incentive awards that could be earned annually by certain officers of the Company, including the Named Executive Officers, based on the Company's achievement of certain corporate performance goals established on an annual basis. Short-term incentive compensation is intended to motivate and reward executives by tying a significant portion of their total compensation to the Company's achievement of pre-established performance goals that are generally short-term (i.e., one year or less). Pursuant to the Incentive Plan, the Compensation Committee sets a range of short-term compensation that can be earned by each executive officer based on the Comparator Group data, which is expressed as a percentage of the executive officer's base salary and which corresponds to the level of achievement of the performance goals. The low end of that range, referred to as the "threshold" percentage, is equal to the amount of compensation payable to the executive if the level of achievement of each performance goal applicable to the executive was at the minimum set by the Compensation Committee to be eligible to receive a payment for that goal under the Incentive Plan (referred to as the "threshold" level). At the threshold payout level, the short-term compensation was designed to result in a payout less than the median short-term compensation of the Comparator Group. The middle of the range, referred to as the "target" percentage, is equal to the amount of short-term compensation payable to the executive if the level of achievement of each performance goal applicable to the executive met the expectations set by the Compensation Committee (referred to as the "target" level). Achievement of all performance goals at the "target" level would result in a short-term compensation payout equal to the "target" percentage, which is designed to be the median short-term compensation of the Comparator Group. The high end of the range, referred to as the "maximum" percentage, is equal to the amount of compensation payable to the executive if the level of achievement of each performance goal applicable to the executive reached the high-end target set by the Compensation Committee for such goal (referred to as the "maximum" level). Achievement of all performance goals at the "maximum" level would result in a short-term compensation payout at the "maximum" level, which is designed to be above the median short-term compensation of the Comparator Group. Absent an exercise of discretion by the Compensation Committee, the total short-term compensation paid to each executive would not exceed the "maximum" percentage and, in the event that the level of achievement of all performance goals was below the "threshold" level, no short-term compensation payment would be

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Proxy Statement

made to the executive. The following table shows the range of short-term compensation that each Named Executive Officer could earn in fiscal year 2014 as a percentage of such executive officer's annual base salary.

	Threshold	Target	Maximum
Chief Executive Officer	75%	150%	300%
Chief Financial Officer	37.5%	75%	150%
President(1)	45%	90%	180%
Executive Vice President, Worldwide Operations	35%	70%	140%
Vice President, Human Resources	27.5%	55%	110%

(1)
Effective as of May 6, 2014, at the time of his promotion to President, the threshold, target, and maximum levels of Mr. Griffin's short-term compensation were increased from 40%, 80%, and 160% of his annual base salary, respectively, to 45%, 90%, and 180% of his annual base salary, respectively.

              The actual total amount of short-term compensation payable to an executive depends on the level of achievement of each performance goal assigned to him or her. For fiscal year 2014 the Compensation Committee determined that short-term incentive compensation payable under the Incentive Plan would be based on the Company's performance for the entire fiscal year. Although in recent fiscal years the Compensation Committee has based short-term incentive payments on performance during two six-month performance periods, the Compensation Committee moved to an annual performance period for fiscal year 2014 to better align with business objectives. The Compensation Committee established performance goals for fiscal year 2014 based on achieving revenue and non-GAAP operating margin targets. Each of the two performance goals was weighted equally (50% each) toward each Named Executive Officer's payment under the Incentive Plan. The non-GAAP operating margin performance goal is based on the Company's actual non-GAAP operating margin, which it calculates by excluding from GAAP operating income stock compensation expense, restructuring-related charges, acquisition-related expenses, litigation settlement gains and losses, and certain deferred executive compensation.

              The Compensation Committee determines with respect to each performance goal the "threshold," "target" and "maximum" levels of achievement, which correspond to the matching descriptions set forth above. For Company performance goals, the levels of achievement will be consistent across the executives to which such goals apply.

              Following the end of the fiscal year, the Compensation Committee determines the total amount of short-term compensation payable to each executive for such period by comparing the actual level of achievement of each performance goal assigned to such executive against the "threshold," "target" and "maximum" levels of achievement that it set for that performance goal. The Compensation Committee determines the amount of short-term compensation the executive is eligible to receive with respect to each performance goal as follows:

  •
  If the level of achievement for that performance goal falls below the "threshold" level, then the executive will not earn any short-term compensation with respect to that performance goal (absent an exercise of discretion by the Compensation Committee).

  •
  If the level of achievement for that performance goal is equal to the "threshold," "target" or "maximum" level, then the executive earns the product obtained by multiplying (i) the "threshold," "target" or "maximum" percentage, as applicable, times (ii) the executive's base salary during the fiscal year, times (iii) the weighting assigned to that performance goal.

  •
  If the level of achievement for the performance goal falls in between either the "threshold" and "target" levels or the "target" and "maximum" levels, the executive would earn short-term compensation equal to the short-term compensation payable at the "threshold" or "target" level, respectively, plus a pro rata
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Proxy Statement

    amount of the difference between the short-term compensation payable for that performance goal at, respectively, the "threshold" and "target" levels or the "target" and "maximum" levels.

  •
  Absent an exercise of discretion by the Compensation Committee, if the level of achievement for the performance goal exceeds the "maximum" level, the executive will only earn the amount payable for achievement at the "maximum" level.

              The computation of each executive's short-term compensation under the Incentive Plan is not a weighted average of the level of achievement across all performance goals, but rather an evaluation of each performance goal individually, a determination of the portion of the total eligible bonus allocated to that performance goal that can be earned and a summation of those amounts.

              The target level performance goals established by the Compensation Committee under the Incentive Plan are based on the Company's historical operating results and growth rates as well as the Company's expected future results and are designed to require significant effort and operational success on the part of our executives and the Company. The maximum level performance goals established by the Compensation Committee have historically been difficult to achieve and are designed to represent outstanding performance that the Compensation Committee believes should be rewarded. Typically, financial performance goals are set with the expectation that the "target" level will be higher than the consensus analyst estimates for the Company.

              The Incentive Plan stipulated that all payouts to executives under the Incentive Plan were conditioned upon the Company achieving a performance goal based on non-GAAP operating margin (after accounting for any incentive award payments, including those to be made under the Incentive Plan) at the "threshold" level. The Compensation Committee retains the discretion, based on the recommendation of the Chief Executive Officer, to make payments even if the threshold performance metrics are not met or to make payments in excess of the maximum level if the Company's performance exceeds the maximum metrics. The Compensation Committee believes it is appropriate to retain this discretion in order to make short-term compensation awards in extraordinary circumstances.

              The Company's actual revenue and non-GAAP operating margin achieved in fiscal year 2014 each exceeded the respective maximum performance levels, resulting in a short-term compensation award for each Named Executive Officer equal to his or her maximum payment level, or 200% of the target payment level.

    Long-Term Stock-Based Compensation

              The Compensation Committee generally makes long-term stock-based compensation awards to executive officers on an annual basis. Long-term stock-based compensation awards are intended to align the interests of our executive officers with our stockholders, and to reward our executive officers for increases in stockholder value over long periods of time (i.e., greater than one year). It is the Company's practice to make stock-based compensation awards to executive officers in November of each year at a prescheduled Compensation Committee meeting. For fiscal year 2014, the Compensation Committee made awards to each of the Named Executive Officers (with the exception of Ms. Vezina) on November 7, 2013, at a regularly scheduled Compensation Committee meeting. Stock options awarded to the Named Executive Officers at the meeting had an exercise price equal to the closing sale price on the meeting date of the Company's common stock on the NASDAQ Global Select Market.

              In making annual stock-based compensation awards to executive officers for fiscal year 2014, the Compensation Committee first reviewed the Comparator Group data to determine the percentage of the total number of outstanding shares of stock that companies in the Comparator Group typically made available for annual awards under employee equity compensation programs. The Compensation Committee then set the number of shares of the Company's common stock that would be made available for annual executive officer equity awards at

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approximately the median of the Comparator Group after its evaluation of the Company's business needs for the attraction and retention of executives, internal and external circumstances impacting the Company and its employees, and proxy advisor (e.g., ISS) guidelines. The Compensation Committee then reviewed the Comparator Group by executive position to determine the allocation of the available shares among the executive officers from the overall pool the Compensation Committee made available for equity awards for fiscal year 2014. The Compensation Committee then used that data and the Comparator Group data to determine a dollar value equivalent for the long-term equity-based award for each executive officer. Forty percent (40%) of that dollar equivalent value served as the basis for determining a number of stock options to award to the executive using an estimated Black-Scholes value, and the remaining sixty percent (60%) of the dollar equivalent value served as the basis for determining a number of performance share awards ("PSAs") for the executive using the fair market value of the Company's common stock on the date of such award and an assumption that the Company would achieve the "target" level of performance required to earn the PSA. The Compensation Committee's rationale for awarding PSAs is to further align the executive's interest with those of the Company's stockholders by using equity awards that will vest only if the Company achieves pre-established performance metrics. A description of the PSAs, including the method by which they vest and the related performance metrics, is set forth below in the "Grants of Plan-Based Awards Table."

              On December 9, 2013, the Compensation Committee granted to Ms. Vezina a long-term stock-based compensation award in connection with the commencement of her employment with the Company, which was intended to incentivize her to accept an offer of employment with the Company and to align her performance with the goals and objectives of the executive team. The award to Ms. Vezina consisted of a stock option award, a PSA award, and a restricted stock award. The number of shares subject to the equity awards granted to her by the Compensation Committee was determined based on competitive data on new-hire awards to human resources executives in the semiconductor industry. The stock option award to Ms. Vezina had an exercise price equal to the closing price of the Company's common stock on December 9, 2013. A description of each stock-based award granted to Ms. Vezina, including the vesting conditions thereof, is set forth below in the "Grants of Plan-Based Awards Table."

              On May 6, 2014, the Compensation Committee granted one-time restricted stock unit ("RSU") awards to each of Messrs. Palette, Griffin, and Freyman in connection with their promotions to their current positions. A description of the RSU awards, including the vesting conditions thereof, is set forth below in the "Grants of Plan-Based Awards Table."

    Other Compensation and Benefits

              We provide other benefits to our executive officers that are intended to be part of a competitive overall compensation program and are not tied to any company performance criteria. Consistent with the Compensation Committee's goal of ensuring that executive compensation is perceived as fair to all stakeholders, the Company offers medical, dental, vision, life and disability insurance plans to executive officers under the same terms as such benefits are offered to other employees. Additionally, executive officers are permitted to participate in the Company's 401(k) Savings and Investment Plan and Employee Stock Purchase Plan under the same terms as other employees. The Company does not provide executive officers with any enhanced retirement benefits (i.e., executive officers are subject to the same limits on contributions as other employees, as the Company does not offer any supplemental executive retirement plan or other similar non-qualified deferred compensation plan), and they are eligible for 401(k) company-match contributions under the same terms as other employees. In fiscal year 2014, the Company offered executives the opportunity to participate in financial planning services through The Ayco Company, L.P. ("Ayco"), at a cost of up to approximately $14,000 per executive paid by the Company. In fiscal year 2014, Mr. Aldrich, Mr. Palette, and Ms. Vezina received financial planning services through Ayco. Mr. Aldrich, however, elected to pay personally for such services.

Skyworks Solutions, Inc.	| page 41

Proxy Statement

              In prior fiscal years certain executive officers were provided an opportunity to participate in the Company's Executive Compensation Plan (the "Executive Compensation Plan"), an unfunded, non-qualified deferred compensation plan, under which participants were allowed to defer a portion of their compensation. As a result of deferred compensation legislation under Section 409A of the IRC, effective December 31, 2005, the Company no longer permits employees to make contributions to the plan. Upon retirement, as defined in the Executive Compensation Plan, or other separation from service, or, if so elected, upon any earlier change in control of the Company, a participant is entitled to a payment of his or her vested account balance, either in a single lump sum or in annual installments, as elected in advance by the participant. Although the Company had discretion to make additional contributions to the accounts of participants while the Executive Compensation Plan was active, it never did so. Mr. Aldrich is the only Named Executive Officer who participated in the Executive Compensation Plan while it was active.

    Severance and Change-in-Control Benefits

              None of our executive officers, including the Named Executive Officers, has an employment agreement that provides a specific term of employment with the Company. Accordingly, the employment of any such employee may be terminated at any time. We do provide certain benefits to our Named Executive Officers upon certain qualifying terminations of employment and in connection with terminations of employment under certain circumstances following a change in control. A description of the material terms of our severance and change-in-control arrangements with the Named Executive Officers can be found immediately below and further below under "Potential Payments Upon Termination or Change in Control."

              The Company believes that severance protections can play a valuable role in recruiting and retaining superior talent. Severance and other termination benefits are an effective way to offer executives financial security to incent them to forego an opportunity with another company. These agreements also protect the Company as the Named Executive Officers are bound by restrictive non-compete and non-solicit covenants for up to two years after termination of employment. Outside of the change-in-control context, each Named Executive Officer is entitled to severance benefits if his or her employment is involuntarily terminated by the Company without cause and, in the case of the Chief Executive Officer, if he terminates his own employment for good reason (as defined in the agreement). In addition, provided he forfeits certain equity awards and agrees to serve on the Company's Board of Directors for a minimum of two years, the Chief Executive Officer is entitled to certain severance benefits upon termination of his employment for any reason. The Compensation Committee believes that this provision facilitates his retention with the Company. The level of each Named Executive Officer's severance or other termination benefit is generally tied to his or her respective annual base salary and any short-term incentive earned.

              Additionally, each Named Executive Officer would receive enhanced severance benefits and accelerated vesting of equity awards if his or her employment were terminated under certain circumstances in connection with a change in control of the Company. These benefits are described in detail further below under "Potential Payments Upon Termination or Change in Control." The Company believes these enhanced severance benefits and accelerated vesting are appropriate because the occurrence, or potential occurrence, of a change-in-control transaction would likely create uncertainty regarding the continued employment of executive officers that typically occurs in a change-in-control context, and such severance benefits and accelerated vesting encourage the Named Executive Officers to remain employed with the Company through the change-in-control process and to focus on enhancing stockholder value both before and during the process. In addition, the vesting protection helps assure the Named Executive Officers that they will not lose the expected value of their equity awards because of a change in control of the Company.

| page 42	Skyworks Solutions, Inc.

Proxy Statement

    Executive Officer Stock Ownership Requirements

              We have adopted Executive Stock Ownership guidelines with the objective of more closely aligning the interests of our executive officers (including our Named Executive Officers) with those of our stockholders. Under the Executive Officer Ownership guidelines, our Chief Executive Officer is required to hold the lower of (a) the number of shares with a fair market value equal to six (6) times his current base salary, or (b) 382,200 shares; our President is required to hold the lower of (a) the number of shares with a fair market value equal to three (3) times his current base salary, or (b) 114,000 shares; our Executive Vice President and Chief Financial Officer and our Executive Vice President, Worldwide Operations, are each required to hold the lower of (a) the number of shares with a fair market value equal to two and one-half (2 1/2) times such executive's current base salary, or (b) 89,800 or 92,500 shares, respectively; and our Vice President, Human Resources is required to hold the lower of (a) the number of shares with a fair market value equal to two (2) times her current base salary, or (b) 60,000 shares. For purposes of the Executive Stock Ownership guidelines, the fair market value of the Company's common stock is the average closing price per share of the Company's common stock as reported on the NASDAQ Global Select Market (or if the common stock is not then traded on such market, such other market on which the common stock is traded) for the twelve (12) month period ending with the determination date. As of the date hereof, all of our Named Executive Officers are in compliance with the stock ownership guidelines.

    Compliance with Internal Revenue Code Section 162(m)

              Section 162(m) of the IRC generally disallows a tax deduction for compensation in excess of $1 million paid to our Chief Executive Officer and any of our three other most highly compensated executive officers, other than our Chief Financial Officer.

              Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if applicable requirements are met. The Compensation Committee reviews the potential effect of Section 162(m) periodically and generally seeks to structure the compensation of our executive officers in a manner that is intended to avoid disallowance of deductions under Section 162(m). However, the Compensation Committee reserves the right to use its judgment to authorize compensation payments that may be subject to the limit when the Compensation Committee believes such payments are appropriate and in the best interests of the Company and our stockholders, after taking into consideration changing business conditions and the performance of our employees.

Skyworks Solutions, Inc.	| page 43

Proxy Statement

Compensation Tables for Named Executive Officers

    Summary Compensation Table

              The following table summarizes compensation earned by, or awarded or paid to, our Named Executive Officers for fiscal year 2014, our fiscal year ended September 27, 2013 ("fiscal year 2013"), and our fiscal year ended September 28, 2012 ("fiscal year 2012").

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
David J. Aldrich	2014	747,769	2,474,753	1,455,384	2,220,000	14,717	6,912,623
Chairman and	2013	677,846	2,482,480	1,634,185	991,702	14,435	5,800,648
Chief Executive Officer	2012	657,523	1,717,200	1,310,910	358,963	13,948	4,058,544
Donald W. Palette	2014	413,535	1,983,526	415,824	610,500	27,664	3,451,049
Executive Vice President and	2013	392,846	640,640	380,675	288,031	23,854	1,726,046
Chief Financial Officer	2012	373,277	667,800	436,970	122,374	12,533	1,612,954
Liam K. Griffin	2014	485,923	2,657,829	675,714	807,243	11,225	4,637,934
President	2013	435,692	800,800	543,822	342,234	19,523	2,142,071
	2012	397,846	667,800	436,970	180,863	20,471	1,703,950
Bruce J. Freyman	2014	406,615	1,639,190	332,659	560,000	11,666	2,950,130
Executive Vice President,	2013	388,923	560,560	326,293	265,426	25,366	1,566,568
Worldwide Operations	2012	378,923	610,560	393,273	86,674	24,762	1,494,192
Victoria Vezina(4)	2014	248,077	1,175,154	234,096	265,784	14,581	1,937,692
Vice President, Human Resources

(1)
The amounts in the Stock Awards and Option Awards columns represent the grant date fair values, computed in accordance with the provisions of FASB ASC Topic 718—Compensation—Stock Compensation ("ASC 718"), of stock options, PSAs, RSUs, and restricted stock awards granted during the applicable fiscal year, without regard to estimated forfeiture rates. For fiscal years 2012 and 2013, assuming the highest level of performance achievement with respect to the PSAs, the grant date fair values of the Stock Awards would be two (2) times the amounts shown in the table. For fiscal year 2014, assuming the highest level of performance achievement with respect to the PSAs, the grant date fair values of the Stock Awards would be $3,611,003 for Mr. Aldrich, $2,324,401 for Mr. Palette, $3,213,329 for Mr. Griffin, $1,916,940 for Mr. Freyman, and $1,388,379 for Ms. Vezina. For a description of the assumptions used in calculating the fair value of equity awards in 2014 under ASC 718, see Note 9 of the Company's financial statements included in the Company's Annual Report on Form 10-K filed with the SEC on November 25, 2014.

(2)
Reflects amounts paid to the Named Executive Officers pursuant to the executive incentive plan adopted by the Compensation Committee for each year indicated. For the first half of fiscal year 2013 as well as for fiscal year 2014, the portion of the respective executive incentive plan attributable to Company performance above the "target" performance metric was paid in the form of unrestricted common stock of the Company as follows: Mr. Aldrich (FY 2013: $165,502; FY 2014: $1,110,000), Mr. Palette (FY 2013: $48,069; FY 2014: $305,250), Mr. Griffin (FY 2013: $57,114; FY 2014: $403,622), Mr. Freyman (FY 2013: $44,296; FY 2014: $280,000), and Ms. Vezina (FY 2014: $132,892). The number of shares awarded in lieu of cash was based on the fair market value of the Company's common stock on May 7, 2013, and November 7, 2013, with respect to fiscal year 2013, and on November 10, 2014, with respect to fiscal year 2014, which are the respective dates that the payments under the respective executive incentive plans were approved by the Compensation
| page 44	Skyworks Solutions, Inc.

Proxy Statement

Committee. For fiscal year 2012, no common stock was awarded in lieu of cash since the Company did not exceed any "target" performance metric included in the 2012 executive incentive plan.

(3)
"All Other Compensation" includes the Company's contributions to the executive's 401(k) Plan account, the cost of group term life insurance premiums, financial planning services, and dividend accruals on unvested shares of restricted stock (which become payable when the underlying shares vest).

(4)
Ms. Vezina began her employment with the Company on December 9, 2013, and became an executive officer of the Company effective as of May 6, 2014.

    Grants of Plan-Based Awards Table

              The following table summarizes all grants of plan-based awards made to the Named Executive Officers in fiscal year 2014, including incentive awards payable under our Fiscal Year 2014 Executive Incentive Plan.

									All Other Option Awards: Number of Securities Underlying Options (#)(3)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)		Exercise or Base Price of Option Awards ($/Sh) (4)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
David J. Aldrich		555,000	1,110,000	2,220,000
	11/7/2013				45,000	90,000	180,000				2,474,753(9)
	11/7/2013								140,000	25.25	1,455,384(10)
Donald W. Palette		152,625	305,250	610,500
	11/7/2013				13,500	27,000	54,000				742,426(9)
	11/7/2013								40,000	25.25	415,824(10)
	5/6/2014							30,000(6)			1,241,100(11)
Liam K. Griffin		201,811	403,622	807,243
	11/7/2013				22,000	44,000	88,000				1,209,879(9)
	11/7/2013								65,000	25.25	675,714(10)
	5/6/2014							35,000(7)			1,447,950(11)
Bruce J. Freyman		140,000	280,000	560,000
	11/7/2013				11,000	22,000	44,000				604,940(9)
	11/7/2013								32,000	25.25	332,659(10)
	5/6/2014							25,000(6)			1,034,250(11)
Victoria Vezina(5)		66,446	132,892	265,784
	12/9/2013				7,500	15,000	30,000				464,404(12)
	12/9/2013							25,000(8)			710,750(13)
	12/9/2013								20,000	28.43	234,096(14)

(1)
The amounts shown represent the potential value of awards earned under the Incentive Plan. The amounts actually paid to the Named Executive Officers under the Incentive Plan are shown above in the "Summary Compensation Table" under "Non-Equity Incentive Plan Compensation." For a more complete description of the Incentive Plan, please see description above under "Components of Compensation—Short-Term Incentives."

(2)
The amounts shown represent shares potentially issuable pursuant to PSAs granted on November 7, 2013 (or on December 9, 2013, with respect to Ms. Vezina), under the Company's Amended and Restated 2005 Long-Term Incentive Plan (the "FY14 PSAs"). The FY14 PSAs have both "performance" and "continued employment" conditions that must be met in order for the executive to receive shares underlying the award.
Skyworks Solutions, Inc.	| page 45

Proxy Statement

  The "performance" condition guides the initial eligibility of the grantee to receive shares under the PSA and compares the non-GAAP operating margin achieved (related to 50% of the shares underlying the award) and the total stockholder return, or TSR, percentile ranking achieved with respect to our peer group (related to the other 50% of the shares underlying the award) during the performance period against a range of pre-established targets. The peer group for purposes of the TSR percentile ranking metric includes each of the companies in the Comparator Group and excludes any such company that during fiscal year 2014 is acquired by or merged with (or enters into an agreement to be acquired by or merged with) another entity. The Compensation Committee determines the "threshold" or minimum level of performance that would be acceptable to the Company to justify a payout. The "maximum" level represents a best-case performance scenario. The middle of the range is referred to by the Company as the "target" level and represents the expected performance of the Company. The number of shares issuable under the FY14 PSAs corresponds to the level of achievement of the performance goals. The "target" number of shares is determined with reference to the competitive level of long-term equity compensation determined by the Compensation Committee in the manner described above. Performance at the "threshold" level results in an issuance of a number of shares equal to one-half (1/2) the "target" number of shares, and performance at the "maximum" level results in the issuance of a number of shares equal to two (2) times the "target" number of shares. Performance in between either the "threshold" and "target" levels or the "target" and "maximum" levels results in an issuance of a number of shares between the number of shares issuable under the FY14 PSAs at, respectively, the "threshold" and "target" levels or the "target" and "maximum" levels.

  The "continued employment" condition of the FY14 PSAs provides that, to the extent that the non-GAAP operating margin and TSR percentile ranking performance metrics are met for the fiscal year, then twenty-five percent (25%) of the total shares for which the performance metric was met would be issuable to the executive on the first anniversary of the grant date, twenty-five percent (25%) of such shares would be issuable to the executive on the second anniversary of the grant date, and the remaining fifty percent (50%) of such shares would be issuable to the executive on the third anniversary of the grant date, provided that the executive remains employed by the Company through each such vesting date. In the event of termination by reason of death or permanent disability, the holder of an FY14 PSA (or his or her estate) would receive any shares that would have been issuable thereunder during the remaining term of the award (i.e., earned but unissued shares).

(3)
The options vest over four years at a rate of 25% per year commencing one year after the date of grant and on each subsequent anniversary of the grant date for the following three years, provided the executive remains employed by the Company through each such vesting date. Options may not be exercised more than three months after the executive ceases to be employed by the Company, except in the event of certain qualifying terminations of employment, including by reason of death or permanent disability, in which event the option may be exercised for specific periods not exceeding one year following the termination of employment (or eighteen (18) months, in the case of a qualifying termination of employment following a change in control).

(4)
Stock options awarded to executive officers have an exercise price equal to the closing price of the Company's common stock on the grant date.

(5)
Ms. Vezina began her employment with the Company on December 9, 2013, and she was therefore eligible to receive a prorated award under the Incentive Plan reflecting the portion of fiscal year 2014 during which she was employed by the Company.
| page 46	Skyworks Solutions, Inc.

Proxy Statement

(6)
Represents shares underlying RSU awards granted on May 6, 2014, under the Company's Amended and Restated 2005 Long-Term Incentive Plan. Each RSU award vests in full on May 6, 2017, provided the executive remains employed by the Company through such vesting date.

(7)
Represents shares underlying an RSU award granted on May 6, 2014, under the Company's Amended and Restated 2005 Long-Term Incentive Plan. The RSU award vests over four years at a rate of 25% per year commencing one year after the date of grant and on each subsequent anniversary of the grant date for the following three years, provided the executive remains employed by the Company through each such vesting date.

(8)
Represents shares of restricted stock granted on December 9, 2013, under the Company's Amended and Restated 2005 Long-Term Incentive Plan. The first 5,000 shares of restricted stock vested on March 1, 2014. The remaining 20,000 shares of restricted stock vest over four years at a rate of 25% per year commencing one year after the date of grant and on each subsequent anniversary of the grant date for the following three years, provided the executive remains employed by the Company through each such vesting date.

(9)
Reflects the grant date fair value of the FY14 PSAs granted on November 7, 2013, computed in accordance with the provisions of ASC 718, using (a) a Monte Carlo simulation (which weights the probability of multiple potential outcomes) to value the portion of the award related to TSR percentile ranking, and (b) a price of $25.25 per share, which was the closing sale price of the Company's common stock on the NASDAQ Global Select Market on November 7, 2013, to value the portion of the award related to non-GAAP operating margin, assuming performance at the "target" level. For a description of the assumptions used in calculating the fair value of equity awards granted in fiscal year 2014 under ASC 718, see Note 9 of the Company's financial statements included in the Company's Annual Report on Form 10-K filed with the SEC on November 25, 2014.

(10)
Reflects the grant date fair value of the stock options granted on November 7, 2013, computed in accordance with the provisions of ASC 718 using the Black-Scholes model of option valuation. The actual value, if any, the executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. For a description of the assumptions used in calculating the fair value of equity awards granted in fiscal year 2014 under ASC 718, see Note 9 of the Company's financial statements included in the Company's Annual Report on Form 10-K filed with the SEC on November 25, 2014.

(11)
Reflects the grant date fair value of the RSUs granted on May 6, 2014, computed in accordance with the provisions of ASC 718 using a price of $41.37 per share, which was the closing sale price of the Company's common stock on the NASDAQ Global Select Market on May 6, 2014.

(12)
Reflects the grant date fair value of the FY14 PSAs granted on December 9, 2013, computed in accordance with the provisions of ASC 718, using (a) a Monte Carlo simulation (which weights the probability of multiple potential outcomes) to value the portion of the award related to TSR percentile ranking, and (b) a price of $28.43 per share, which was the closing sale price of the Company's common stock on the NASDAQ Global Select Market on December 9, 2013, to value the portion of the award related to non-GAAP operating margin, assuming performance at the "target" level. For a description of the assumptions used in calculating the fair value of equity awards granted in fiscal year 2014 under ASC 718, see Note 9 of the Company's financial statements included in the Company's Annual Report on Form 10-K filed with the SEC on November 25, 2014.
Skyworks Solutions, Inc.	| page 47

Proxy Statement

(13)
Reflects the grant date fair value of the restricted stock award, computed in accordance with the provisions of ASC 718 using a price of $28.43 per share, which was the closing sale price of the Company's common stock on the NASDAQ Global Select Market on December 9, 2013.

(14)
Reflects the grant date fair value of the stock options granted on December 9, 2013, computed in accordance with the provisions of ASC 718 using the Black-Scholes model of option valuation. The actual value, if any, the executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. For a description of the assumptions used in calculating the fair value of equity awards granted in fiscal year 2014 under ASC 718, see Note 9 of the Company's financial statements included in the Company's Annual Report on Form 10-K filed with the SEC on November 25, 2014.

    Outstanding Equity Awards at Fiscal Year End Table

              The following table summarizes the unvested stock awards and all stock options held by the Named Executive Officers as of the end of fiscal year 2014.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)(1)
David J. Aldrich	130,000	0	12.07	11/10/2016	52,153(7)	2,881,453
	123,750	41,250(2)	23.80	11/9/2017	174,003(8)	9,613,666
	75,000	75,000(3)	19.08	11/10/2018	180,000(9)	9,945,000
	45,075	135,225(4)	20.02	11/8/2019
	0	140,000(5)	25.25	11/7/2020
Donald W. Palette	25,000	0	12.07	11/10/2016	20,282(7)	1,120,581
	27,500	13,750(2)	23.80	11/9/2017	44,904(8)	2,480,946
	25,000	25,000(3)	19.08	11/10/2018	54,000(9)	2,983,500
	10,500	31,500(4)	20.02	11/8/2019	30,000(10)	1,657,500
	0	40,000(5)	25.25	11/7/2020
Liam K. Griffin	27,500	13,750(2)	23.80	11/9/2017	20,282(7)	1,120,581
	25,000	25,000(3)	19.08	11/10/2018	56,130(8)	3,101,183
	9,000	45,000(4)	20.02	11/8/2019	88,000(9)	4,862,000
	0	65,000(5)	25.25	11/7/2020	35,000(11)	1,933,750
Bruce J. Freyman	13,101	0	12.07	11/10/2016	18,543(7)	1,024,501
	41,250	13,750(2)	23.80	11/9/2017	39,291(8)	2,170,828
	22,500	22,500(3)	19.08	11/10/2018	44,000(9)	2,431,000
	9,000	27,000(4)	20.02	11/8/2019	25,000(10)	1,381,250
	0	32,000(5)	25.25	11/7/2020
Victoria Vezina	0	20,000(6)	28.43	12/9/2020	30,000(9)	1,657,500
					20,000(12)	1,105,000

(1)
Reflects a price of $55.25 per share, which was the closing sale price of the Company's common stock on the NASDAQ Global Select Market on October 3, 2014.

(2)
These options were granted on November 9, 2010, and vested at a rate of 25% per year on each anniversary of the grant date until they became fully vested on November 9, 2014.
| page 48	Skyworks Solutions, Inc.

Proxy Statement

(3)
These options were granted on November 10, 2011, and vest at a rate of 25% per year on each anniversary of the grant date through November 10, 2015.

(4)
These options were granted on November 8, 2012, and vest at a rate of 25% per year on each anniversary of the grant date through November 8, 2016.

(5)
These options were granted on November 7, 2013, and vest at a rate of 25% per year on each anniversary of the grant date through November 7, 2017.

(6)
These options were granted on December 9, 2013, and vest at a rate of 25% per year on each anniversary of the grant date through December 9, 2017.

(7)
Represents shares issuable under the PSAs granted on November 10, 2011, under the Company's Amended and Restated 2005 Long-Term Incentive Plan (the "FY12 PSAs"). The FY12 PSAs vested at a rate of 33 1/3% on each anniversary of the grant date until they became fully vested on November 10, 2014.

(8)
Represents shares issuable under the PSAs granted on November 8, 2012, under the Company's Amended and Restated 2005 Long-Term Incentive Plan (the "FY13 PSAs"). Twenty-five percent (25%) of the shares earned under the FY13 PSAs were issued on each of November 8, 2013, and November 8, 2014, and the remaining fifty percent (50%) of the shares earned will be issued on November 8, 2015, provided the executive meets the continued employment condition.

(9)
Represents shares issuable under the FY14 PSAs (awarded on November 7, 2013, or in the case of Ms. Vezina, on December 9, 2013, as described in footnote 2 of the "Grants of Plan-Based Awards Table" above). With respect to the FY14 PSAs, the Company achieved the "maximum" level of performance and, accordingly, on November 10, 2014, the Company issued twenty-five percent (25%) of the number of shares earned by each executive under his or her FY14 PSA. Twenty-five percent (25%) of the shares earned under the FY14 PSAs will be issued on November 7, 2015, and the remaining fifty percent (50%) of the shares earned will be issued on November 7, 2016, provided the executive meets the continued employment condition.

(10)
Represents shares issuable under an RSU award granted on May 6, 2014, under the Company's Amended and Restated 2005 Long-Term Incentive Plan. The RSU award vests in full on May 6, 2017.

(11)
Represents shares issuable under an RSU award granted on May 6, 2014, under the Company's Amended and Restated 2005 Long-Term Incentive Plan. The RSU award vests at a rate of 25% per year on each anniversary of the grant date through May 6, 2018.

(12)
Represents restricted stock granted on December 9, 2013, under the Company's Amended and Restated 2005 Long-Term Incentive Plan. The first 5,000 shares of restricted stock vested on March 1, 2014, and the remaining 20,000 shares of restricted stock vest over four years at a rate of 25% per year on each anniversary of the grant date through December 9, 2017.
Skyworks Solutions, Inc.	| page 49

Proxy Statement

    Option Exercises and Stock Vested Table

              The following table summarizes the Named Executive Officers' option exercises and stock award vesting during fiscal year 2014.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
David J. Aldrich	470,000	12,086,659	180,919	4,561,713
Donald W. Palette	55,000	1,584,215	58,838	1,482,769
Liam K. Griffin	71,000	2,192,008	62,580	1,577,629
Bruce J. Freyman	84,399	2,588,267	55,229	1,391,629
Victoria Vezina	0	0	5,000	181,000

(1)
The value realized on exercise is based on the amount by which the market price of a share of the Company's common stock on the dates of exercise exceeded the applicable exercise price per share of the exercised option.

(2)
The value realized upon vesting is determined by multiplying (a) the number of shares underlying the stock awards that vested, by (b) the closing price of the Company's common stock on the NASDAQ Global Select Market on the applicable vesting date.

    Nonqualified Deferred Compensation Table

              As described above under "Components of Compensation—Other Compensation and Benefits," Mr. Aldrich is the only Named Executive Officer who participated in the Executive Compensation Plan while it was active, and he elected to be paid his aggregate account balance under the plan in a single lump sum upon his future retirement or other separation from service. Mr. Aldrich's contributions are credited with earnings/losses based upon the performance of the investments he selects.

              The following table summarizes Mr. Aldrich's aggregate earnings and aggregate account balance under the Executive Compensation Plan in fiscal year 2014. In fiscal year 2014, there were no withdrawals by or distributions to Mr. Aldrich.

Name	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Balance at Last Fiscal Year-End ($)(1)
David J. Aldrich	130,444	1,124,458

(1)
Balance as of October 3, 2014. This amount consists of Mr. Aldrich's individual contributions and the return/(loss) generated from the investment of those contributions. The full amount of Mr. Aldrich's individual contributions was previously reported as compensation to Mr. Aldrich in the Summary Compensation Tables of the fiscal years in which such contributions were made.
| page 50	Skyworks Solutions, Inc.

Proxy Statement

    Potential Payments Upon Termination or Change in Control

    Mr. Aldrich

              In January 2008, the Company entered into an amended and restated Change of Control / Severance Agreement with Mr. Aldrich (the "Aldrich Agreement"). The Aldrich Agreement sets out severance benefits that become payable if, within two (2) years after a change of control, Mr. Aldrich either (i) is involuntarily terminated without cause, or (ii) voluntarily terminates his employment. The severance benefits provided to Mr. Aldrich in such circumstances will consist of the following: (i) a lump sum payment equal to two and one-half (2 1/2) times the sum of (A) his annual base salary immediately prior to the change of control, and (B) his annual short-term incentive award (calculated as the greater of (x) the average short-term incentive awards received for the three years prior to the year in which the change of control occurs, or (y) the target annual short-term incentive award for the year in which the change of control occurs); (ii) all then-outstanding stock options will remain exercisable for a period of thirty (30) months after the termination date (but not beyond the expiration of their respective maximum terms); and (iii) continued medical benefits for a period of eighteen (18) months after the termination date. The foregoing payments are subject to a gross-up payment for any applicable excise taxes incurred under Section 4999 of the IRC. Additionally, in the event of a change of control, the Aldrich Agreement provides for full acceleration of the vesting of all then-outstanding stock options and restricted stock awards and partial acceleration of any outstanding PSAs.

              The Aldrich Agreement also sets out severance benefits outside of a change of control that become payable if, while employed by the Company, Mr. Aldrich either (i) is involuntarily terminated without cause, or (ii) terminates his employment for good reason. The severance benefits provided to Mr. Aldrich under either of these circumstances will consist of the following: (i) a lump sum payment equal to two (2) times the sum of (A) his annual base salary immediately prior to such termination, and (B) his annual short-term incentive award (calculated as the greater of (x) the average short-term incentive awards received for the three (3) years prior to the year in which the termination occurs, or (y) the target annual short-term incentive award for the year in which the termination occurs); and (ii) full acceleration of the vesting of all outstanding stock options and restricted stock awards, with such stock options to remain exercisable for a period of two (2) years after the termination date (but not beyond the expiration of their respective maximum terms), and, with respect to any PSAs outstanding, shares subject to such award would have been deemed earned to the extent any such shares would have been earned pursuant to the terms of such award as of the day prior to the date of such termination (without regard to any continued service requirement) (collectively, "Severance Benefits"). In the event of Mr. Aldrich's death or disability, all outstanding stock options will vest in full and remain exercisable for a period of twelve (12) months following the termination of employment (but not beyond the expiration of their respective maximum terms).

              In addition, the Aldrich Agreement provides that if Mr. Aldrich voluntarily terminates his employment after January 1, 2010, subject to certain notice requirements and his availability to continue to serve on the Board of Directors of the Company and as chairman of a committee thereof for up to two (2) years, he shall be entitled to the Severance Benefits; provided however, that all Company stock options, stock appreciation rights, restricted stock, and any other equity-based awards, which were both (a) granted to him in the eighteen (18) month period prior to such termination, and (b) scheduled to vest more than two (2) years from the date of such termination, will be forfeited.

              The Aldrich Agreement is intended to be compliant with Section 409A of the IRC. Additionally, the Aldrich Agreement requires Mr. Aldrich to sign a release of claims in favor of the Company before he is eligible to receive any benefits under the agreement, and contains non-compete and non-solicitation provisions applicable to him while he is employed by the Company and for a period of twenty-four (24) months following the termination of his employment.

Skyworks Solutions, Inc.	| page 51

Proxy Statement

              On November 23, 2010, the Company modified the Aldrich Agreement as follows: (1) the initial term of the Agreement was extended for three (3) years until January 22, 2014, after which time the Agreement will renew on an annual basis for up to five (5) additional one (1) year periods, unless at least 90 days prior to the end of the then-current term, either party provides written notice that the Aldrich Agreement should not be extended; and (2) in order to ensure that any PSAs issued to Mr. Aldrich continue to be treated as performance based compensation under Section 162(m) of the IRC, the Agreement was amended such that if Mr. Aldrich is involuntarily terminated or terminates his employment for good reason or for no reason, he will be entitled to receive only the number of performance shares under outstanding PSAs that he would have received had he actually remained employed through the end of the performance period applicable to such PSAs. All other terms and conditions of the Agreement remain the same.

              On December 16, 2014, the Company received a letter from Mr. Aldrich in which he set forth his desire and agreement, effective as of the date of the letter, to waive his rights to any gross-up payment he would be eligible to receive under the Aldrich Agreement, with respect to excise taxes incurred under Section 4999 of the IRC. With the exception of any future gross-up payment to which Mr. Aldrich previously would have been entitled under the Aldrich Agreement, such agreement remains in full force and effect.

              The terms "change of control," "cause," and "good reason" are each defined in the Aldrich Agreement.

    Messrs. Palette, Griffin, and Freyman

              In January 2008, the Company entered into Change of Control / Severance Agreements with each of Messrs. Palette, Griffin, and Freyman (each a "COC Agreement"). Each COC Agreement sets out severance benefits that become payable if, within twelve (12) months after a change of control, the executive either (i) is involuntarily terminated without cause, or (ii) terminates his employment for good reason. The severance benefits provided to the executive in such circumstances will consist of the following: (i) a payment equal to two (2) times the sum of (A) his annual base salary immediately prior to the change of control, and (B) his annual short-term incentive award (calculated as the greater of (x) the average short-term incentive awards received for the three (3) years prior to the year in which the change of control occurs, or (y) the target annual short-term incentive award for the year in which the change of control occurs), which payment will be made in a single lump sum, except in the case of Mr. Freyman, who will receive the payment in a series of equal biweekly installments over a twelve (12) month period; (ii) all then-outstanding stock options will remain exercisable for a period of eighteen (18) months after the termination date (but not beyond the expiration of their respective maximum terms); and (iii) continued medical benefits for eighteen (18) months after the termination date. The foregoing payments are subject to a gross-up payment limited to a maximum of $500,000 for any applicable excise taxes incurred under Section 4999 of the IRC. Additionally, in the event of a change of control, each COC Agreement provides for full acceleration of the vesting of all then-outstanding stock options and restricted stock awards and partial acceleration of any outstanding PSAs.

              Each COC Agreement also sets out severance benefits outside a change of control that become payable if, while employed by the Company, the executive is involuntarily terminated without cause. The severance benefits provided to the executive under such circumstance will consist of the following: (i) a payment equal to the sum of (x) his then-current annual base salary, and (y) any short-term incentive award then due, which payment will be made in a single lump sum, except in the case of Mr. Freyman, who will receive the payment in a series of equal biweekly installments over a twelve (12) month period; and (ii) all then-vested outstanding stock options will remain exercisable for a period of twelve (12) months after the termination date (but not beyond the expiration of their respective maximum terms). In the event of the executive's death or disability, all outstanding stock options will vest and remain exercisable for a period of twelve (12) months following the termination of employment (but not beyond the expiration of their respective maximum terms).

| page 52	Skyworks Solutions, Inc.

Proxy Statement

              Each COC Agreement is intended to be compliant with Section 409A of the IRC. Each COC Agreement requires that the executive sign a release of claims in favor of the Company before he is eligible to receive any benefits under the agreement, and, except for Mr. Freyman's COC Agreement, each contains non-compete and non-solicitation provisions applicable to the executive while he is employed by the Company and for a period of twenty-four (24) months following the termination of his employment. Mr. Freyman's COC Agreement contains non-solicitation provisions applicable to him while he is employed by the Company and for a period of twelve (12) months following the termination of his employment.

              The terms "change of control," "cause," and "good reason" are each defined in the COC Agreements. Change of control means, in summary: (i) the acquisition by a person or a group of 40% or more of the outstanding stock of the Company; (ii) a change, without approval by the Board of Directors, of a majority of the Board of Directors of the Company; (iii) the acquisition of the Company by means of a reorganization, merger, consolidation, or asset sale; or (iv) the approval of a liquidation or dissolution of the Company. Cause means, in summary: (i) deliberate dishonesty that is significantly detrimental to the best interests of the Company; (ii) conduct constituting an act of moral turpitude; (iii) willful disloyalty or insubordination; or (iv) incompetent performance or substantial or continuing inattention to or neglect of duties. Good reason means, in summary: (i) a material diminution in base compensation, authority, duties, or responsibility, (ii) a material change in office location, or (iii) any action or inaction constituting a material breach by the Company of the terms of the agreement.

              Each COC Agreement had an initial two (2) year term, which was thereafter renewed on an annual basis for five (5) additional years before each COC Agreement expired pursuant to its terms on January 22, 2015, and was replaced by a new Change in Control / Severance Agreement, as described below.

    Ms. Vezina

              The Company entered into an offer letter with Ms. Vezina in connection with the commencement of her employment in December 2013 (the "Vezina Agreement"). The Vezina Agreement sets out severance benefits that become payable if, within twelve (12) months after a change of control, Ms. Vezina's employment with the Company is involuntarily terminated without cause. The severance benefits provided to Ms. Vezina in such circumstances will consist of the following: (i) a payment equal to two (2) times the sum of (A) her annual base salary immediately prior to the change of control, and (B) her target annual short-term incentive award for the year in which the change of control occurs, which payment will be made in a series of equal biweekly installments over a twelve (12) month period; (ii) all then-outstanding stock options will remain exercisable for a period of eighteen (18) months after the termination date (but not beyond the expiration of their respective maximum terms); and (iii) continued medical benefits for eighteen (18) months after the termination date. Additionally, in the event of a change of control, the Vezina Agreement provides for full acceleration of the vesting of all then-outstanding stock options and restricted stock awards and partial acceleration of any outstanding PSAs.

              The Vezina Agreement also sets out severance benefits outside a change of control that become payable if Ms. Vezina's employment with the Company is involuntarily terminated without cause. The severance benefits provided to Ms. Vezina under such circumstance will consist of the following: (i) a payment equal to the sum of (x) her then-current annual base salary, and (y) any short-term incentive award then due, which payment will be made in a series of equal biweekly installments over a twelve (12) month period; and (ii) all then-vested outstanding stock options will remain exercisable for a period of twelve (12) months after the termination date (but not beyond the expiration of their respective maximum terms). In the event of Ms. Vezina's death or permanent disability, all outstanding stock options will vest and remain exercisable for a period of twelve (12) months, in the case of death, or six (6) months, in the case of permanent disability, following the termination of employment (but not beyond the expiration of their respective maximum terms).

Skyworks Solutions, Inc.	| page 53

Proxy Statement

              The Vezina Agreement is intended to be compliant with or exempt from Section 409A of the IRC. The Vezina Agreement requires that Ms. Vezina sign a release of claims in favor of the Company before she is eligible to receive any severance benefits under the agreement, and it contains non-compete and non-solicitation provisions applicable to Ms. Vezina while she is employed by the Company and for a period of twenty-four (24) months following the termination of her employment.

              The terms "change of control" and "cause" are each defined in the Vezina Agreement. Change of control means, in summary: (i) the acquisition by a person or a group of 40% or more of the outstanding stock of the Company; (ii) a change, without approval by the Board of Directors, of a majority of the Board of Directors of the Company; (iii) the acquisition of the Company by means of a reorganization, merger, consolidation, or asset sale; or (iv) stockholder approval of a liquidation or dissolution of the Company. Cause means, in summary: (i) deliberate dishonesty that is significantly detrimental to the best interests of the Company; (ii) conduct constituting an act of moral turpitude; (iii) willful disloyalty or insubordination; or (iv) incompetent performance or inattention to or neglect of duties.

              The Vezina Agreement, which provided for the above severance benefits in the event of Ms. Vezina's termination of employment, or in the event of a change of control, in either case within two years from the date she commenced employment, was replaced and superseded by a new Change in Control / Severance Agreement, effective January 22, 2015, as described below.

    New CIC Agreements

              On December 16, 2014, the Company entered into new Change in Control / Severance Agreements (the "New CIC Agreements") with each of Messrs. Griffin, Palette, and Freyman and Ms. Vezina, each of which became effective on January 22, 2015, upon the expiration of the COC Agreements and in supersession of the Vezina Agreement. Each New CIC Agreement sets out severance benefits that become payable if, within the period of time commencing three (3) months prior to and ending twelve (12) months following a change in control, the executive officer's employment is either (i) terminated by the Company without cause, or (ii) terminated by the executive for good reason (a "Qualifying Termination"). The severance benefits provided to the executive in such circumstances will consist of the following: (i) a lump sum payment equal to two (2) times the sum of (A) his or her annual base salary immediately prior to the change in control, and (B) his or her annual short-term cash incentive award (calculated as the greater of (x) the average of the annual short-term cash incentive payments received for each of the three years prior to the year in which the change in control occurs, or (y) the target annual short-term cash incentive award for the year in which the change in control occurs); (ii) all of the executive's then-outstanding stock options will remain exercisable for a period of eighteen (18) months after the termination date (but not beyond the expiration of their respective maximum terms); and (iii) Company-paid COBRA continuation coverage under the Company's group health plans for up to eighteen (18) months after the termination date.

              Each New CIC Agreement also provides that in the event of a Qualifying Termination, the executive is entitled to full acceleration of the vesting of all outstanding equity awards (including stock options, restricted stock awards, RSU awards, and all earned but unissued performance-based equity awards) granted after January 22, 2015. At the time of a change in control all such outstanding equity awards will continue to be subject to the same time-based vesting schedule to which the awards were subject prior to the change in control (including performance-based equity awards that are deemed earned at the time of the change in control as described below). For performance-based equity awards where the change in control occurs prior to the end of the performance period, such awards will be deemed earned as to the greater of (i) the target level of shares for such awards, or (ii) the number of shares that would have been earned pursuant to the terms of such awards based upon performance up through and including the day prior to the date of the change in control. In the event that the successor or surviving company does

| page 54	Skyworks Solutions, Inc.

Proxy Statement

not agree to assume, or to substitute for, such outstanding equity awards on substantially similar terms with substantially equivalent economic benefits as exist for such award immediately prior to the change in control, then such awards will accelerate in full as of the change in control, along with outstanding equity awards that were granted prior to January 22, 2015, which pursuant to their terms would also accelerate upon a change in control.

              Each New CIC Agreement also sets out severance benefits outside a change in control that become payable if the executive's employment is terminated by the Company without cause. The severance benefits provided to the executive under such circumstance will consist of the following: (i) a lump sum payment equal to the sum of (x) his or her annual base salary (or one and one-quarter (1.25) times his annual base salary, in the case of Mr. Griffin), and (y) any short-term cash incentive award then due; (ii) all then-vested outstanding stock options will remain exercisable for a period of twelve (12) months after the termination date (but not beyond the expiration of their respective maximum terms); and (iii) Company-paid COBRA continuation coverage under the Company's group health plans for up to twelve (12) months (fifteen (15) months, in the case of Mr. Griffin) after the termination date.

              In the event of the executive's death or permanent disability (within the meaning of Section 22(e)(3) of the IRC), each New CIC Agreement provides for full acceleration of the vesting of all then-outstanding equity awards subject to time-based vesting (including stock options, restricted stock awards, RSU awards, and all performance-based equity awards where the performance period has ended and the shares are earned but unissued). Each New CIC Agreement also provides that for a performance-based equity award where the executive's death or permanent disability occurs prior to the end of the performance period, such award will be deemed earned as to the greater of (i) the target level of shares for such award, or (ii) the number of shares that would have been earned pursuant to the terms of such award had the executive remained employed through the end of the performance period, and such earned shares will become vested and issuable to the executive after the performance period ends. In addition, all outstanding stock options will remain exercisable for a period of twelve (12) months following the termination of employment (but not beyond the expiration of their respective maximum terms).

              Each New CIC Agreement is intended to be exempt from or compliant with Section 409A of the IRC and has an initial two (2) year term, which is thereafter renewable on an annual basis for up to five (5) additional years upon mutual agreement of the Company and the executive. The payments due to each executive under his or her New CIC Agreement are subject to potential reduction in the event that such payments would otherwise become subject to excise tax incurred under Section 4999 of the IRC, if such reduction would result in the executive retaining a larger amount, on an after-tax basis, than if he or she had received all of the payments due.

              Additionally, each New CIC Agreement requires that the executive sign a release of claims in favor of the Company before he or she is eligible to receive any benefits under the agreement. Mr. Palette's and Ms. Vezina's New CIC Agreements each contain non-compete and non-solicitation provisions applicable to the executive while he or she is employed by the Company and for a period of twenty-four (24) months following the termination of his or her employment. Mr. Griffin's and Mr. Freyman's New CIC Agreements each contain non-solicitation provisions applicable to the executive while he is employed by the Company and for a period of twelve (12) months following the termination of his employment.

              The terms "change in control," "cause," and "good reason" are each defined in the New CIC Agreements. Change in control means, in summary: (i) the acquisition by a person or a group of 40% or more of the outstanding stock of the Company; (ii) a change, without approval by the Board of Directors, of a majority of the Board of Directors of the Company; (iii) the acquisition of the Company by means of a reorganization, merger, consolidation, or asset sale; or (iv) stockholder approval of a liquidation or dissolution of the Company. Cause means, in summary: (i) deliberate dishonesty that is significantly detrimental to the best interests of the Company; (ii) conduct constituting an act of moral turpitude; (iii) willful disloyalty or insubordination; or (iv) incompetent performance or substantial or

Skyworks Solutions, Inc.	| page 55

Proxy Statement

continuing inattention to or neglect of duties. Good reason means, in summary: (i) a material diminution in the executive's base compensation, authority, duties, or responsibilities; (ii) a material diminution in the authority, duties, or responsibilities of the executive's supervisor; (iii) a material change in the executive's office location; or (iv) any action or inaction constituting a material breach by the Company of the terms of the agreement.

              The following table summarizes the payments and benefits that would be made to the Named Executive Officers under the change of control / severance agreements between the Named Executive Officers and the Company that were in effect as of October 3, 2014, in the following circumstances as of such date:

  •
  termination without cause outside of a change in control;

  •
  termination without cause or for good reason after a change in control;

  •
  upon a change in control not involving a termination of employment; and

  •
  in the event of a termination of employment because of death or disability.
| page 56	Skyworks Solutions, Inc.

Proxy Statement

              The accelerated equity values in the table reflect a price of $55.25 per share, which was the closing sale price of the Company's common stock on the NASDAQ Global Select Market on October 3, 2014. The table does not reflect any equity awards made after October 3, 2014.

Name	Benefit	Termination w/o Cause Outside Change in Control ($)	Termination w/o Cause or for Good Reason, After Change in Control ($)	Change in Control w/o Termination ($)(1)	Death/ Disability ($)
David J. Aldrich(2)(3)	Salary and Short-Term Incentive	3,836,529(5)	4,795,661(6)	—	—
	Accelerated Options	12,974,039	12,974,039	12,974,039	12,974,039
	Accelerated PSAs	22,440,119	22,440,119	22,440,119	22,440,119
	Medical	—	23,518	—	—
	Excise Tax Gross-Up(4)	—	—	—	—

	TOTAL	39,250,687	40,233,337	35,414,158	35,414,158

Donald W. Palette(3)	Salary and Short-Term Incentive	407,000(7)	1,536,078(5)	—	—
	Accelerated Options	—	3,646,433	3,646,433	3,646,433
	Accelerated RSUs	—	1,657,500	1,657,500	1,657,500
	Accelerated PSAs	—	6,585,027	6,585,027	6,585,027
	Medical	—(8)	23,948	—	—
	Excise Tax Gross-Up(4)	—	—	—	—

	TOTAL	407,000	13,448,986	11,888,960	11,888,960

Liam K. Griffin(3)	Salary and Short-Term Incentive	500,000(7)	1,908,856(5)	—	—
	Accelerated Options	—	4,872,038	4,872,038	4,872,038
	Accelerated RSUs	—	1,933,750	1,933,750	1,933,750
	Accelerated PSAs	—	9,083,763	9,083,763	9,083,763
	Medical	—(8)	23,948	—	—
	Excise Tax Gross-Up(4)	—	—	—	—

	TOTAL	500,000	17,822,355	15,889,551	15,889,551

Bruce J. Freyman(3)	Salary and Short-Term Incentive	400,000(7)	1,487,881(5)	—	—
	Accelerated Options	—	3,157,473	3,157,473	3,157,473
	Accelerated RSUs	—	1,381,250	1,381,250	1,381,250
	Accelerated PSAs	—	5,626,329	5,626,329	5,626,329
	Medical	—(8)	23,948	—	—
	Excise Tax Gross-Up(4)	—	—	—	—

	TOTAL	400,000	11,676,881	10,165,052	10,165,052

Victoria Vezina(3)	Salary and Short-Term Incentive	300,000(7)	930,000(5)	—	—
	Accelerated Options	—	536,400	536,400	536,400
	Accelerated Restricted Stock	—	1,105,000	1,105,000	1,105,000
	Accelerated PSAs	—	1,657,500	1,657,500	1,657,500
	Medical	—(8)	23,518	—	—
	Excise Tax Gross-Up(4)	—	—	—	—

	TOTAL	300,000	4,252,418	3,298,900	3,298,900

(1)
Under the New CIC Agreements entered into on December 16, 2014, between the Company and each of Messrs. Palette, Griffin, and Freyman and Ms. Vezina, equity awards granted to such Named Executive Officers after January 22, 2015, will not be subject to acceleration solely upon a change in control of the Company (unless the successor or surviving company does not agree to assume, or to substitute for, outstanding equity awards on substantially similar terms with substantially equivalent economic benefits as exist for such award immediately prior to the change in control, in which case the awards would accelerate in
Skyworks Solutions, Inc.	| page 57

Proxy Statement

full as of the change in control). Vesting of such awards would accelerate only in the event of a qualifying termination of employment within the period of time commencing three (3) months prior to and ending twelve (12) months following a change in control, or in the event of a termination of employment by reason of the executive's death or permanent disability.

(2)
A "Good Reason" termination in connection with a change in control for Mr. Aldrich includes voluntarily terminating employment following such change in control. Mr. Aldrich is also entitled to the severance benefits in the first column of the table in the event he terminates his employment for "Good Reason" outside of a change in control. In the event Mr. Aldrich voluntarily terminated his employment on October 3, 2014, outside of a change in control, he would have received a total of $32,178,187, consisting of the following: cash ($3,836,529); accelerated options ($10,874,039); and accelerated PSAs ($17,467,619).

(3)
Excludes the value of accrued vacation/paid time off required by law to be paid upon termination. For Mr. Aldrich, excludes any distributions under the Executive Compensation Plan (see the discussion above regarding this inactive plan in the "Nonqualified Deferred Compensation Table").

(4)
Pursuant to the waiver letter received by the Company from Mr. Aldrich on December 16, 2014, and pursuant to the New CIC Agreements, none of the Named Executive Officers is currently entitled to any future excise tax gross-up payment. Based on the assumptions set forth in the table above, no Named Executive Officer would have received any excise tax gross-up upon a termination of employment on October 3, 2014, pursuant to his or her then-current agreement with the Company.

(5)
Represents an amount equal to two (2) times the sum of (A) the Named Executive Officer's annual base salary as of October 3, 2014, and (B) an Incentive Plan payment, which for Ms. Vezina is equal to her Incentive Plan payment at the "target" level, and for Messrs. Aldrich, Palette, Griffin, and Freyman is equal to the three (3) year average of the actual incentive payments made to the Named Executive Officer for fiscal years 2011, 2012 and 2013, since such average is greater than the "target" payout level.

(6)
Represents an amount equal to two and one-half (2 1/2) times the sum of (A) Mr. Aldrich's annual base salary as of October 3, 2014, and (B) an Incentive Plan payment equal to the three (3) year average of the actual incentive payments made to Mr. Aldrich for fiscal years 2011, 2012 and 2013, since such average is greater than the "target" payout level.

(7)
Represents an amount equal to the Named Executive Officer's annual base salary as of October 3, 2014. Under his New CIC Agreement entered into on December 16, 2014, Mr. Griffin would be entitled to a severance payment equal to one and one-quarter (1.25) times his annual base salary after a qualifying termination of employment not in connection with a change in control.

(8)
Under the New CIC Agreements entered into on December 16, 2014, Messrs. Palette, Griffin, and Freyman and Ms. Vezina would each be entitled to Company-paid COBRA continuation coverage under the Company's group health plans for up to twelve (12) months (fifteen (15) months, in the case of Mr. Griffin) after his or her qualifying termination of employment not in connection with a change in control. Such Named Executive Officers would not have been entitled to Company-paid COBRA continuation coverage upon a termination of employment on October 3, 2014, pursuant to their then-current agreements with the Company.
| page 58	Skyworks Solutions, Inc.

Proxy Statement

Director Compensation

    Cash Compensation

              Prior to January 2014, non-employee directors of the Company were paid, in quarterly installments, an annual retainer of $55,000. The annual retainer for non-employee directors was increased to $57,500, effective as of January 2014, and was further increased to $60,000, effective as of January 2015. Additional annual retainers for Chairman and/or committee service (paid in quarterly installments) are as follows: the Chairman of the Board ($40,000, which increased to $50,000 effective as of January 2014); the Chairman of the Audit Committee ($20,000); the Chairman of the Compensation Committee ($15,000); the Chairman of the Nominating and Governance Committee ($10,000); non-chair member of Audit Committee ($10,000); non-chair member of Compensation Committee ($7,500); and non-chair member of Nominating and Corporate Governance Committee ($5,000). If the Chairman of the Board is an employee of the Company, the Chairman's retainer will be paid to the Lead Independent Director, if one has been appointed. In addition, the Compensation Committee continues to retain discretion to recommend to the full Board of Directors that additional cash payments be made to a non-employee director for extraordinary service during a fiscal year.

    Equity Compensation

              Currently, any newly appointed non-employee director will receive an initial equity grant composed of a combination of a stock option and restricted stock having an aggregate value of approximately $220,000, with such value allocated equally (i.e., 50%/50%) between the stock option and the restricted stock, and with the stock option having an exercise price equal to the fair market value of the common stock on the date of grant. Effective as of January 2014, following each annual meeting of stockholders, each non-employee director who is reelected will receive a restricted stock award having a value of approximately $170,000. The number of shares issued to non-employee directors pursuant to initial restricted stock grants and annual restricted stock grants is determined by dividing the approximate value of the award, as disclosed above, by the average closing price per share of the Company's common stock as reported on the NASDAQ Global Select Market (or if the common stock is not then traded on such market, such other market on which the common stock is traded) for each trading day during the 30 consecutive trading day period ending on, and including, the grant date. Unless otherwise determined by the Board of Directors, any nonqualified stock options awarded under the 2008 Director Long-Term Incentive Plan will vest in four (4) equal annual installments on the anniversary of the date of grant, and any restricted stock awards under the 2008 Director Long-Term Incentive Plan will vest in three (3) equal annual installments on the anniversary of the date of grant. In the event of a change in control of the Company, the outstanding options and restricted stock under the 2008 Director Long-Term Incentive Plan will become fully exercisable and deemed fully vested, respectively.

              No director who is also an employee receives separate compensation for services rendered as a director. David J. Aldrich is currently the only director who is also an employee of the Company.

Skyworks Solutions, Inc.	| page 59

Proxy Statement

    Director Compensation Table

              The following table summarizes the compensation paid to the Company's non-employee directors for fiscal year 2014.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
David J. McLachlan, Lead Independent Director	119,375	184,097(3)	—	1,483	304,955
Kevin L. Beebe	74,375	184,097(3)	—	1,483	259,955
Timothy R. Furey	76,875	184,097(3)	—	1,483	262,455
Balakrishnan S. Iyer	76,875	184,097(3)	—	1,483	262,455
Christine King	46,875	296,577(3)(4)	102,509(5)	870	446,831
David P. McGlade	69,375	184,097(3)	—	1,483	254,955
Robert A. Schriesheim	82,500	184,097(3)	—	1,483	268,080

(1)
The non-employee members of the Board of Directors who held such positions on October 3, 2014, held the following aggregate number of unexercised options and unvested restricted stock awards as of such date:

Name	Number of Securities Underlying Unexercised Options	Number of Unvested Shares of Restricted Stock
David J. McLachlan, Lead Independent Director	30,000	11,191
Kevin L. Beebe	30,000	11,191
Timothy R. Furey	—	11,191
Balakrishnan S. Iyer	21,000	11,191
Christine King	9,606	8,405
David P. McGlade	—	11,191
Robert A. Schriesheim	—	11,191
(2)
Reflects dividend accruals on unvested shares of restricted stock granted prior to April 2014, when Skyworks declared its first quarterly dividend, because these dividends were not included in the grant date fair value of such restricted stock awards. Accrued dividends become payable when the underlying shares of restricted stock vest.

(3)
Reflects the grant date fair value of 4,450 restricted shares of the Company's common stock granted on May 6, 2014, to each non-employee director elected at the 2014 Annual Meeting of stockholders, computed in accordance with the provisions of ASC 718 using a price of $41.37 per share, which was the closing sale price of the Company's common stock on the NASDAQ Global Select Market on May 6, 2014.

(4)
Reflects the grant date fair value of 3,955 restricted shares of the Company's common stock granted on January 13, 2014, to Ms. King, computed in accordance with the provisions of ASC 718 using a price of $28.44 per share, which was the closing sale price of the Company's common stock on the NASDAQ Global Select Market on January 13, 2014.

(5)
Reflects the grant date fair value of the stock options granted to Ms. King on January 13, 2014, computed in accordance with the provisions of ASC 718 using the Black-Scholes model of option valuation. The actual value, if any, Ms. King may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. For a description of the assumptions used in calculating the fair value of equity awards granted in fiscal year 2014 under ASC 718, see Note 9 of the Company's financial statements included in the Company's Annual Report on Form 10-K filed with the SEC on November 25, 2014.
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Proxy Statement

    Director Stock Ownership Requirements

              We have adopted Director Stock Ownership guidelines with the objective of more closely aligning the interests of our directors with those of our stockholders. The minimum number of shares of the Company's common stock that the Director Stock Ownership guidelines require non-employee directors to hold while serving in their capacity as directors is the director base compensation (currently $60,000) multiplied by five (5), divided by the fair market value of the Company's common stock (rounded to the nearest 100 shares). For purposes of the Director Stock Ownership guidelines, the fair market value of the Company's common stock is the average closing price per share of the Company's common stock as reported on the NASDAQ Global Select Market (or if the common stock is not then traded on such market, such other market on which the common stock is traded) for the twelve (12) month period ending with the determination date. As of the date hereof, the Director Stock Ownership guidelines require non-employee directors to hold a minimum of 4,900 shares, and all directors are in compliance with such guidelines (with the exception of Ms. King, who has until the fifth anniversary of her appointment to the Board of Directors to comply with the guidelines).

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Proxy Statement

Compensation Committee Report

              The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included herein with management, and based on the review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement for the 2015 Annual Meeting of stockholders.

THE COMPENSATION COMMITTEE
Kevin L. Beebe Timothy R. Furey, Chairman Christine King David P. McGlade Robert A. Schriesheim*

*Member of the Compensation Committee until May 6, 2014

| page 62	Skyworks Solutions, Inc.

Proxy Statement

Proposal 4:
Approval of the Company's
2015 Long-Term Incentive Plan

              We are asking stockholders to approve the proposed Skyworks Solutions, Inc. 2015 Long-Term Incentive Plan (the "2015 Plan"), which is intended to replace the Company's Amended and Restated 2005 Long-Term Incentive Plan, as amended (the "Prior Plan"), as the active plan under which equity incentive awards are granted to employees and consultants of the Company and its subsidiaries. We believe that equity incentive awards are increasingly critical to attracting, retaining, and motivating the most talented employees in our industry, upon whose judgment, interest, and special effort the successful operation of the Company is largely dependent. The Board of Directors adopted the 2015 Plan on November 11, 2014. The 2015 Plan will become effective as of the date it is approved by the Company's stockholders (the "Effective Date"), after which no further awards will be granted under the Prior Plan. If the stockholders do not approve the 2015 Plan, the 2015 Plan will not become effective, no awards will be granted under the 2015 Plan, the Prior Plan will continue in effect, and we may continue to grant awards under the Prior Plan, subject to its terms, conditions, and limitations.

              The Board of Directors recommends a vote for the approval of the 2015 Plan because it believes the 2015 Plan is in the best interests of the Company and its stockholders and contains features that are consistent with sound corporate governance practices, including the following:

  •
  Does not provide for automatic vesting of outstanding awards upon a change in control of the Company.  Upon a change in control, all outstanding equity awards granted under the 2015 Plan will continue to be subject to the same time-based vesting schedule to which the awards were subject prior to the change in control (unless the successor or surviving company does not agree to assume, or to substitute for, such outstanding equity awards on substantially similar terms with substantially equivalent economic benefits as exist for such award immediately prior to the change in control, in which case the awards will accelerate in full as of the change in control). A participant will be entitled to full accelerated vesting of all of his or her outstanding equity awards granted under the 2015 Plan in the event that such participant's employment is (i) terminated by the Company without cause, or (ii) terminated by the participant for good reason, in either case within the period of time commencing three (3) months prior to and ending twelve (12) months following a change in control.

  •
  Provides for a reasonable share reserve and does not include "evergreen" or "reload" provisions.  Under the 2015 Plan, the aggregate number of shares of common stock that may be issued or transferred pursuant to awards under the 2015 Plan is the sum of (i) 9.75 million shares, and (ii) such additional number of shares (up to 22.3 million shares) as is equal to the sum of (x) the number of shares reserved for issuance under the Prior Plan that remain available for grant under the Prior Plan as of the Effective Date, and (y) the number of shares subject to awards granted under the Prior Plan which expire, terminate, or are otherwise surrendered, canceled, forfeited, or repurchased by the Company. Each share of common stock delivered in settlement of an award other than a stock option or stock appreciation right (each, a "Full Value Award") will reduce the number of shares available for issuance by 1.5 shares. If the 2015 Plan is approved by stockholders, no new awards will be granted under the Prior Plan. As of January 2, 2015, there were 10.9 million shares that remained available for issuance under the Prior Plan and 11.4 million shares that were subject to awards granted under the Prior Plan.

  •
  Does not permit repricings without stockholder approval.  Without stockholder approval, we may not amend any option or stock appreciation right (or "SAR") to reduce the exercise price or replace any stock option
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Proxy Statement

    or SAR with cash or any other award when the exercise price of the stock option or SAR exceeds the fair market value of the underlying shares.

  •
  Does not permit liberal share recycling.  The 2015 Plan provides that the following shares may not again be made available for issuance as awards under the 2015 Plan: (i) shares used to pay the exercise price of an option (or other award), (ii) shares delivered to or withheld by us to pay the withholding taxes related to an award, (iii) shares that were subject to a stock-settled SAR and were not issued upon the net settlement or net exercise of such SAR, or (iv) shares repurchased on the open market with the proceeds of an option exercise.

  •
  Does not provide for payment of dividends or dividend equivalents on awards until vesting.  Dividends and dividend equivalents payable in connection with restricted stock awards, restricted stock units, or other awards will only be paid if and when the shares underlying such awards vest. Dividends and dividend equivalents payable in connection with performance-based awards will only be paid to the extent that the performance-based vesting conditions are satisfied and the shares underlying such awards are earned and vest.

  •
  Provides that stock option exercise prices and SAR grant prices will not be lower than the fair market value of the common stock on the grant date.  The 2015 Plan prohibits granting stock options and SARs with exercise prices lower than the fair market value of a share of our common stock on the grant date.

  •
  Allows for qualifying performance-based awards and enhanced flexibility.  The 2015 Plan is designed to allow the Company to grant cash and equity incentive compensation awards that are intended to qualify as performance-based compensation exempt from the deduction limitation under Section 162(m) of the IRC. Section 162(m) generally does not allow a publicly held company to deduct compensation of more than $1.0 million paid in any year to its chief executive officer, or any of its other three most highly compensated executive officers (other than the chief financial officer), unless such payments are "qualified performance-based compensation," in accordance with conditions specified under Section 162(m) of the IRC.

  •
  Limits grants.  The maximum aggregate number of shares with respect to awards that may be granted to any one person during any calendar year is 1.5 million (subject to adjustment for certain equity restructurings and other corporate transactions). The maximum aggregate amount of cash that may be paid in awards payable in cash to any person during any one calendar year is $5 million. These limitations are included in order to permit the Company to grant equity and cash awards that are intended to qualify as "qualified performance-based compensation" under Section 162(m) of the IRC.

  •
  Provides for independent administration.  The Compensation Committee of our Board of Directors, which consists of only non-employee directors, or another committee or subcommittee of our Board of Directors, administers the 2015 Plan.

              As of January 2, 2015, we had under all of our equity incentive plans (excluding our 2002 Employee Stock Purchase Plan and our Non-Qualified Employee Stock Purchase Plan) an aggregate of (i) 7.0 million shares reserved for issuance pursuant to outstanding stock options, with a weighted average exercise price of $26.90 and a weighted average life of 4.5 years, (ii) 1.2 million issued but unvested shares of restricted common stock and unissued shares of common stock under unvested restricted stock unit awards, (iii) 2.1 million unissued shares of common stock under earned, but unvested, performance share awards, and (iv) 0.6 million unissued shares of common stock under performance share awards for which the performance periods have not yet been completed, assuming achievement at the target level of performance. As of January 2, 2015, the only equity incentive plans under which we are able to

| page 64	Skyworks Solutions, Inc.

Proxy Statement

grant additional awards (excluding our 2002 Employee Stock Purchase Plan and our Non-Qualified Employee Stock Purchase Plan) are the Prior Plan and the Company's Amended and Restated 2008 Director Long-Term Incentive Plan, as amended (the "2008 Director Plan"). As of January 2, 2015, there were 10.9 million shares of our common stock available for future awards under the Prior Plan and 0.7 million shares of our common stock available for future awards under the 2008 Director Plan.

              The Board of Directors believes that the number of shares remaining available for grants under the Prior Plan is insufficient to achieve the Company's compensation objectives over the coming years. In its determination to approve the 2015 Plan, our Board of Directors considered our historical award usage and anticipated future award needs, advice from Aon/Radford (compensation consultant to the Compensation Committee of the Board of Directors), and guidance and modeling from proxy advisory firms. In particular, the Board of Directors reviewed the Company's "burn rate" and "overhang," which we consider to be important metrics of how our equity compensation program affects our stockholders.

              As shown in the table below, the Company's three-year average burn rate (for fiscal years 2012, 2013, and 2014) is 2.3%. The Company's three-year "adjusted" average burn rate is 2.9%, which is below both (i) the median 3.8% adjusted burn rate of the Comparator Group, as provided by Aon/Radford, and (ii) the 6.7% burn rate cap that ISS applied to the semiconductor industry for 2014.

	FY2014	FY2013	FY2012	3-year Average
Burn Rate(1)	1.9%	2.0%	2.9%	2.3%
"Adjusted" Burn Rate(2)	2.4%	2.6%	3.6%	2.9%

(1)
Burn rate is calculated as the sum of all stock option awards and Full Value Awards (at target level for PSAs) granted in a given fiscal year divided by the weighted average number of shares of our common stock outstanding as of the end of the fiscal year. We have calculated the burn rate based on the target award level for PSAs, which we believe provides the best estimate of our future burn rate. If we were to assume maximum award levels for PSAs granted in fiscal years 2012, 2013, and 2014, the Company's three-year average burn rate would be 2.8%.

(2)
"Adjusted" burn rate is calculated as the sum of all stock option awards and Full Value Awards (at target level for PSAs) granted in a given fiscal year, using a 1.5x multiple for Full Value Awards, divided by the weighted average number of shares of our common stock outstanding as of the end of the fiscal year. If we were to assume maximum award levels for PSAs granted in fiscal years 2012, 2013, and 2014, the Company's three-year "adjusted" average burn rate would be 3.7%.

              As of January 2, 2015, our overhang ranged from 9.8% to a maximum of 11.9%, depending on the mix of Full Value Awards and stock options or SARs in future equity award grants using shares authorized for issuance under the Prior Plan and the 2008 Director Plan. As a comparison, the median overhang of the Comparator Group as provided by Aon/Radford for fiscal year 2015 was 14.0% and the 75th percentile overhang of the Comparator Group was 15.6%. If the 2015 Plan is approved and an additional 9.75 million shares consequently become available for grant, our overhang would range from 13.2% to a maximum of 17.0%, depending on the mix of Full Value Awards and stock options or SARs awarded under the 2015 Plan and the 2008 Director Plan. We calculate overhang as the sum of the total number of shares underlying all equity awards outstanding and the total number of shares available for future award grants, which sum is then divided by the number of outstanding shares of our common stock.

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Proxy Statement

              Based on our historical grant practices and our anticipated needs to support the Company's current significant growth, as well as advice from Aon/Radford, we believe that the increase in authorized shares requested for stockholder approval should be sufficient to cover equity awards under the 2015 Plan for approximately two years.

              The proposal to adopt the 2015 Plan will be approved by the stockholders if it receives the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. If you sign and return your proxy card, your shares will be voted (unless you indicate to the contrary) to approve the 2015 Plan. Specifically marking "ABSTAIN" on your proxy card will have the same impact as a vote that is marked "AGAINST" the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE
TO APPROVE THE COMPANY'S 2015 LONG-TERM INCENTIVE PLAN
BY VOTING "FOR" PROPOSAL NO. 4

| page 66	Skyworks Solutions, Inc.

Proxy Statement

Description of the 2015 Long-Term Incentive Plan

              A summary of the principal provisions of the 2015 Plan is set forth below. The summary is qualified in its entirety by reference to the full text of the 2015 Plan, which is attached as Exhibit A to the electronic copy of this Proxy Statement that is filed with the SEC (accessible via www.sec.gov) and may also be accessed from Company's website at http://www.skyworksinc.com. In addition, a copy of the 2015 Plan may be obtained from the Secretary of the Company.

    Section 162(m)

              Section 162(m) of the IRC generally limits the deductibility of compensation paid to certain executive officers of a publicly-held corporation to $1.0 million in any taxable year of the corporation. Certain types of compensation, including "qualified performance-based compensation," are exempt from this deduction limitation. In order to qualify for the exemption for qualified performance-based compensation, Section 162(m) of the IRC generally requires that:

  •
  the compensation must be paid solely upon account of the attainment of one or more pre-established objective performance goals;

  •
  the performance goals must be established by a compensation committee consisting of two or more "outside directors;"

  •
  the material terms of the performance goals must be disclosed to and approved by the stockholders every five years; and

  •
  the compensation committee of "outside directors" must certify that the performance goals have indeed been met prior to payment.

              For purposes of Section 162(m), the material terms of the performance goals include (i) the individuals eligible to receive compensation, (ii) a description of the business criteria on which the performance goal is based, and (iii) the maximum amount of compensation that can be paid to an employee under the performance goal. With respect to the various types of awards under the 2015 Plan, each of these aspects is discussed below, and stockholder approval of the 2015 Plan will constitute approval of each of these aspects of the 2015 Plan for purposes of the approval requirements of Section 162(m). Section 162(m) also contains a special rule for stock options and SARs which provides that stock options and SARs will satisfy the qualified performance-based compensation exception if the awards are made by a qualifying compensation committee, the plan sets forth the maximum number of shares that can be granted to any person within a specified period, and the compensation is based solely on an increase in the stock price after the grant date.

              While the 2015 Plan has been designed to permit the Compensation Committee (or another committee appointed by the Board of Directors) to grant stock options, SARs, and other awards that are intended to qualify as qualified performance-based compensation under Section 162(m), the Compensation Committee may, in its judgment, grant awards under the 2015 Plan that are not exempt from the deduction limitation of Section 162(m) when it believes that such payments are appropriate to attract and retain executive talent and are in the best interests of our stockholders.

    Administration

              Unless otherwise determined by the Board of Directors, the 2015 Plan will be administered by the Compensation Committee (the "Administrator"), which will consist solely of two or more non-employee directors,

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Proxy Statement

each of whom is intended to qualify as a "non-employee director" as defined by Rule 16b-3 under the Exchange Act, an "outside director" as defined under Section 162(m) of the IRC, and an "independent director" under the rules of NASDAQ (or other securities exchange on which the Company's common stock is listed or traded). To the extent permitted by applicable law, the Administrator may delegate to a committee or subcommittee of the Board of Directors any or all of its powers under the 2015 Plan. In addition, to the extent permitted by applicable law, the Administrator may delegate to a committee of one or more directors or one or more officers of the Company the authority to grant or amend awards under the 2015 Plan to participants other than (i) "executive officers" of the Company, as defined by Rule 3b-7 under the Exchange Act, (ii) "officers" of the Company, as defined by Rule 16a-1 under the Exchange Act, (iii) employees who are "covered employees" within the meaning of Section 162(m) of the IRC, and (iv) officers to whom the authority to grant or amend awards under the 2015 Plan has been delegated.

              The Administrator will have the authority to administer the 2015 Plan, including the power to (i) designate participants under the 2015 Plan, (ii) determine the types of awards granted to participants under the 2015 Plan, the number of such awards, and the number of shares of common stock subject to such awards, (iii) determine and interpret the terms and conditions of any awards under the 2015 Plan, including the vesting schedule and exercise price, (iv) prescribe the form of each award agreement, and (v) adopt rules for the administration, interpretation, and application of the 2015 Plan.

    Eligibility

              Persons eligible to participate in the 2015 Plan include all employees (including officers of the Company) and consultants of the Company and its subsidiaries. As of March 1, 2015, approximately 5,800 employees and 4 consultants were eligible to participate in the 2015 Plan.

    Limitation on Awards and Shares Available

              The aggregate number of shares of common stock that may be issued or transferred pursuant to awards under the 2015 Plan is the sum of (i) 9.75 million shares, and (ii) such additional number of shares (up to 22.3 million shares) as is equal to the sum of (x) the number of shares reserved for issuance under the Prior Plan that remain available for grant under the Prior Plan as of the Effective Date, and (y) the number of shares subject to awards granted under the Prior Plan which expire, terminate, or are otherwise surrendered, canceled, forfeited, or repurchased by the Company. Each share of common stock delivered in settlement of a Full Value Award will reduce the number of shares available for issuance by 1.5 shares. If the 2015 Plan is approved by stockholders, no new awards will be granted under the Prior Plan, and any awards outstanding under the Prior Plan will remain outstanding pursuant to their respective terms.

              Generally, if an award granted under the 2015 Plan or under the Prior Plan terminates, expires, or lapses for any reason, the unused shares of common stock subject to the award will again be made available for issuance under the 2015 Plan. Each share subject to a Full Value Award that is forfeited or expires for any reason or is settled for cash will increase the number of shares that can be issued under the 2015 Plan by 1.5 shares. However, the following shares may not again be made available for issuance as awards under 2015 Plan: (i) shares used to pay the exercise price of an option (or other award), (ii) shares delivered to or withheld by us to pay the withholding taxes related to an award, (iii) shares that were subject to a stock-settled SAR and were not issued upon the net settlement or net exercise of such SAR, or (iv) shares repurchased on the open market with the proceeds of an option exercise. The payment of dividend equivalents in cash in conjunction with outstanding awards will not be counted against the shares available for issuance under the 2015 Plan. In addition, shares issued in assumption of, or in substitution for, any outstanding awards previously granted by an entity in connection with a corporate transaction will not be counted against the shares available for issuance under the 2015 Plan.

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Proxy Statement

              The maximum aggregate number of shares with respect to awards that may be granted to any one person during any calendar year is 1.5 million (subject to adjustment for certain equity restructurings and other corporate transactions). The maximum aggregate amount of cash that may be paid in cash to any person during any one calendar year is $5 million. These limitations are included in order to permit the Company to grant stock and cash awards that are intended to qualify as "qualified performance-based compensation" under Section 162(m) of the IRC.

    Awards

              The 2015 Plan provides for the grant of nonqualified stock options, restricted stock awards, RSUs, performance awards, dividend equivalents, SARs, and other stock unit awards. Each award will be evidenced by a written award agreement with terms and conditions consistent with the 2015 Plan. Upon the exercise or vesting of an award, the exercise or purchase price must be paid in full by one of the following methods, in the discretion of the Administrator: cash or check; delivery of a written or electronic notice that the participant has placed a market sell order with a broker with respect to shares then issuable upon exercise or vesting of an award and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required, provided that payment of such proceeds is then made to the Company upon settlement of such sale; tendering shares of common stock valued at their fair market value; or by payment of such other lawful consideration acceptable to the Administrator. Any tax withholding obligations may be satisfied in the Administrator's sole discretion by allowing a participant to elect to have the Company withhold shares otherwise issuable under an award that have a fair market value equal to the aggregate amount of such liabilities.

              Nonqualified Stock Options.    The exercise price of nonqualified stock options granted pursuant to the 2015 Plan will not be less than 100% of the fair market value of the common stock on the date of grant. Nonqualified stock options may be exercised as determined by the Administrator, but in no event after the seven (7) year anniversary of the date of grant. No option granted under the 2015 Plan may contain any provision entitling the optionee to the automatic grant of additional options in connection with any exercise of the original option.

              Restricted Stock.    A restricted stock award granted pursuant to the 2015 Plan is the grant of shares of common stock at a price determined by the Administrator (including zero), that is subject to transfer restrictions and may be subject to substantial risk of forfeiture until specific conditions are met. Conditions may be based on continuing employment or achieving performance goals. During the period of restriction, participants holding shares of restricted stock have full voting rights with respect to such shares. Dividends paid on the shares prior to vesting will accrue and will only be paid to the participant if and when the shares of restricted stock vest.

              Restricted Stock Units.    RSUs granted pursuant to the 2015 Plan may be subject to vesting conditions established by the Administrator including continued employment or achievement of performance criteria. Like restricted stock, RSUs may not be sold or otherwise transferred or hypothecated until vesting conditions are removed or expire. Unlike restricted stock, the common stock underlying RSUs will not be issued until the RSUs have vested, and recipients of RSUs generally will have no voting rights and will not receive dividend payments prior to the time when vesting conditions are satisfied and the shares subject to the award are issued to the participant.

              Performance Awards.    A restricted stock award, restricted unit award, other stock unit award, cash bonus award, stock bonus award, or any other award granted under the 2015 Plan may be made subject to achievement of performance goals. Performance awards can be paid in cash, common stock, or a combination of both.

              Dividend Equivalents.    Dividend equivalents are rights to receive the equivalent value (in cash or common stock) of dividends paid on common stock. Dividend equivalents represent the value of the dividends per share of common stock paid by the Company, calculated with reference to the number of shares that are subject to any award held by the participant. Dividend equivalents are converted to cash or additional shares of common stock by such

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Proxy Statement

formula and at such time subject to such limitations as may be determined by the Administrator. Dividend equivalents are credited as of dividend payment dates during the period after the award is granted and before the award vests and are paid to the participant only if and when the award vests. Dividend equivalents cannot be granted with respect to options or SARs.

              Stock Appreciation Rights.    SARs entitle recipients to receive common stock determined in whole or in part by reference to the appreciation in the value of the common stock over the value of our common stock on the date of grant of the SAR. SARs must have a base price that is at least equal to the fair market value of the common stock on the grant date and may have a term of no greater than seven (7) years. SARs will be settled by the delivery of shares of common stock. SARs may be issued in tandem with options or as stand-alone rights.

              Other Stock Unit Awards.    Under the 2015 Plan, the Board of Directors has the right to grant other awards of shares of our common stock and other awards that are valued in whole or in part by reference to, or are otherwise based upon, our common stock or other property. Other stock unit awards have such terms and conditions as the Board of Directors may determine, including performance-based conditions. Other stock unit awards are available as a form of payment in settlement of other awards granted under the 2015 Plan or as payment in lieu of compensation to which a recipient is otherwise entitled. Other stock unit awards may be paid in common stock or cash, as determined by the Board of Directors.

    Qualified Performance-based Compensation

              The Administrator may grant awards under the 2015 Plan to employees who are or may be "covered employees," as defined in Section 162(m) of the IRC, that are intended to be qualified performance-based compensation within the meaning of Section 162(m) of the IRC in order to preserve the deductibility of these awards for federal income tax purposes. With respect to any award that is intended to be qualified performance-based compensation:

  •
  the participant is entitled to receive payment for any given performance period only to the extent that pre-established performance goals set by the Compensation Committee for the period are satisfied;

  •
  the Compensation Committee may adjust downwards, but not upwards, the cash or number of shares payable pursuant to the award;

  •
  the pre-established performance goals must be based on one or more of the following performance criteria, any of which may be measured with respect to an individual participant, the Company, or any one or more of the Company's subsidiaries, divisions, or business units, and in absolute or relative terms: revenues, net income (loss), operating income (loss), gross profit, earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, operating profit before or after discontinued operations and/or depreciation and/or amortization, earnings (loss) per share, net cash flow, cash flow from operations, free cash flow, revenue growth, earnings growth, gross margins, operating margins, net margins, inventory management (including, but not limited to, reductions in inventory, inventory turns, and inventory levels), working capital (including a specific component thereof), return on sales, return on assets, return on stockholders' equity, return on investment or working capital, cash or cash equivalents position, achievement of balance sheet or income statement objectives or total stockholder return, stock price, improvement in financial ratings, completion of strategic acquisitions/dispositions, manufacturing efficiency, product quality, customer satisfaction, market share and/or product design wins, a specific cost or expense item, and implementation or completion of a specified key business project; and
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Proxy Statement

  •
  the Compensation Committee may, in its sole discretion, provide that one or more objectively determinable adjustments be made to one or more of the performance goals, including the exclusion of one or more of the following: extraordinary and/or nonrecurring items, the cumulative effects of changes in accounting principles or applicable laws, gains or losses on the dispositions of discontinued operations, the write-down of any asset, charges for restructuring and rationalization programs, amortization of purchased intangibles associated with acquisitions, compensation expenses related to acquisitions, other acquisition-related charges (including, but not limited to, items attributable to the business operations of any entity acquired by the Company during the applicable performance period), impairment charges, gain or loss on minority equity investments, noncash income tax expenses, equity-based compensation expenses, items relating to financing activities; other nonoperating items; items related to the disposal of a business or segment of a business; or items attributable to any stock dividend, stock split, combination, or exchange of shares occurring during the applicable performance period.

              Stock options and SARs granted under the 2015 Plan generally should satisfy the exception for qualified performance-based compensation because the 2015 Plan sets forth the maximum number of shares of common stock that may be subject to awards granted to any one participant during any calendar year, the per share exercise price of options and SARs must be at least equal to the fair market value of a share of common stock on the date of grant, and the Company intends that options and SARs will be granted by a qualifying administrator.

    Transferability of Awards

              Except as the Board of Directors may otherwise determine or provide in an award, awards may not be sold, assigned, transferred, pledged, or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution and, during the life of the participant, may only be exercisable by the participant.

    Repricing

              The Administrator cannot, without the approval of the stockholders of the Company, authorize the amendment of any outstanding award to reduce its price per share or cancel any award in exchange for cash or another award when the option or SAR price per share exceeds the fair market value of the underlying shares of common stock.

    Adjustments to Awards

              If the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spinoff, or other similar change in capitalization (other than normal cash dividends) that affects the shares of our common stock (or other securities of the Company) or the stock price of our common stock (or other securities), then the Administrator will make equitable adjustments to the aggregate number and kind of shares that may be issued under the 2015 Plan (including adjustments to award limits), the number and kind of shares subject to each outstanding award under the 2015 Plan, the exercise price of such outstanding award (if applicable), and the terms and conditions of any outstanding awards (including any applicable performance targets or criteria).

    Effect of a Change in Control

              At the time of a change in control all outstanding equity awards granted under the 2015 Plan will continue to be subject to the same time-based vesting schedule to which the awards were subject prior to the change in control (including performance-based equity awards that are deemed earned at the time of the change in control as described below). For performance-based equity awards where the change in control occurs prior to the end of the performance

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Proxy Statement

period, such awards will be deemed earned as to the greater of (i) the target level of shares for such awards, or (ii) the number of shares that would have been earned pursuant to the terms of such awards based upon performance up through and including the day prior to the date of the change in control. In the event that the successor or surviving company does not agree to assume, or to substitute for, such outstanding equity awards on substantially similar terms with substantially equivalent economic benefits as exist for such award immediately prior to the change in control, then such awards will accelerate in full as of the change in control. The 2015 Plan also provides that a participant will be entitled to full accelerated vesting of all of his or her outstanding equity awards in the event that such participant's employment is (i) terminated by the Company without cause, or (ii) terminated by the participant for good reason, in either case within the period of time commencing three (3) months prior to and ending twelve (12) months following a change in control.

              The terms "change in control," "cause," and "good reason" are each defined in the 2015 Plan. Change in control means, in summary: (i) the acquisition by a person or a group of 40% or more of the outstanding stock of the Company; (ii) a change, without approval by the Board of Directors, of a majority of the Board of Directors of the Company; (iii) the acquisition of the Company by means of a reorganization, merger, consolidation, or asset sale; or (iv) stockholder approval of a liquidation or dissolution of the Company. Cause means, in summary: (i) deliberate dishonesty that is significantly detrimental to the best interests of the Company; (ii) conduct constituting an act of moral turpitude; (iii) willful disloyalty or insubordination; or (iv) incompetent performance or substantial or continuing inattention to or neglect of duties. Good reason means, in summary: (i) a reduction of 5% or more in base salary; or (ii) a change in office location of more than fifty (50) miles.

              The Company intends to clarify in the award agreements for awards granted under the 2015 Plan to Mr. Aldrich that in the event of a change in control, such awards will be governed by the 2015 Plan and not by the Aldrich Agreement (as described above under "Compensation Tables for Named Executive Officers—Potential Payments Upon Termination or Change in Control"), superseding any language in the Aldrich Agreement to the contrary.

    Death or Permanent Disability

              In the event of a participant's death or permanent disability (within the meaning of Section 22(e)(3) of the IRC), the 2015 Plan provides for full acceleration of the vesting of all then-outstanding equity awards subject to time-based vesting (including all performance-based equity awards where the performance period has ended and the shares are earned but unissued). The 2015 Plan also provides that for a performance-based equity award where the participant's death or permanent disability occurs prior to the end of the performance period, such award will be deemed earned as to the greater of (i) the target level of shares for such award, or (ii) the number of shares that would have been earned pursuant to the terms of such award had the participant remained employed through the end of the performance period, and such earned shares will become vested and issuable to the participant after the performance period ends. In addition, all outstanding stock options will remain exercisable following the termination of employment for a period of twelve (12) months, in the case of death, and for a period of six (6) months, in the case of permanent disability (but not beyond the expiration of their respective maximum terms).

              The Company intends to clarify in the award agreements for options granted under the 2015 Plan to Mr. Aldrich that in the event of Mr. Aldrich's termination of employment due to death or permanent disability, such options will be governed by the 2015 Plan and not by the Aldrich Agreement (as described above under "Compensation Tables for Named Executive Officers—Potential Payments Upon Termination or Change in Control"), superseding any language in the Aldrich Agreement to the contrary.

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Proxy Statement

    Substitute Options

              In connection with a merger or consolidation of an entity with us or the acquisition by us of the property or stock of an entity, the Board of Directors may grant options in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute options may be granted on such terms as the Board of Directors deems appropriate in the circumstances, notwithstanding any limitations under the 2015 Plan.

    Amendment and Termination

              The Board of Directors may at any time amend, suspend, or terminate the 2015 Plan, except that no award designated as subject to Section 162(m) of the IRC by the Board of Directors after the date of such amendment shall become exercisable, realizable, or vested unless and until such amendment shall have been approved by the Company's stockholders (if required by Section 162(m)). Without approval of the Company's stockholders, no amendment may increase the number of shares authorized under the 2015 Plan (except as provided under the 2015 Plan in connection with changes in capitalization), materially increase the benefits provided under the 2015 Plan, materially expand the class of participants eligible to participate in the 2015 Plan, expand the types of awards provided under the 2015 Plan, or make any other changes that require stockholder approval under NASDAQ Rules. In no event may any award be granted pursuant to the 2015 Plan on or after the tenth anniversary of the Effective Date.

    Federal Income Tax Consequences

              The U.S. federal income tax consequences of the 2015 Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the 2015 Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or foreign tax consequences. Tax considerations may vary from locality to locality and depending on individual circumstances.

              Nonqualified Stock Options.    A participant will not have income upon the grant of a nonqualified stock option. A participant will have compensation income upon the exercise of a nonqualified stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

              Restricted Stock; Restricted Stock Units.    A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the IRC is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term. The tax treatment of a restricted stock unit and the stock issued upon the vesting of a restricted stock unit is the same as described above for restricted stock, except that no Section 83(b) election may be made with respect to restricted stock units.

              Stock Appreciation Rights.    A participant will not have income upon the grant of a SAR. A participant will have compensation income upon the exercise of a SAR equal to the fair market value of the stock received. When the stock distributed in settlement of the SAR is sold, the participant will have capital gain or loss equal to the sales

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Proxy Statement

proceeds less the value of the stock on the exercise date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

              Other Stock Unit Awards.    The tax consequences associated with any other stock unit award will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award, and the participant's holding period and tax basis for the award or underlying common stock.

              Dividend Equivalents; Accrued Dividends.    The grantee generally will not realize taxable income at the time of the grant of the dividend equivalents or at the time dividends are accrued on unvested restricted stock awards. When a dividend equivalent or accrued dividend is paid upon an award vesting, the participant will recognize compensation income.

              Tax Consequences to the Company.    There will not be any tax consequences to us as a result of the adoption of the 2015 Plan or the grant of awards thereunder except that we will be entitled to a deduction when a participant recognizes compensation income, subject to the deduction limitations of Section 162(m) of the IRC.

    New Plan Benefits

              Awards under the 2015 Plan are subject to the discretion of the Administrator. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the 2015 Plan or the benefits that would have been received by such participants if the 2015 Plan had been in effect in fiscal year 2014. See the "Grants of Plan-Based Awards Table" on page 45 for a listing of equity awards granted to the Named Executive Officers during fiscal year 2014 under the Prior Plan. On March 25, 2015, the closing sale price of the Company's common stock on the NASDAQ Global Select Market was $95.57 per share.

Equity Compensation Plan Information

              As of October 3, 2014, the Company has the following equity compensation plans under which its equity securities were authorized for issuance to its employees and/or directors:

  •
  the 1999 Employee Long-Term Incentive Plan

  •
  the Directors' 2001 Stock Option Plan

  •
  the Non-Qualified Employee Stock Purchase Plan

  •
  the 2002 Employee Stock Purchase Plan

  •
  the 2005 Long-Term Incentive Plan

  •
  the 2008 Director Long-Term Incentive Plan

  •
  the AATI 2005 Equity Incentive Plan

              Except for the 1999 Employee Long-Term Incentive Plan (the "1999 Employee Plan") and the Non-Qualified Employee Stock Purchase Plan (the "Non-Qualified ESPP"), each of the foregoing equity compensation plans was approved by the Company's stockholders. A description of the material features of each non-stockholder approved

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Proxy Statement

plan is provided below under the headings "1999 Employee Long-Term Incentive Plan" and "Non-Qualified Employee Stock Purchase Plan."

              The following table presents information about these plans as of October 3, 2014.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (#) (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($) (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (#) (c)
Equity compensation plans approved by security holders	6,888,845(1)	22.41	15,937,642(2)
Equity compensation plans not approved by security holders	584,434	7.62	321,593(3)

TOTAL	7,473,279	21.25	16,259,235

(1)
Excludes 1,491,585 unvested shares under restricted stock and RSU awards and 3,226,787 unvested shares under PSAs, which figure assumes achievement of performance goals under the FY14 PSAs at target levels.

(2)
Includes 1,169,427 shares available for future issuance under the 2002 Employee Stock Purchase Plan, 14,021,326 shares available for future issuance under the 2005 Long-Term Incentive Plan, and 746,889 shares available for future issuance under the 2008 Director Long-Term Incentive Plan. No further grants will be made under the Directors' 2001 Stock Option Plan or the AATI 2005 Equity Incentive Plan.

(3)
Represents shares available under the Non-Qualified ESPP. No further grants will be made under the 1999 Employee Plan.

    1999 Employee Long-Term Incentive Plan

              The 1999 Employee Plan provided for the grant of non-qualified stock options to purchase shares of the Company's common stock to employees, other than officers and non-employee directors. The term of these options may not exceed 10 years. The 1999 Employee Plan contains provisions which permit restrictions on vesting or transferability, as well as continued exercisability upon a participant's termination of employment with the Company, of options granted thereunder. The 1999 Employee Plan provides for full acceleration of the vesting of options granted thereunder upon a "change in control" of the Company, as defined in the 1999 Employee Plan. The Board of Directors generally may amend, suspend, or terminate the 1999 Employee Plan in whole or in part at any time; provided that any amendment that affects outstanding options be consented to by the holder of the options. As of April 26, 2009, no additional grants were issuable under the 1999 Employee Long-Term Incentive Plan.

    Non-Qualified Employee Stock Purchase Plan

              The Company also maintains the Non-Qualified ESPP to provide employees of the Company and participating subsidiaries with an opportunity to acquire a proprietary interest in the Company through the purchase, by means of payroll deductions, of shares of the Company's common stock at a discount from the market price of the common stock at the time of purchase. The Non-Qualified ESPP is intended for use primarily by employees of the Company located outside the United States. Under the plan, eligible employees may purchase common stock through payroll deductions of up to 10% of compensation. The price per share is the lower of 85% of the market price at the beginning or end of each six-month offering period.

Skyworks Solutions, Inc.	| page 75

Proxy Statement

Proposal 5:
Stockholder Proposal Regarding Simple Majority Voting

              In accordance with SEC rules, we have set forth below a stockholder proposal from Mr. John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, CA 90278. Mr. Chevedden has notified us that he is the beneficial owner of 100 shares of the Company's common stock and that he intends to present the following proposal at the Annual Meeting. The stockholder proposal will be voted upon at the Annual Meeting if properly presented. The text of the stockholder's resolution and the statement the stockholder furnished to us in support thereof appear below, exactly as submitted. The stockholder proposal includes some assertions the Company believes are incorrect. The Company assumes no responsibility for the content or accuracy of the proposal.

Proposal 5 – Simple Majority Vote
RESOLVED, Shareholders request that our board take the steps necessary so that each voting requirement in our charter and bylaws that calls for a greater than simple majority vote be eliminated, and replaced by a requirement for a majority of the votes cast for and against applicable proposals, or a simple majority in compliance with applicable laws. If necessary this means the closest standard to a majority of the votes cast for and against such proposals consistent with applicable laws.

Shareowners are willing to pay a premium for shares of corporations that have excellent corporate governance. Supermajority voting requirements have been found to be one of six entrenching mechanisms that are negatively related to company performance according to "What Matters in Corporate Governance" by Lucien Bebchuk, Alma Cohen and Allen Ferrell of the Harvard Law School. Supermajority requirements are arguably most often used to block initiatives supported by most shareowners but opposed by a status quo management.

This proposal topic also won from 74% to 88% support at Weyerhaeuser, Alcoa, Waste Management, Goldman Sachs, FirstEnergy, McGraw-Hill and Macy's. The proponents of these proposals included Ray T. Chevedden and William Steiner. Currently a 1%-minority can frustrate the will of our 89%-shareholder majority.
Additional issues (as reported in 2014) are an added incentive to vote for this proposal:

Directors Balakrishnan Iyer and Christine King were potentially overextended due to their board responsibilities at 4 public companies. This was compounded by Mr. Iyer's assignment to our audit committee. Directors with 10 to 16-years long-tenure, which creates an independence concern, controlled 67% of the votes on our board committees. Kevin Beebe was negatively flagged by GMI due to his director responsibilities at NII Holdings, Inc. when it filed for bankruptcy in September 2014. Mr. Beebe was still assigned to our audit and executive pay committees. We did not have an independent board chairman or a Lead Director. There was not one director who had general expertise in risk management, based the standards of GMI Ratings, an independent investment research firm.

Skyworks Solutions had no clawback policy to recoup unearned management bonuses. Unvested equity pay partially or fully accelerates upon CEO termination. Skyworks Solutions did not disclosed specific, quantifiable performance objectives for our CEO. The company pays long-term incentives to executives without requiring our company to perform above the median of its peer group. There was 16% potential stock dilution. Skyworks Solutions had not implemented OHSAS 18001, an international occupational health and safety management system specification, as its occupational health and safety management system.
Returning to the core topic of this proposal, please vote to protect shareholder value:
Simple Majority Vote – Proposal 5
| page 76	Skyworks Solutions, Inc.

Proxy Statement

Statement of Opposition by the Board

              The Board of Directors has carefully reviewed and considered the stockholder's proposal and believes it is not in the best interest of the Company's stockholders. The Board of Directors recommends a vote AGAINST the proposal for the following reasons:

    Our current voting procedures implement supermajority votes only in a few instances where appropriate to protect stockholder interests

              The Company's governing documents require, for most matters, the vote of a majority of all shares entitled to vote. For a small number of significant corporate decisions that are fundamental to the Company's governance, the Company's Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation"), provides for a supermajority threshold to approve such decisions. Fundamental provisions requiring a supermajority vote include the following:

  •
  approving certain merger transactions and other business combinations;

  •
  adopting, altering, or repealing By-laws;

  •
  amending the provisions of the Certificate of Incorporation relating to the foregoing items;

  •
  amending the provisions of the Certificate of Incorporation relating to the Board of Directors, including the size of the Board of Directors as well as individual directors' terms, election, removal, and indemnification; and

  •
  amending the provision of the Certificate of Incorporation requiring that stockholder action be taken through an annual or special meeting and not by written consent.

              We believe that the Company's existing supermajority vote requirements enhance corporate governance and enable the Board to pursue long-term corporate strategies for the benefit of all stockholders. If the Certificate of Incorporation were amended to remove the supermajority voting provisions, a small number of stockholders could enact significant corporate changes that benefit only a narrow group of stockholders. For example, under a uniform simple majority vote standard, if a quorum of 50.1% of the Company's issued and outstanding stock were present at a meeting, the support of the holders of only 25.1% of our stock would be sufficient to alter the Company's By-laws, including changing the requirements for a quorum. We do not believe the potential for such a high concentration of power in so few hands is in our stockholders' best interest; rather, it opens the door to self-interested transactions by short-term holders. Indeed, using the proponent's own logic, we agree that a small minority of the Company's stockholders should not be allowed to frustrate the will of a significant supermajority.

    Our Board of Directors is committed to good corporate governance

              We believe that the corporate governance concerns raised by the proponent are misplaced and that the following policies and programs demonstrate our commitment to robust corporate governance:

  •
  all of our directors are elected annually by a majority of votes cast in uncontested elections;

  •
  directors can be removed by a majority of shares entitled to vote in the election of directors;

  •
  a significant portion of our executive officer compensation consists of long-term stock-based incentive pay, which aligns our executives' incentives with those of our stockholders;
Skyworks Solutions, Inc.	| page 77

Proxy Statement

  •
  the independent directors—who constitute a majority of our Board of Directors—meet privately in executive session at least twice annually without the presence of any corporate officer;

  •
  our lead independent director provides leadership to the Board of Directors if there is a real or perceived conflict of interests with regard to a particular matter between our chairman and our Company or our stockholders, and our lead independent director has the authority to retain independent advisors on behalf of the Board of Directors;

  •
  only independent directors are elected to our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee;

  •
  our Nominating and Corporate Governance Committee oversees annual self-evaluations by the Board of Directors, makes governance guideline recommendations annually, and reviews our CEO's performance;

  •
  our Compensation Committee evaluates our senior executives' performance and directors' compensation and has engaged an independent compensation consultant to perform an annual analysis of Skyworks' executive compensation; and

  •
  our key governance materials are published on our website to promote transparency.

    The proponent's bold claims fail to establish a case against supermajority vote requirements

              Instead of explaining how the proposal would improve the Company's corporate governance, the proponent makes claims that are unsubstantiated and/or factually inaccurate. The proponent asserts, without explanation or analysis, that supermajority voting requirements are an entrenching mechanism. The proponent cites an academic study claiming that supermajority voting requirements are negatively related to company performance, even though the cited study's conclusions are based on a combination of six governance practices taken together, several of which are not part of the Company's corporate governance structure (including a classified board structure and a poison pill). Moreover, recent research has contradicted certain main points of the Harvard study. The proponent argues that supermajority voting provisions are "most often used to block initiatives supported by most shareowners but opposed by a status quo management," without offering a single example of when this has actually occurred, either at Skyworks or any other company. The proponent also states that the absence of a lead director is an added incentive to vote for the proposal, which inaccurately suggests that we do not have a lead independent director.

    The Company's financial performance highlights our commitment to good governance

              Our total stockholder return for the five-year period ending October 3, 2014, was 367%, compared with a weighted average total stockholder return of 113% for the S&P 500 Index. Our strong record of long-term performance highlights the inapplicability and irrelevance of the proponent's theoretical concerns regarding certain of our directors and our executive compensation practices that are not related to voting standards. We disagree with a number of the proponent's claims, but believe that discussion of each individual statement would not be helpful to stockholders in determining how to vote on the proposal. We do note, however, that in criticizing our executive compensation practices, the proponent fails to mention that 96% of votes cast by stockholders at the Company's 2014 Annual Meeting approved the compensation of the Company's named executive officers. We believe our superior financial performance and strong past stockholder support validate the strength of our Board of Directors, the benefits of our pay-for-performance compensation program, and our existing corporate governance practices (including current vote standards) which have helped us successfully execute on our long-term strategy.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "AGAINST"
THE STOCKHOLDER PROPOSAL

| page 78	Skyworks Solutions, Inc.

Proxy Statement

Security Ownership of Certain
Beneficial Owners and Management

              To the Company's knowledge, the following table sets forth the beneficial ownership of the Company's common stock as of March 25, 2015, by the following individuals or entities: (i) each person or entity who beneficially owns 5% or more of the outstanding shares of the Company's common stock as of March 25, 2015; (ii) the Named Executive Officers (as defined above under "Information About Executive and Director Compensation"); (iii) each director and nominee for director; and (iv) all executive officers and directors of the Company, as a group.

              Beneficial ownership is determined in accordance with the rules of the SEC, is not necessarily indicative of beneficial ownership for any other purpose, and does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. As of March 25, 2015, there were 191,034,619 shares of the Company's common stock issued and outstanding.

              In computing the number of shares of Company common stock beneficially owned by a person and the percentage ownership of that person, shares of Company common stock that are subject to stock options or other rights held by that person that are currently exercisable or that will become exercisable within sixty (60) days of March 25, 2015, are deemed outstanding. These shares are not, however, deemed outstanding for the purpose of computing the percentage ownership of any other person.

Names and Addresses of Beneficial Owners(1)	Number of Shares Beneficially Owned(2)	Percent of Class
BlackRock, Inc.	15,133,880(3)	7.92%
The Vanguard Group, Inc.	12,012,609(4)	6.29%
David J. Aldrich	490,413(5)	(*)
Kevin L. Beebe	91,165	(*)
Bruce J. Freyman	91,980(5)	(*)
Timothy R. Furey	44,540	(*)
Liam K. Griffin	108,703(5)	(*)
Balakrishnan S. Iyer	22,247	(*)
Christine King	10,807	(*)
David P. McGlade	61,165	(*)
David J. McLachlan	73,765	(*)
Donald W. Palette	100,394(5)	(*)
Robert A. Schriesheim	61,165	(*)
Victoria Vezina	29,916(5)	(*)
All directors and executive officers as a group (13 persons)	1,253,341(5)	(*)

*
Less than 1%

(1)
Unless otherwise set forth in the following notes, each person's address is the address of the Company's principal executive offices at Skyworks Solutions, Inc., 20 Sylvan Road, Woburn, MA 01801, and stockholders have sole voting and sole investment power with respect to the shares, except to the extent such power may be shared by a spouse or otherwise subject to applicable community property laws.

(2)
Includes the number of shares of Company common stock subject to stock options held by that person that are currently exercisable or will become exercisable within sixty (60) days of March 25, 2015 (the "Current Options"), as follows: Mr. Aldrich—332,650 shares under Current Options; Mr. Beebe—30,000 shares under Current Options; Mr. Freyman—59,550 shares under Current Options; Mr. Griffin—57,500 shares under Current Options; Ms. King—2,402 shares under Current Options; Mr. McLachlan—30,000 shares under
Skyworks Solutions, Inc.	| page 79

Proxy Statement

Current Options; Mr. Palette—67,270 shares under Current Options; Ms. Vezina—5,000 shares under Current Options; directors and executive officers as a group (13 persons)—625,572 shares under Current Options. Also includes 8,750 shares of Company common stock to be issued to Mr. Griffin upon the vesting of restricted stock units within sixty (60) days of March 25, 2015.

(3)
Consists of shares beneficially owned by BlackRock, Inc. ("BlackRock"), in its capacity as a parent holding company of various subsidiaries under Rule 13d-1(b)(1)(ii)(G). In its capacity as a parent holding company or control person, BlackRock has sole voting power with respect to 13,463,892 shares and sole dispositive power with respect to 15,133,880 shares which are held by the following of its subsidiaries: BlackRock (Luxembourg) S.A., BlackRock (Netherlands) B.V., BlackRock (Singapore) Limited, BlackRock Advisors (UK) Limited, BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Asset Management Ireland Limited, BlackRock Asset Management North Asia Limited, BlackRock Capital Management, BlackRock Financial Management, Inc., BlackRock Fund Advisors, BlackRock Fund Managers Ltd, BlackRock Institutional Trust Company, N.A., BlackRock International Limited, BlackRock Investment Management (Australia) Limited, BlackRock Investment Management (UK) Ltd, BlackRock Investment Management, LLC, BlackRock Japan Co Ltd, and BlackRock Life Limited. With respect to the information relating to BlackRock and its affiliated entities, the Company has relied on information supplied by BlackRock on a Schedule 13G/A filed with the SEC on January 23, 2015. The address of BlackRock is 55 East 52nd Street, New York, NY, 10022.

(4)
Consists of shares beneficially owned by The Vanguard Group, Inc. ("Vanguard"), which has sole voting power with respect to 171,946 shares, sole dispositive power with respect to 11,852,163 shares and shared dispositive power with respect to 160,446 shares. Vanguard Fiduciary Trust Company, a wholly owned subsidiary of Vanguard, is the beneficial owner of 112,346 shares as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly owned subsidiary of Vanguard, is the beneficial owner of 107,700 shares as a result of its serving as investment manager of Australian investment offerings. With respect to the information relating to Vanguard, the Company has relied on information supplied by Vanguard on a Schedule 13G/A filed with the SEC on February 11, 2015. The address of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

(5)
Includes shares held in the Company's 401(k) Savings and Investment Plan as of March 25, 2015.
| page 80	Skyworks Solutions, Inc.

Proxy Statement

Other Proposed Action

              As of the date of this Proxy Statement, the directors know of no other business that is expected to come before the Annual Meeting. However, if any other business should be properly presented to the Annual Meeting, the persons named as proxies will vote in accordance with their judgment with respect to such matters.

Other Matters

Section 16(a) Beneficial Ownership Reporting Compliance

              Section 16(a) of the Exchange Act requires our directors, executive officers, and beneficial owners of more than 10% of our equity securities to file reports of holdings and transactions in securities of Skyworks with the SEC. Based solely on a review of Forms 3, 4, and 5 and any amendments thereto furnished to us, and written representations provided to us, with respect to fiscal year 2014, we believe that all Section 16(a) filing requirements applicable to our directors, executive officers, and beneficial owners of more than 10% of our common stock with respect to such fiscal year were timely made.

Solicitation Expenses

              Skyworks will bear the expenses of the preparation of the proxy materials and the solicitation by the Board of Directors of proxies. Proxies may be solicited on behalf of the Company in person or by telephone, e-mail, facsimile, or other electronic means by directors, officers, or employees of the Company, who will receive no additional compensation for any such services. We have retained D.F. King & Co. to assist in the solicitation of proxies, at a cost to the Company of approximately $9,500, plus reasonable out-of-pocket expenses.

Electronic Delivery of Proxy Materials

              We are able to distribute our Annual Report and this Proxy Statement to our stockholders in a fast and efficient manner via the Internet. This reduces the amount of paper delivered to a stockholder's address and eliminates the cost of sending these documents by mail. Stockholders may elect to view all future annual reports and proxy statements on the Internet instead of receiving them by mail. You may make this election when voting your proxy this year. Simply follow the instructions to vote via the Internet to register your consent. Your election to view proxy materials online is perpetual unless you revoke it later. Future proxy cards will contain the Internet website address and instructions to view the materials. You will continue to have the option to vote your shares by telephone, mail, or via the Internet.

Annual Report on Form 10-K

              A copy of our 2014 Annual Report accompanies this Proxy Statement. You also may obtain, free of charge, a copy of the Company's Annual Report on Form 10-K for fiscal year 2014, as filed with the SEC, via the Company's website at http://www.skyworksinc.com, or upon written request addressed to Investor Relations, Skyworks Solutions, Inc., 20 Sylvan Road, Woburn, MA 01801.

Skyworks Solutions, Inc.	| page 81

Proxy Statement

Stockholder List

              A list of stockholders of record as of March 25, 2015, will be available for inspection during ordinary business hours at our headquarters at 20 Sylvan Road, Woburn, MA 01801, from May 8, 2015, to May 19, 2015, as well as at our Annual Meeting.

Stockholder Proposals

              Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in order to be considered for inclusion in the proxy materials for the Company's 2016 Annual Meeting of stockholders, a stockholder's proposal must meet the requirements of Rule 14a-8 under the Exchange Act and be delivered in writing to the Secretary of the Company at its principal executive offices at 20 Sylvan Road, Woburn, MA 01801, no later than December 10, 2015. The submission of a stockholder proposal does not guarantee that it will be included in the proxy materials for the Company's 2016 Annual Meeting.

              According to the applicable provisions of our By-laws, if a stockholder wishes to nominate a candidate to serve as a director or to present a proposal at our 2016 Annual Meeting outside the processes of Rule 14a-8 that will not be considered for inclusion in the proxy materials for such meeting, then the stockholder must give written notice to the Secretary of the Company at the address noted above no earlier than January 20, 2016, and no later than February 19, 2016. In the event that the 2016 Annual Meeting is held more than thirty (30) days before or after the first anniversary of the Company's 2015 Annual Meeting, then the required notice must be delivered in writing to the Secretary of the Company at the address above no earlier than 120 days prior to the date of the 2016 Annual Meeting and no later than the later of 90 days prior to the 2016 Annual Meeting or the 10th day following the day on which the public announcement of the date of the 2016 Annual Meeting is first made by the Company. A proposal that is submitted outside of these time periods will not be considered to be timely and, pursuant to Rule 14a-4(c)(1) under the Exchange Act and if a stockholder properly brings the proposal before the meeting, the proxies that management solicits for that meeting will have "discretionary" authority to vote on the stockholder's proposal. Even if a stockholder makes timely notification, the proxies may still exercise "discretionary" authority in accordance with the SEC's proxy rules.

              OUR BOARD OF DIRECTORS ENCOURAGES STOCKHOLDERS TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO SUBMIT A PROXY PROMPTLY IN ONE OF THE FOLLOWING WAYS: (A) BY COMPLETING, SIGNING, AND DATING THE ACCOMPANYING PROXY CARD AND RETURNING IT IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE; (B) BY COMPLETING AND SUBMITTING YOUR PROXY USING THE TOLL-FREE TELEPHONE NUMBER LISTED ON THE PROXY CARD; OR (C) BY COMPLETING AND SUBMITTING YOUR PROXY VIA THE INTERNET BY VISITING THE WEBSITE ADDRESS LISTED ON THE PROXY CARD. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED.

| page 82	Skyworks Solutions, Inc.

 Exhibit A

The Company's 2015 Long-Term Incentive Plan, as Proposed to be Approved

SKYWORKS SOLUTIONS, INC.

2015 LONG-TERM INCENTIVE PLAN

1.           Purpose

The purpose of this 2015 Long-Term Incentive Plan (the "Plan") of Skyworks Solutions, Inc., is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to align their interests with those of the Company's stockholders. In the event that the Company's stockholders do not approve the Plan, the Skyworks Solutions, Inc. Amended and Restated 2005 Long-Term Incentive Plan will continue in full force and effect on its terms and conditions as in effect immediately prior to the date the Plan is approved by the Board.

2.           Certain Definitions

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

              (a)         "Administrator" shall mean the entity that conducts the general administration of the Plan as provided in Section 3. With reference to the duties of the Committee under the Plan that have been delegated to one or more persons pursuant to Section 3(d) or Section 3(e), or as to which the Board has assumed, the term "Administrator" shall refer to such person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.

              (b)         "Award" shall mean an Option, a Restricted Stock award, a Restricted Stock Unit award, a Performance Award, a Dividend Equivalent award, an Other Stock Unit Award, or a Stock Appreciation Right, which may be awarded or granted under the Plan (collectively, "Awards").

              (c)          "Award Agreement" shall mean any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award that are consistent with the Plan.

              (d)         "Award Limit" shall mean, with respect to Awards that shall be payable in shares of Common Stock or in cash, as the case may be, the respective per-Participant limit set forth in Section 4(e).

              (e)          "Board" shall mean the Board of Directors of the Company.

              (f)          "Cause" shall have the meaning given in an employment agreement, severance agreement, change in control agreement, consulting agreement or other similar agreement, if any, between the Company and the Participant, or if there is no such agreement (or if such agreement does not define "Cause"), then except as otherwise provided by the Administrator in an Award Agreement with respect to an Award, "Cause" shall mean the determination by the Administrator or by the Company's appropriate management personnel that any of the following acts or events exists or has occurred with respect to a Participant:

                  (i)          the Participant's deliberate dishonesty that is significantly detrimental to the best interests of the Company;

                  (ii)         conduct by the Participant constituting an act of moral turpitude;

                  (iii)        the Participant's willful disloyalty to the Company or refusal or failure to obey the directions of the Board, the Company's Chief Executive Officer or President, or the Participant's direct supervisor; or

                  (iv)        the Participant's incompetent performance or substantial or continuing inattention to or neglect of duties assigned to the Participant.

              (g)          "Change in Control" shall mean an event or occurrence set forth in any one or more of subsections (i) through (iv) below (including an event or occurrence that constitutes a Change in Control under one of such subsections but is specifically exempted from another such subsection):

                  (i)          the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 40% or more of either (x) the then-outstanding shares of Common Stock (the "Outstanding Company Common Stock") or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (D) any acquisition by any corporation pursuant to a transaction that complies with clauses (A) and (B) of subsection (iii) of this Section 2(g); or

                  (ii)         such time as the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term "Continuing Director" means at any date a member of the Board (A) who was a member of the Board on the Effective Date or (B) who was nominated or elected subsequent to the Effective Date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (B) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

                  (iii)        the consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company in one or a series of transactions (a "Business Combination"), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (A) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of Common Stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation that as a result of such transaction owns the Company or substantially all of the Company's assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the "Acquiring Corporation") in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively; and (B) no Person (excluding any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 40% or more of the then-outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination); or

                  (iv)        approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

For the avoidance of doubt, all references to the "Company" in this Section 2(g) shall mean Skyworks Solutions, Inc. Notwithstanding anything herein to the contrary, to the extent that any payment or benefit under the Plan constitutes nonqualified deferred compensation within the meaning of Section 409A, then, with respect to such payment or benefit, any event constituting a Change in Control above must also constitute a "change in control event" within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(i).

              (h)         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

              (i)          "Committee" shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 3(a).

              (j)          "Common Stock" shall mean the common stock of Skyworks Solutions, Inc., par value $0.25 per share.

              (k)         "Company" shall mean Skyworks Solutions,  Inc., a Delaware corporation. Except where the context otherwise requires, the term "Company" shall include any present or future Subsidiary or parent corporation (as "parent corporation" is defined in Section 424(e) of the Code and any regulations promulgated thereunder) of the Company and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board.

              (l)          "Consultant" shall mean any consultant or adviser that qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement.

              (m)        "Covered Employee" shall mean any Employee who is, or whom the Committee, in its discretion, determines may be, a "covered employee" within the meaning of Section 162(m)(3) of the Code.

              (n)         "Designated Beneficiary" shall mean the beneficiary designated, in a manner determined by the Company, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, "Designated Beneficiary" shall mean the Participant's estate.

              (o)         "Disability" shall mean that the Participant is "permanently and totally disabled" within the meaning of Section 22(e)(3) of the Code. Notwithstanding anything herein to the contrary, to the extent that a payment or benefit under the Plan constitutes nonqualified deferred compensation within the meaning of Section 409A, then, with respect to such payment or benefit, the Participant must also be "disabled" within the meaning of Section 409A(a)(2)(C) of the Code.

              (p)         "Dividend Equivalent" shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, granted under Section 8(b).

              (q)         "Effective Date" shall mean the date the Plan is approved by the Company's stockholders.

              (r)          "Eligible Individual" shall mean any person who is an Employee or a Consultant, as determined by the Administrator.

              (s)          "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company.

              (t)          "Equity Acceleration Date" shall mean, with respect to an Award held by a Participant:

                  (i)          the effective date of a Change in Control, in the event that the Participant experiences a Qualifying Termination that is within the period of time commencing three (3) months prior to the Change in Control and ending on the effective date of the Change in Control; or

                  (ii)         the effective date of the Participant's Termination of Service, in the event that the Participant experiences a Qualifying Termination that is within the period of time commencing on the effective date of a Change in Control and ending twelve (12) months following the Change in Control.

              (u)         "Expiration Date" shall mean the ten (10) year anniversary of the Effective Date.

              (v)          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

              (w)         "Fair Market Value" shall mean, as of any given date, the value of a share of Common Stock determined as follows:

                  (i)          If the Common Stock is listed on any established stock exchange, national market system or automated quotation system (such as NASDAQ), its Fair Market Value shall be the closing sales price for a share of Common Stock as quoted on such exchange or system for such date or, if there is no closing sales price for a share of Common Stock on the date in question, the closing sales price for a share of Common Stock on the last preceding date for which such quotation exists, as reported by NASDAQ or such other source as the Administrator deems reliable, such as The Wall Street Journal;

                  (ii)         If the Common Stock is regularly quoted by a recognized securities dealer but closing sales prices are not reported, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a share of Common Stock on such date, the high bid and low asked prices for a share of Common Stock on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                  (iii)        If the Common Stock is neither listed on an established stock exchange or a national market system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith.

              (x)          "Full Value Award" shall mean any Award other than an Option, Stock Appreciation Right or other Award for which the Participant pays the Fair Market Value of the Common Stock as of the date of grant (whether directly or by forgoing a right to receive a payment from the Company or any Subsidiary).

              (y)          "Good Reason" shall have the meaning given in an employment agreement, severance agreement, change in control agreement or other similar agreement, if any, between the Company and the Participant, or if there is no such agreement (or if such agreement does not define "Good Reason"), then except as otherwise provided by the Administrator in an Award Agreement with respect to an Award, "Good Reason" shall mean either of the following actions, if taken without the express written consent of the Participant:

                  (i)          A reduction of 5% or more in the Participant's base salary in effect immediately prior to the Change in Control; or

                  (ii)         A change in the Participant's principal place of employment in effect immediately prior to the Change in Control to a location that is more than fifty (50) miles from such principal place of employment.

A Participant's Termination of Service shall not be deemed to be for Good Reason unless, within sixty (60) days of the occurrence of the event constituting Good Reason, the Participant has provided the Company (or the acquiring entity) with (A) at least thirty (30) days' advance written notice of the Participant's decision to terminate his or her employment for Good Reason, and (B) a period of not less than thirty (30) days to cure the event or condition described in subsection (i) or (ii), and the Company (or the acquiring entity) has failed to so cure the event or has waived its right to cure the event, to the extent it is then subject to cure.

              (z)          "Measurement Date" shall mean, with respect to a Performance Award, the last day of the applicable Performance Period over which Performance Goals are measured pursuant to the terms of the Performance Award.

              (aa)       "NASDAQ" shall mean the NASDAQ Global Select Market.

              (bb)       "Option" shall mean a right to purchase shares of Common Stock at a specified exercise price, granted under Section 5. Any Option granted pursuant to the Plan is intended not to be an incentive stock option as described in Section 422 of the Code and shall be designated a "Nonqualified Stock Option."

              (cc)        "Other Stock Unit Award" shall mean an Award of shares of Common Stock, or other Award that is valued in whole or in part by reference to, or is otherwise based on, shares of Common Stock or other property, granted under Section 8.

              (dd)       "Participant" shall mean a person who has been granted an Award under the Plan.

              (ee)        "Performance Award" shall mean a Restricted Stock Award, an Other Stock Unit Award, a cash bonus award, a stock bonus award, or any other Award under the Plan that is made subject to the achievement of Performance Goals pursuant to Section 8 and is paid in cash, Common Stock or a combination of both.

              (ff)         "Performance-Based Compensation" shall mean any compensation that qualifies as "performance-based compensation" as described in Section 162(m).

              (gg)        "Performance Criteria" shall mean the criteria (and adjustments) that the Committee selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period, determined as follows:

                  (i)          The Performance Criteria that shall be used to establish Performance Goals shall include one or more of the following: Revenues, net income (loss), operating income (loss), gross profit, earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, operating profit before or after discontinued operations and/or depreciation and/or amortization, earnings (loss) per share, net cash flow, cash flow from operations, free cash flow, revenue growth, earnings growth, gross margins, operating margins, net margins, inventory management (including, but not limited to, reductions in inventory, inventory turns, and inventory levels), working capital (including a specific component thereof), return on sales, return on assets, return on stockholders' equity, return on investment or working capital, cash or cash equivalents position, achievement of balance sheet or income statement objectives or total stockholder return, stock price, improvement in financial ratings, completion of strategic acquisitions/dispositions, manufacturing efficiency, product quality, customer satisfaction, market share and/or product design wins, a specific cost or expense item, and implementation or completion of a specified key business project, any of which may be measured with respect to an individual Participant, the Company, or any one or more of the Company's Subsidiaries, divisions or business units, and in absolute or relative terms (including, but not limited to, (A) as compared to any incremental increase or decrease, (B) as compared to results of a peer group or other individuals or companies comparably, similarly or otherwise situated, or (C) as compared to a business plan, budget or forecast).

                  (ii)         The Administrator may, in its sole discretion, provide that one or more objectively determinable adjustments be made to one or more of the Performance Goals, including the exclusion of one or more of the following: (A) extraordinary and/or nonrecurring items, (B) the cumulative effects of changes in accounting principles or applicable laws, (C) gains or losses on the dispositions of discontinued operations, (D) the write-down of any asset, (E) charges for restructuring and rationalization programs, (F) amortization of purchased intangibles associated with acquisitions, (G) compensation expenses related to acquisitions, (H) other acquisition-related charges (including, but not limited to, items attributable to the business operations of any entity acquired by the Company during the Performance Period), (I) impairment charges, (J) gain or loss on minority equity investments, (K) noncash income tax expenses, (L) equity-based compensation expenses, (M) items relating to financing activities; (N) other nonoperating items; (O) items related to the disposal of a business or segment of a business; or (P) items attributable to any stock dividend, stock split, combination or exchange of shares occurring during the Performance Period. For all Awards intended to qualify as Performance-Based Compensation, such determinations shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m).

              (hh)       "Performance Goals" shall mean, for a Performance Period, one or more goals established in writing by the Administrator for the Performance Period based upon one or more performance criteria or measures; provided, however, that for any Award that is intended to qualify as Performance-Based Compensation, the Performance Goals shall be based on one or more Performance Criteria.

              (ii)         "Performance Period" shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, a Performance Award.

              (jj)         "Plan" shall mean this Skyworks Solutions, Inc. 2015 Long-Term Incentive Plan, as it may be amended or restated from time to time.

              (kk)       "Prior Plan" shall mean the Skyworks Solutions,  Inc. Amended and Restated 2005 Long-Term Incentive Plan.

              (ll)         "Qualifying Termination" shall mean a Participant's Termination of Service by the Company without Cause or by the Participant for Good Reason, in either case within the period of time commencing three (3) months prior to and ending twelve (12) months following the Change in Control. For the avoidance of doubt, the term "Qualifying Termination" shall apply only to an Employee's Termination of Service. In the case of a Consultant, no Termination of Service shall be a "Qualifying Termination" unless the Administrator, in its sole discretion, provides otherwise.

              (mm)     "Reorganization Event" shall mean:

                  (i)          any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled;

                  (ii)         any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction; or

                  (iii)        any liquidation or dissolution of the Company.

              (nn)       "Restricted Stock" shall mean Common Stock granted under Section 7 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

              (oo)       "Restricted Stock Award" shall mean an Award for Restricted Stock or Restricted Stock Units.

              (pp)       "Restricted Stock Units" shall mean the right to receive Common Stock granted under Section 7.

              (qq)       "Section 162(m)" shall mean Section 162(m) of the Code or any successor provision thereto, and the regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date.

              (rr)         "Section 409A" shall mean Section 409A of the Code or any successor provision thereto, and the regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date.

              (ss)        "Stock Appreciation Right" or "SAR" shall mean a stock appreciation right granted under Section 6.

              (tt)         "Subsidiary" shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing more than fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

              (uu)       "Substitute Award" shall mean an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term "Substitute Award" be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

              (vv)        "Termination of Service" shall mean,

                  (i)          As to a Consultant, the time when the engagement of a Participant as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without Cause, including, without limitation, by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary or service as a nonemployee director of the Company.

                  (ii)         As to an Employee, the time when the employee-employer relationship between a Participant and the Company or any Subsidiary is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, Disability or retirement; but excluding: (A) terminations where there is a simultaneous reemployment or continuing employment of a Participant by the Company or any Subsidiary, (B) terminations that are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee, and (C) at the sole discretion of the Administrator, terminations that result in a temporary severance of the employee-employer relationship.

The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to a Termination of Service, including, without limitation, the question of whether a Termination of Service resulted from a discharge for Cause, and all questions of whether a particular leave of absence constitutes a Termination of Service. For purposes of the Plan, a Participant's employee-employer relationship or consultancy relations shall be deemed to be terminated in the event that the Subsidiary employing or contracting with such Participant ceases to remain a Subsidiary following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spinoff).

3.           Administration and Delegation

              (a)         Administrator. The Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall administer the Plan (except as otherwise permitted herein) and shall consist solely of two or more nonemployee directors appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as a "non-employee director" as defined by Rule 16b-3 under the Exchange Act or any successor rule, an "outside director" as defined under Section 162(m) and an "independent director" under the rules of NASDAQ (or other securities exchange or automated quotation system on which shares of Common Stock are listed, quoted or traded); provided, that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 3(a) or otherwise provided in any charter of the Committee. Notwithstanding the foregoing, the Committee may delegate its authority hereunder to the extent permitted by Sections 3(d) and 3(e). In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan.

              (b)         Duties and Powers of Administrator. The Administrator shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Administrator may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Administrator shall be made in the Administrator's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Administrator shall be liable for any action or determination relating to or under the Plan made in good faith.

              (c)          Award Eligibility. The Administrator may, from time to time, select from among all Eligible Individuals those to whom an Award shall be granted under the Plan and shall determine the nature and amount of the Award, consistent with the requirements of the Plan.

              (d)         Delegation to Committees or Subcommittees. To the extent permitted by applicable law, the Board or Committee may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board.

              (e)          Delegation to Officers. To the extent permitted by applicable law, the Administrator may delegate to one or more officers of the Company the power to grant or amend Awards consistent with the terms and conditions of the Plan that constitute rights under Delaware law (subject to any limitations under the Plan) to employees or officers of the Company and to exercise such other powers under the Plan as the Administrator may determine, provided that the Administrator shall fix the terms of the Awards to be granted by such officers (including the exercise price of such Awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to Awards that the officers may grant; provided further, however, that no officer shall be authorized to grant Awards to, or amend Awards held by, the following individuals: (i) any "executive officer" of the Company (as defined by Rule 3b-7 under the Exchange Act), (ii) any "officer" of the Company (as defined by Rule 16a-1 under the Exchange Act), (iii) Covered Employees, or (iv) officers of the Company to whom authority to grant or amend Awards has been delegated hereunder. The Administrator may not delegate authority under this Section 3(e) to grant Restricted Stock, unless Delaware law then permits such delegation. Any delegation under this Section 3(e) shall be subject to any other restrictions and limits that the Administrator specifies at the time of such delegation, and the Administrator may at any time rescind the authority so delegated or appoint a new delegatee.

4.           Stock Available for Awards

              (a)         Number of Shares. Subject to adjustment under Section 11, Awards may be made under the Plan for a number of shares of Common Stock that is equal to the sum of: (i) 9.75 million shares of Common Stock; and (ii) such additional number of shares of Common Stock (up to 22.3 million shares) as is equal to the sum of (x) the number of shares of Common Stock reserved for issuance under the Prior Plan that remain available for grant under the Prior Plan as of the Effective Date, and (y) the number of shares of Common Stock subject to awards granted under the Prior Plan which awards expire, terminate or are otherwise surrendered, canceled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right after the Effective Date.

              (b)         Counting of Shares. Subject to adjustment under Section 11, an Option or Stock Appreciation Right shall be counted against the share limit specified in Section 4(a) as one share for each share of Common Stock subject to such Award, and a Full Value Award shall be counted against the share limit specified in Section 4(a) as one and one-half (1.5) shares for each share of Common Stock issued upon settlement of such Full Value Award.

              (c)          Lapses. If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. To the extent that a Full Value Award (which, for purposes of this Section 4(c) shall include any equivalent award granted under the Prior Plan) is forfeited or expires or such Full Value Award is settled for cash (in whole or in part), the shares of Common Stock available under the Plan shall be increased by one and one-half (1.5) shares of Common Stock subject to such Full Value Award that is forfeited, expired, or settled in cash. Notwithstanding the foregoing, shares delivered (either by actual delivery, attestation or net exercise) to the Company by a Participant (i) to purchase shares of Common Stock upon the exercise of an Award or (ii) to satisfy tax withholding obligations with respect to any Awards (including shares retained from the Award creating the tax obligation) shall not be added back to the number of shares available for the future grant of Awards. In the case of the exercise of a SAR for shares, the number of shares counted against the shares available under the Plan shall be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle such SAR upon exercise. Shares of Common Stock issued under the Plan may consist in whole or in part of authorized but unissued shares, treasury shares, or shares purchased on the open market; provided, however, that shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Award shall not increase the number of shares available for future grant of Awards. The payment of Dividend Equivalents in cash in conjunction with any outstanding Award shall not be counted against the number of shares of Common Stock available for issuance under the Plan.

              (d)         Substitute Awards. To the extent permitted by applicable law, Substitute Awards shall not reduce the number of shares of Common Stock authorized for grant under the Plan or count against the Award Limit with respect to any Participant. Substitute Awards may be granted on such terms as the Administrator deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan.

              (e)          Section 162(m) Per-Participant Limit. Without regard to the share-counting rules in Section 4(b) hereof, the maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan during any calendar year shall be 1,500,000 and the maximum aggregate amount of cash that may be paid during any calendar year with respect to one or more Awards payable in cash shall be $5,000,000. For purposes of the foregoing limits, the combination of an Option in tandem with an SAR shall be treated as a single Award. The Award Limit described in this Section 4(e) shall be construed and applied consistently with Section 162(m). The fungible share counting rules in Section 4(b) shall not apply for purposes of this Section 4(e) and instead, each share subject to any type of Award shall be counted as one share for purposes of this Section 4(e).

5.           Stock Options

              (a)         General. The Administrator may grant Options and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

              (b)         Exercise Price. The Administrator shall establish the exercise price of each Option and specify such exercise price in the applicable option agreement; provided, however, that the exercise price shall not be less than 100% of the Fair Market Value at the time the Option is granted.

              (c)          Option Vesting. The period during which the right to exercise, in whole or in part, an Option vests in the Participant shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with the Company or any Subsidiary, any of the Performance Criteria, or any other criteria selected by the Administrator. At any time after grant of an Option, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests. No portion of an Option that is unexercisable at a Participant's Termination of Service shall thereafter become exercisable, except as may be otherwise provided in the Plan or by the Administrator either in the Award Agreement or by action of the Administrator following the grant of the Option.

              (d)         Termination of Service. Except as otherwise provided (i) in Sections 5(e), 12(d), 12(e), (ii) in an employment agreement, severance agreement, change in control agreement or other similar agreement, if any, between the Company and the Participant, (iii) by the Administrator in an Award Agreement, or (iv) by action of the Administrator following the grant of an Option, all outstanding Options held by a Participant that are exercisable upon the Participant's Termination of Service, shall remain exercisable for a period of time expiring on the earlier of (a) the three (3) month anniversary of the Participant's Termination of Service, and (b) the final expiration date of such Options as set forth in the applicable Award Agreement, subject to the other terms and conditions of such Award Agreement; provided that such Options shall be exercisable only to the extent that the Participant was entitled to exercise such Options on the date of the Termination of Service. Notwithstanding the foregoing, if the Participant violates the non-solicitation, non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between such Participant and the Company, the right to exercise Options under this Section 5(d) shall terminate immediately upon written notice to the Participant from the Company describing such violation.

              (e)          Termination of Service for Cause. Except as otherwise provided (i) in an employment agreement, severance agreement, change in control agreement or other similar agreement, if any, between the Company and the Participant, (ii) by the Administrator in an Award Agreement, or (iii) by action of the Administrator following the grant of an Option, all outstanding Options that were exercisable by the Participant immediately prior to the Participant's Termination of Service for Cause, shall terminate immediately upon the effective date of such Termination of Service and shall not be exercisable. The Participant shall be considered to have been discharged for Cause if the Company determines, within 30 days after the Participant's resignation, that discharge for Cause was warranted.

              (f)          Limitation on Repricing. Unless such action is approved by the Company's stockholders, the Company may not (except as provided for under Section 11): (i) amend any outstanding Option granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option, (ii) cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option, (iii) cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current Fair Market Value, or (iv) take any other action under the Plan that constitutes a "repricing" within the meaning of the rules of NASDAQ (or other securities exchange or automated quotation system on which shares of Common Stock are listed, quoted or traded).

              (g)          No Reload Rights. No Option granted under the Plan shall contain any provision entitling the optionee to the automatic grant of additional Options in connection with any exercise of the original Option.

              (h)         Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Administrator may specify in the applicable option agreement; provided, however, that no Option will be granted for a term in excess of seven (7) years. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Participant has the right to exercise the vested Options, which time period may not extend beyond the term of the Option.

              (i)          Exercise of Option. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Administrator together with payment in full as specified in Section 13(g) for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company following exercise as soon as practicable.

              (j)          Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

              (k)         Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Administrator may grant Options in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. An Option that is a Substitute Award may be granted on such terms as the Administrator deems appropriate in the circumstances, notwithstanding any limitations on Options contained in this Section 5 or in Section 3(c). Notwithstanding the foregoing provisions of this Section 5 to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares of Common Stock subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that such price per share shall be determined in accordance with Section 409A (and, if applicable, with Section 424 of the Code and the regulations thereunder).

6.           Stock Appreciation Rights

              (a)         General. A Stock Appreciation Right, or SAR, is an Award entitling the holder, upon exercise, to receive Common Stock determined in whole or in part by reference to appreciation, from and after the date of grant, in the Fair Market Value of a share of Common Stock. SARs may be based solely on appreciation in the Fair Market Value of Common Stock or on a comparison of such appreciation with some other measure of market growth such as (but not limited to) appreciation in a recognized market index. The date as of which such appreciation or other measure is determined shall be the exercise date unless another date is specified by the Administrator in the SAR Award. SARs may not be granted with a term in excess of seven (7) years from the date of grant.

              (b)         Grants. Stock Appreciation Rights may be granted in tandem with, or independently of, Options granted under the Plan.

                  (i)          Tandem Awards. When Stock Appreciation Rights are expressly granted in tandem with Options, (A) the Stock Appreciation Right will be exercisable only at such time or times, and to the extent, that the related Option is exercisable (except to the extent designated by the Administrator in connection with a Reorganization Event and will be exercisable in accordance with the procedure required for exercise of the related Option); (B) the Stock Appreciation Right will terminate and no longer be exercisable upon the termination or exercise of the related Option, except to the extent designated by the Administrator in connection with a Reorganization Event and except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the Stock Appreciation Right; (C) the Option will terminate and no longer be exercisable upon the exercise of the related Stock Appreciation Right; and (D) the Stock Appreciation Right will be transferable only with the related Option.

                  (ii)         Independent SARs. A Stock Appreciation Right not expressly granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Administrator may specify in the SAR Award.

              (c)          Exercise. Stock Appreciation Rights may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Administrator, together with any other documents required by the Administrator.

              (d)         Limitation on Repricing. Unless such action is approved by the Company's stockholders, the Company may not (except as provided for under Section 11): (i) amend any outstanding SAR granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding SAR,

(ii) cancel any outstanding stock appreciation right (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled stock appreciation right, (iii) cancel in exchange for a cash payment any outstanding SAR with an exercise price per share above the then-current Fair Market Value, or (iv) take any other action under the Plan that constitutes a "repricing" within the meaning of the rules of NASDAQ (or other securities exchange or automated quotation system on which shares of Common Stock are listed, quoted or traded).

7.           Restricted Stock; Restricted Stock Units

              (a)         General. The Administrator may grant Awards of Restricted Stock to Eligible Individuals entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Administrator in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Administrator for such Award. Instead of granting Awards of Restricted Stock, the Administrator may grant Awards of Restricted Stock Units to Eligible Individuals entitling recipients to receive shares of Common Stock to be delivered at the time such shares of Common Stock vest subject to such terms and conditions on the delivery of the shares of Common Stock as the Administrator shall determine. The Administrator shall determine the terms and conditions of a Restricted Stock Award, including the conditions for repurchase, forfeiture, or vesting, and the issue price, if any.

              (b)         Stock Certificates; Dividends. Subject to Section 13(l), any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Administrator, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the Designated Beneficiary. Unless otherwise provided in the applicable Award Agreement, any dividends (whether paid in cash, stock or property) declared and paid by the Company with respect to unvested shares of Restricted Stock shall be subject to accrual as provided in Section 13(h).

8.           Performance Awards, Dividend Equivalents, and Other Stock Unit Awards

              (a)         Performance Awards. The Administrator may grant Performance Awards under the Plan to any Eligible Individual and may determine whether such Performance Awards are intended to qualify as Performance-Based Compensation. The value of Performance Awards shall be subject to the achievement of Performance Goals over a specified Performance Period. The Performance Goals applicable to a Performance Award may (i) vary by Participant, (ii) be different for different Awards, or (iii) be particular to a Participant or the Subsidiary, division, business unit, department, branch, or other unit in which the Participant works.

              (b)         Dividend Equivalents. The Administrator may grant Dividend Equivalents under the Plan to any Eligible Individual based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date an Award is granted to a Participant and the date such Award vests, is distributed or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator. Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights. Unless otherwise provided in the applicable Award Agreement, any Dividend Equivalents shall be subject to accrual as provided in Section 13(h).

              (c)          Other Stock Unit Awards. The Administrator may grant Other Stock Unit Awards under the Plan to any Eligible Individual. Such Other Stock Unit Awards shall be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock Unit Awards may be paid in shares of Common Stock or cash, as the Administrator shall determine. Subject to the provisions of the Plan, the Administrator shall determine the conditions of each Other Stock Unit Award, including any purchase price applicable thereto and any conditions applicable thereto, including without limitation, performance-based conditions.

9.           Awards Intended to Qualify as Performance-Based Compensation

              (a)         General. The Committee, in its sole discretion, may determine whether an Award is intended to qualify as Performance-Based Compensation. If the Committee, in its discretion, decides to grant such an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation, then the provisions of this Section 9 shall control over any contrary provision contained in the Plan. The Administrator may in its sole discretion grant Awards to Covered Employees and other Eligible Individuals that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Section 9 and are not intended to qualify as Performance-Based Compensation.

              (b)         Committee. Grants of Performance Awards or other Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by the Committee. In the case of such Awards granted to Covered Employees, references to the Administrator shall be treated as referring to the Committee.

              (c)          Types of Awards. Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Covered Employee intended to qualify as Performance-Based Compensation, including, without limitation, Restricted Stock the restrictions with respect to which lapse upon the attainment of specified Performance Goals and any Performance Awards that vest or become exercisable or payable upon the attainment of one or more specified Performance Goals.

              (d)         Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the requirements of Section 162(m), with respect to any Award granted to one or more Covered Employees that is intended to qualify as Performance-Based Compensation, no later than 90 days following the commencement of any Performance Period or any designated fiscal period or period of service (or such earlier time as may be required under Section 162(m)), the Committee shall, in writing, (i) designate one or more Participants, (ii) select the Performance Criteria applicable to the Performance Period, (iii) establish the Performance Goals, and amounts of such Awards, as applicable, that may be earned for such Performance Period based on the Performance Criteria, and (iv) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether and the extent to which the applicable Performance Goals have been achieved for such Performance Period.

              (e)          Adjustments. Notwithstanding any provision of the Plan, with respect to any Award that is intended to qualify as Performance-Based Compensation,

                  (i)          the Committee may adjust downwards, but not upwards, the cash or number of Shares payable pursuant to such Award, and the Committee may not waive the achievement of the applicable Performance Goals except in the case of the death or Disability of the Participant or a Change in Control of the Company; and

                  (ii)         no adjustment or action described in Sections 10, 11, or 12, or in any other provision of the Plan, shall be authorized to the extent that such adjustment or action would cause such Award to fail to qualify as Performance-Based Compensation, unless the Administrator determines that the Award should not so qualify.

              (f)          Payment of Performance-Based Awards. Except as provided in Sections 10 and 12 or as otherwise provided in the Plan or an applicable Award Agreement and only to the extent permitted by Section 162(m), as to an Award that is intended to qualify as Performance-Based Compensation, the Participant shall be eligible to receive payment pursuant to such Awards for a Performance Period only if and to the extent the Performance Goals for such period are achieved.

              (g)          Other. The Committee shall have the power to impose such other restrictions on Performance Awards as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for Performance-Based Compensation.

10.         Effect of a Change in Control

              (a)         Qualifying Termination Prior to Change in Control. Notwithstanding anything in this Plan to the contrary, in the event that a Participant experiences a Qualifying Termination that is within the period of time commencing three (3) months prior to the Change in Control and ending on the effective date of the Change in Control, then on the date of the Termination of Service, each outstanding and unvested Award held by such Participant as of the day prior to the date of the Participant's Termination of Service shall

                  (i)          remain outstanding for the period of three (3) months following the Participant's Termination of Service with any vesting of such Award being suspended until it is determined whether there is a Change in Control during the three (3) month period following the Participant's Termination of Service;

                  (ii)         if a Change in Control occurs within the three (3) month period following the Participant's Termination of Service, be treated as if the Participant had remained employed by the Company through the effective date of the Change in Control and notwithstanding any vesting schedule, forfeiture provisions, or anything else to the contrary in the respective Award Agreement governing such Award, subject to the same terms and conditions as in effect immediately prior to the Participant's Termination of Service and subject to any applicable provisions of this Section 10; and

                  (iii)        if no Change in Control occurs within the three (3) month period following the Participant's Termination of Service, terminate and be of no further force or effect except as otherwise provided by the Administrator or in a written agreement between the Company and the Participant.

              (b)         Treatment of Awards upon a Change in Control. In the event of a Change in Control (without regard to whether such event also constitutes a Reorganization Event), the following provisions shall apply to all then-outstanding Awards (including any Awards that remain outstanding as of the Change in Control pursuant to Section 10(a)):

                  (i)          Performance Awards. If the Change in Control occurs prior to the Measurement Date for a Performance Award that vests based upon the achievement of Performance Goals and upon a Participant providing continued service to the Company, then upon the effective date of the Change in Control such Award shall be earned as to the greater of (A) the "Target" level of shares for such Award, or (B) the number of shares that would have been earned pursuant to the terms of such Award based upon performance up through and including the day prior to the date of the Change in Control; provided, however, that if the Administrator determines in its sole discretion that it is impracticable to calculate the number of shares that would have been earned under clause (B) above with respect to one or more of the applicable Performance Goals of the Award, then such Award shall be earned as to the "Target" level of shares covered by such Performance Goal(s). For the avoidance of doubt, any deemed satisfaction of Performance Goals as described in this Section 10(b)(i) shall occur prior to the assumption, substitution, or accelerated vesting of such Award as provided in this Section 10(b) or in Section 10(c).

                  (ii)         Awards Not Assumed. In the event that the successor or surviving company in the Change in Control does not agree to assume, or substitute for, an outstanding Award (or in the event that the Company is the ultimate parent corporation in the Change in Control and does not agree to continue the Award) on substantially similar terms with substantially equivalent economic benefits (which benefits shall include, for the avoidance of doubt, the liquidity of the securities underlying the assumed or substituted award following the Change in Control) as exist for such Award immediately prior to the Change in Control, as determined in the sole discretion of the Administrator, then such Award shall, immediately prior to the Change in Control, automatically become vested, exercisable, and issuable, and any forfeiture restrictions thereon shall immediately lapse, as applicable, in each case, with respect to one-hundred percent (100%) of that number of then-unvested shares underlying such Award, after giving effect to any deemed satisfaction of Performance Goals as described in Section 10(b)(i). If an Award becomes exercisable pursuant to this Section 10(b)(ii), the Administrator shall notify the Participant that the Award shall be fully exercisable beginning prior to the Change in Control contingent on the occurrence of the Change in Control, and the Award shall terminate on the Change in Control.

                  (iii)        Awards Assumed. In the event that the successor or surviving company in the Change in Control agrees to assume, or substitute for, an outstanding Award (or in the event that the Company is the ultimate parent corporation in the Change in Control and agrees to continue the Award) on substantially similar terms with substantially equivalent economic benefits (which benefits shall include, for the avoidance of doubt, the liquidity of the securities underlying the assumed or substituted award following the Change in Control) as exist for such Award immediately prior to the Change in Control (but after giving effect to any deemed satisfaction of Performance Goals as described in Section 10(b)(i)), as determined in the sole discretion of the Administrator, then for the avoidance of doubt, such Award shall, following the Change in Control, continue to be subject to the same time-based vesting schedule to which the Award was subject immediately prior to the Change in Control.

              (c)          Treatment of Awards upon a Qualifying Termination. Subject to the provisions of Section 14(g), in the event that a Participant experiences a Qualifying Termination, each outstanding and unvested Award under the Plan held by the Participant on the Equity Acceleration Date that, pursuant to its terms and after giving effect to any deemed satisfaction of Performance Goals as described in Section 10(b)(i) and any deemed continued employment through the effective date of the Change in Control as described in Section 10(a), vests solely based upon providing continued service to the Company (or, if applicable, a successor corporation to the Company), including, without limitation, Options, SARs, Restricted Stock Awards, and Performance Awards that are earned but unissued, shall on the Equity Acceleration Date automatically become vested, exercisable, and issuable, and any forfeiture restrictions thereon shall immediately lapse, as applicable, in each case, with respect to one-hundred percent (100%) of that number of then-unvested shares underlying such Award. For the avoidance of doubt, the reference in this Section 10(c) to "Performance Awards that are earned but unissued" shall include any Awards (i) for which the Measurement Date occurs on or prior to the effective date of the Change in Control, and (ii) for which the Change in Control occurs prior to the Measurement Date and which are upon the Change in Control converted into, or substituted by, Awards vesting solely based upon providing continued service to the Company or its successor, pursuant to Section 10(b) above.

              (d)         Share Issuance. Subject to Section 13(f), any shares of Common Stock that are issued pursuant to Section 10(b)(ii) or Section 10(c) shall be issued to the applicable Participant on, or as soon as practicable (but not more than sixty (60) days) after, the Equity Acceleration Date (or such later date as may be required by Section 14(g)).

11.         Effect of Changes in Common Stock and Reorganization Events

              (a)         Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spinoff or other similar change in capitalization or event, or any distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under this Plan, (ii) the Award Limit set forth in Section 4(e), (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share- and per-share provisions of each Stock Appreciation Right, (v) the repurchase price per share subject to each outstanding Restricted Stock Award and (vi) the share- and per-share provisions of each outstanding Other Stock Unit Award, shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent determined by the Board.

              (b)         Consequences of a Reorganization Event on Awards Other than Restricted Stock. In connection with a Reorganization Event, the Board shall take any one or more of the following actions as to all or any outstanding Awards other than Restricted Stock on such terms as the Board determines: (i) provide that Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Participant, provide that the Participant's unexercised Options or other unexercised Awards shall become exercisable in full and will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become realizable or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the "Acquisition Price"), make or provide for a cash payment to a Participant equal to (A) the Acquisition Price times the number of shares of Common Stock subject to the Participant's Options or other Awards (to the extent the exercise price does not exceed the Acquisition Price) minus (B) the aggregate exercise price of all such outstanding Options or other Awards, in exchange for the termination of such Options or other Awards, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof) and (vi) any combination of the foregoing.

For purposes of subsection (i) above, an Option shall be considered assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

To the extent all or any portion of an Option becomes exercisable solely as a result of subsection (ii) above, the Board may provide that upon exercise of such Option the Participant shall receive shares subject to a right of repurchase by the Company or its successor at the Option exercise price; such repurchase right (x) shall lapse at the same rate as the Option would have become exercisable under its terms and (y) shall not apply to any shares subject to the Option that were exercisable under its terms without regard to subsection (ii) above.

              (c)          Consequences of a Reorganization Event on Awards of Restricted Stock. Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company under each outstanding Award of Restricted Stock shall inure to the benefit of the Company's successor and shall apply to the cash, securities or other property that the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Award of Restricted Stock. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Award of Restricted Stock or any other agreement between a Participant and the Company, all restrictions and conditions on all Awards of Restricted Stock then outstanding shall automatically be deemed terminated or satisfied.

12.         Termination of Service Due to Death or Disability

              (a)         Acceleration of Awards. In the event that a Participant experiences a Termination of Service due to death or Disability, on the date of such Termination of Service each outstanding and unvested Award under the Plan held by the Participant that, pursuant to its terms, vests solely based upon providing continued service to the Company, including, without limitation, Options, SARs, Restricted Stock Awards, and Performance Awards that are earned but unissued, shall automatically become vested, exercisable, and issuable, and any forfeiture restrictions thereon shall immediately lapse, as applicable, in each case, with respect to one-hundred percent (100%) of that number of then-unvested shares underlying such Award.

              (b)         Performance Awards. In the event that a Participant holds a Performance Award that vests based upon the achievement of Performance Goals and upon providing continued service to the Company and the Participant's Termination of Service due to death or Disability occurs prior to the Measurement Date for such Award, then such Award shall, as of the Measurement Date, (i) be earned as to the greater of (A) the "Target" level of shares for such Award, or (B) the number of shares that would have been earned pursuant to the terms of such Award had the Participant remained employed through the Measurement Date, and (ii) automatically become vested, exercisable, and issuable, and any forfeiture restrictions thereon shall immediately lapse, as applicable, in each case, as of the Measurement Date, with respect to one-hundred percent (100%) of that number of then-unvested shares underlying such equity Award that are earned pursuant to subsection (i) above.

              (c)          Share Issuance. Subject to Section 13(f), any shares of Common Stock that are issued pursuant to Section 12(a) shall be issued to the Participant (or to the Participant's estate, if applicable) on, or as soon as practicable (but not more than sixty (60) days) after, the date of the Participant's Termination of Service (or such later date as may be required by Section 14(g)). Subject to Section 13(f), any shares of Common Stock that are issued pursuant to Section 12(b) shall be issued to the Participant (or to the Participant's estate, if applicable) on, or as soon as practicable (but not more than sixty (60) days) after, the Measurement Date.

              (d)         Exercise Period of Options Upon Death. Except as otherwise provided (i) in an employment agreement, severance agreement, change in control agreement or other similar agreement, if any, between the Company and the Participant, (ii) by the Administrator in an Award Agreement, or (iii) by action of the Administrator following the grant of an Option, all outstanding Options held by a Participant that are exercisable upon the Participant's Termination of Service due to death (including any Options that become vested and exercisable pursuant to Section 12(a)) shall remain exercisable for a period of time expiring on the earlier of (a) the one (1) year anniversary of the Participant's Termination of Service due to death, and (b) the final expiration date of such Options as set forth in the applicable Award Agreement, subject to the other terms and conditions of such Award Agreement.

              (e)          Exercise Period of Options Upon Disability. Except as otherwise provided (i) in an employment agreement, severance agreement, change in control agreement or other similar agreement, if any, between the Company and the Participant, (ii) by the Administrator in an Award Agreement, or (iii) by action of the Administrator following the grant of an Option, all outstanding Options held by a Participant that are exercisable upon the Participant's Termination of Service due to Disability (including any Options that become vested and exercisable pursuant to Section 12(a)) shall remain exercisable for a period of time expiring on the earlier of (a) the six (6) month anniversary of the Participant's Termination of Service due to Disability, and (b) the final expiration date of such Options as set forth in the applicable Award Agreement, subject to the other terms and conditions of such Award Agreement.

13.         General Provisions Applicable to Awards

              (a)         Transferability of Awards. Except as the Administrator may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

              (b)         Award Agreement. Each Award shall be evidenced by an Award Agreement (which may be electronic). Award Agreements evidencing Awards intended to qualify as Performance-Based Compensation shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m).

              (c)          Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 under the Exchange Act or any successor rule) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

              (d)         Administrator Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Administrator need not treat Participants uniformly.

              (e)          Termination of Service. Subject to the provisions of Sections 10 and 12, the Administrator in its sole discretion shall determine the effect on an Award of the Disability, death, or other Termination of Service or change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant's legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

              (f)          Withholding. The Company shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including applicable income and payroll taxes) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of the Plan. The Administrator may in its sole discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Common Stock otherwise issuable under an Award (or allow the surrender of shares of Common Stock). The number of shares of Common Stock which may be so withheld or surrendered shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income. The Administrator shall determine the fair market value of the Common Stock, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.

              (g)          Payment. The Administrator shall determine the methods by which payments shall be made by any Participant with respect to any Awards granted under the Plan, including, without limitation:

                  (i)          in cash or by check, payable to the order of the Company;

                  (ii)         except as the Administrator may otherwise provide in an option agreement, by (A) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and/or any required tax withholding, or (B) delivery by the

    Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and/or any required tax withholding, provided, in either case, that delivery of such required payments is then made to the Company upon settlement of such sale;

                  (iii)        when the Common Stock is registered under the Exchange Act, by delivery of shares of Common Stock owned by the Participant valued at their Fair Market Value, provided (A) such method of payment is then permitted under applicable law, (B) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Administrator in its discretion and (C) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

                  (iv)        to the extent permitted by applicable law and by the Administrator, by payment of such other lawful consideration as the Administrator may determine; or

                  (v)          by any combination of the above-permitted forms of payment.

              (h)         Accrued Dividends. Unless otherwise provided in the applicable Award Agreement, any dividends (whether paid in cash, stock or property) declared and paid by the Company with respect to shares of Restricted Stock or Dividend Equivalents granted with respect to Restricted Stock Units or other Awards (either, "Accrued Dividends") shall be paid to the Participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares or, in the case of a Restricted Stock Unit or other Award, the Award vests and the shares are delivered to the Participant. In addition, Accrued Dividends with respect to an Award with performance-based vesting that are based on dividends paid prior to the vesting of such Award shall be paid out to the Participant only to the extent that the performance-based vesting conditions are subsequently satisfied and the Award vests. Each payment of Accrued Dividends will be made no later than the end of the calendar year in which the dividends are paid to stockholders of that class of stock or, if later, the 15th day of the third month following the lapsing of the restrictions on transferability and the forfeitability provisions applicable to the Restricted Stock Award. No interest will be paid on Accrued Dividends.

              (i)          Fractional Shares. No fractional shares of Common Stock shall be issued pursuant to Awards granted under the Plan, and the Administrator shall determine, in its sole discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding down.

              (j)          Amendment of Award. Except as provided in Sections 5 and 6, the Administrator may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type and changing the date of exercise or realization, provided that the Participant's consent to such action shall be required unless the Administrator determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

              (k)         Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, the shares of Common Stock are covered by an effective registration statement or applicable exemption from registration and all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

              (l)          Book Entry. Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by any applicable law, rule or regulation, the Company shall not deliver to any Participant certificates evidencing shares of Common Stock issued in connection with any Award and instead such shares of Common Stock shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

              (m)        Acceleration. Except as otherwise provided in the Plan, the Administrator may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

14.         Miscellaneous

              (a)         No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

              (b)         No Rights as Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

              (c)          Approval of Plan by Stockholders. The Plan shall be submitted for the approval of the Company's stockholders within twelve (12) months after the date of the Board's initial adoption of the Plan. If the Plan is not approved by the Company's stockholders, (i) it will not become effective, (ii) no Awards shall be granted thereunder, and (iii) the Prior Plan will continue in full force and effect in accordance with its terms. Upon the approval of the Plan by the Company's stockholders, the Plan shall become effective and any awards outstanding under the Prior Plan as of the date of such approval shall remain outstanding and, if applicable, exercisable pursuant to the terms of such individual grants.

              (d)         Term of Plan. No Awards shall be granted under the Plan on or after the Expiration Date. Any Awards that are outstanding on the Expiration Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

              (e)          Amendment of Plan. The Board or the Committee may amend, suspend or terminate the Plan or any portion thereof at any time; provided that, to the extent required by Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until such amendment shall have been approved by the Company's stockholders if required by Section 162(m) (including the vote required under Section 162(m)); and provided further that, without approval of the Company's stockholders, no amendment may (i) increase the number of shares authorized under the Plan (other than pursuant to Section 11), (ii) materially increase the benefits provided under the Plan, (iii) materially expand the class of participants eligible to participate in the Plan, (iv) expand the types of Awards provided under the Plan or (v) make any other changes that require stockholder approval under the rules of NASDAQ (or other securities exchange or automated quotation system on which shares of Common Stock are listed, quoted or traded). No amendment, suspension or termination of the Plan shall, without the consent of the Participant, impair any rights or obligations under any Award theretofore granted or awarded, unless the applicable Award Agreement itself otherwise expressly so provides. No Awards may be granted or awarded under the Plan during any period of suspension or after termination of the Plan.

              (f)          Provisions for Foreign Participants. The Administrator may modify Awards or Options granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

              (g)          Compliance with Section 409A. Except as provided in individual Award Agreements initially or by amendment, if and to the extent (A) any portion of any payment, compensation or other benefit provided to a Participant pursuant to the Plan in connection with his or her Termination of Service constitutes "nonqualified deferred compensation" within the meaning of Section 409A, and (B) the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company in accordance with its procedures, by which determinations the Participant (through accepting the Award) agrees that he or she is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of "separation from service" (as determined under Section 409A) (the "New Payment Date"), except as Section 409A may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule.

              (h)         Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of Delaware.

0

SKYWORKS SOLUTIONS, INC.

Proxy for Annual Meeting of Stockholders

May 19, 2015

SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints David J. Aldrich and Mark V.B. Tremallo, and each of them singly, proxies, with full power of substitution to vote all shares of stock of Skyworks Solutions, Inc. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Skyworks Solutions, Inc. to be held at 2:00 p.m., local time, on May 19, 2015, at the Boston Marriott Burlington, 1 Burlington Mall Road, Burlington, Massachusetts, or at any adjournment or postponement thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and 2015 Proxy Statement, a copy of which has been received by the undersigned. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

OUR BOARD OF DIRECTORS ENCOURAGES STOCKHOLDERS TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO SUBMIT A PROXY PROMPTLY IN ONE OF THE FOLLOWING WAYS: (A) BY COMPLETING, SIGNING AND DATING THE ACCOMPANYING PROXY CARD AND RETURNING IT IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE; (B) BY COMPLETING AND SUBMITTING YOUR PROXY USING THE TOLL-FREE TELEPHONE NUMBER LISTED ON THE OTHER SIDE OF THIS PROXY CARD; OR (C) BY COMPLETING AND SUBMITTING YOUR PROXY VIA THE INTERNET BY VISITING THE WEBSITE ADDRESS LISTED ON THE OTHER SIDE OF THIS PROXY CARD. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED.

1.1	(Continued and to be signed on the reverse side)	14475

ANNUAL MEETING OF STOCKHOLDERS OF

SKYWORKS SOLUTIONS, INC.

May 19, 2015

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, Proxy Statement and proxy card

are available at www.skyworksinc.com/annualreport.

Please sign, date and mail your

proxy card in the envelope

provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

00003333333333331000 5	051915

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1,

FOR" PROPOSALS 2, 3 AND 4, AND “AGAINST” PROPOSAL 5.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1, "FOR" PROPOSALS 2, 3 AND 4, AND “AGAINST” PROPOSAL 5. THE PROXIES WILL VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

ELECTRONIC ACCESS TO FUTURE DOCUMENTS

If you would like to receive future shareholder communications over the Internet exclusively, and no longer receive any material by mail, please visit http://www.amstock.com. Click on Shareholder Account Access to enroll. Please enter your account number and tax identification number to log in, then select Receive Company Mailings via E-Mail and provide your e-mail address.

	1.	To elect the following eight individuals nominated to serve as directors of the Company with terms expiring at the next annual meeting of stockholders.
			FOR	AGAINST	ABSTAIN
		David J. Aldrich	☐	☐	☐

		Kevin L. Beebe	☐	☐	☐

		Timothy R. Furey	☐	☐	☐

		Balakrishnan S. Iyer	☐	☐	☐

		Christine King	☐	☐	☐

		David P. McGlade	☐	☐	☐

		David J. McLachlan	☐	☐	☐

		Robert A. Schriesheim	☐	☐	☐

	2.	To ratify the selection by the Company’s Audit Committee of KPMG LLP as the independent registered public accounting firm for the Company for fiscal year 2015.	☐	☐	☐

	3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers, as described in the Company's Proxy Statement.	☐	☐	☐

	4.	To approve the Company’s 2015 Long-Term Incentive Plan.	☐	☐	☐

	5.	To approve a stockholder proposal regarding supermajority voting provisions.	☐	☐	☐

		I/We will attend the annual meeting.	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:   Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, partnership, limited liability company or other entity, please sign full entity name by duly authorized officer, giving full title as such.

ANNUAL MEETING OF STOCKHOLDERS OF

SKYWORKS SOLUTIONS, INC.

May 19, 2015

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the website.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and  follow the instructions.  Have your proxy card available when you call.

Vote online/phone until 11:59 PM EDT the day before the meeting.	COMPANY NUMBER

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.	ACCOUNT NUMBER

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent  makes  it  easy  to  go  paperless.  With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement and proxy card are available at www.skyworksinc.com/annualreport.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

00003333333333331000 5	051915

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1,

"FOR" PROPOSALS 2, 3 AND 4, AND “AGAINST” PROPOSAL 5.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1, "FOR" PROPOSALS 2, 3 AND 4, AND “AGAINST” PROPOSAL 5. THE PROXIES WILL VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

ELECTRONIC ACCESS TO FUTURE DOCUMENTS

If you would like to receive future shareholder communications over the Internet exclusively, and no longer receive any material by mail, please visit http://www.amstock.com. Click on Shareholder Account Access to enroll. Please enter your account number and tax identification number to log in, then select Receive Company Mailings via E-Mail and provide your e-mail address.

	1.	To elect the following eight individuals nominated to serve as directors of the Company with terms expiring at the next annual meeting of stockholders.
			FOR	AGAINST	ABSTAIN
		David J. Aldrich	☐	☐	☐

		Kevin L. Beebe	☐	☐	☐

		Timothy R. Furey	☐	☐	☐

		Balakrishnan S. Iyer	☐	☐	☐

		Christine King	☐	☐	☐

		David P. McGlade	☐	☐	☐

		David J. McLachlan	☐	☐	☐

		Robert A. Schriesheim	☐	☐	☐

	2.	To ratify the selection by the Company’s Audit Committee of KPMG LLP as the independent registered public accounting firm for the Company for fiscal year 2015.	☐	☐	☐

	3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers, as described in the Company's Proxy Statement.	☐	☐	☐

	4.	To approve the Company’s 2015 Long-Term Incentive Plan.	☐	☐	☐

	5.	To approve a stockholder proposal regarding supermajority voting provisions.	☐	☐	☐

		I/We will attend the annual meeting.	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:   Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, partnership, limited liability company or other entity, please sign full entity name by duly authorized officer, giving full title as such.